                                             Nations Global Value Fund

                                             Nations International
                                             Value Fund

                                             Nations International
                                             Equity Fund
        INTERNATIONAL/GLOBAL
        STOCK FUNDS                          Nations Marsico
        ----------------------------------   International Opportunities
        Annual report for the year ended     Fund
          March 31, 2002
                                             Nations Emerging
                                             Markets Fund




                                            [NATIONS FUNDS LOGO]

This Report is submitted for the general information of shareholders of Nations Funds. This material must be preceded or accompanied by a current Nations Funds prospectus.

Nations Funds distributor: Stephens Inc., which is not affiliated with Bank of America Corporation, is not a bank, and securities offered by it are not guaranteed by any bank or insured by the FDIC. Stephens Inc., member NYSE, SIPC.

Nations Funds Investment Adviser: Banc of America Advisors, LLC.

NOT FDIC INSURED              MAY LOSE VALUE                NO BANK GUARANTEE

PRESIDENTS' MESSAGE
                           Dear Shareholder:

                           The 12-month period ending March 31, 2002 marked a year of remarkable volatility, uncertainty and change in the markets. The tragic events of September 11, 2001 -- a terrorist attack of unspeakable magnitude -- shocked the United States and the world, sending markets worldwide into a short-term free fall. These events helped push the already fragile U.S. economy into recession for the first time after almost a decade of uninterrupted economic growth. The debacle of Enron and new concerns about corporate accounting also caused growing investor uncertainty.

                           To aid the sagging economy and begin the recovery process from recession, the Federal Reserve Board cut interest rates a record eight times during this reporting period, bringing them to their lowest level in nearly 40 years.

                           For the 12-month period, the three major stock market indexes -- the Dow Jones Industrial Average, Standard & Poor's 500 Composite Stock Price Index (S&P 500) and Nasdaq Composite Index(1) -- had modest, positive returns. Bond results for the same period, represented by the Lehman Aggregate Bond Index(2), were more muted than the prior 12-month period. Since the start of the year 2002, however, many economic indicators suggest we may be well along the path to recovery. The growth rate of the Gross Domestic Product, for example, increased from 1.7% for the fourth quarter of 2001 to 5.8% for first quarter of 2002, the fastest growth rate in more than two years.

                           OPPORTUNITIES ABOUND
                           One strongly advised investment approach, we believe, is to remain focused on long-term investment goals and not on short-term profits or losses. Investors who see the potential in "buying low" and "selling high" may also see the opportunities that a down or volatile market may present. In our view, now may be a good time to capture value by buying -- at a discount -- stocks or bonds of some of the most widely regarded companies. During these volatile times, buying small-, mid-cap and value prospects, in our view, may be an opportunity to acquire some respected companies at a discount, and corporate bonds appear particularly attractive as credit spreads relative to Treasuries narrow.

                           DIVERSIFICATION AND DISCIPLINE
                           These past two years could not have provided a more vivid example of the importance of having a diversified investment strategy. We believe that a carefully selected portfolio of stocks and bonds is a sensible way to reduce some of the risk associated with investing, particularly during uncertain times. It takes discipline to weather market uncertainty. It may be wise for you to meet with your investment professional to review your long-term financial goals, not just during volatile times, but on a more regular, disciplined basis.

---------------

                           (1)The Dow Jones Industrial Average is a price-weighted index of 30 of the largest, most widely held stocks traded on the New York Stock Exchange. The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 widely held common stocks. The Nasdaq Composite Index tracks the performance of domestic common stocks traded on the regular Nasdaq market as well as National Market System traded foreign stocks and ADRs. The indices are unavailable for investment and do not reflect fees, brokerage commissions or other expenses of investing.

                           (2)The Lehman Aggregate Bond Index is an unmanaged index made up of the Lehman Government/ Corporate Index, the Asset-Backed Securities Index and the Mortgage-Backed Securities Index and includes U.S. government agency and U.S. Treasury securities, corporate bonds and mortgage-backed securities. All dividends are reinvested. The indices are unavailable for investment and do not reflect fees, brokerage commissions or other expenses of investing.

                           Source for all statistical data -- Banc of America Capital Management, LLC

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

PRESIDENTS' MESSAGE CONTINUED...

                           OUR NEAR-TERM OUTLOOK
                           While the U.S. economy suffered its first downturn in a decade, we look for more positive signs from economic indicators in the coming months, which may provide a favorable backdrop for longer-term equity returns. Interest rates seem to have stabilized, inflation is quiescent and manufacturing data is looking better. We remain cautious, however, realizing that a number of risks could impact the markets, such as the continued war on terrorism, escalating conflict within the Middle East or an increase in oil prices, which has historically been a major contributing factor to the state of global economic conditions.

                           We also continue to look for opportunities on the fixed-income side. With the improving economy, declining default rates and wider spreads, we believe high-yield and corporate bonds may look favorable.

                           INSIGHTS AND ANALYSIS
                           Please read through your annual report to see what your Nations Funds portfolio managers have to say about the markets, the economy and how your investment has fared over the past 12 months.

                           Should you have any questions or comments on your annual report, please contact your investment professional or call us at 1.800.321.7854. If you do not have an investment professional and would like us to put you in contact with one, just let us know. You can visit us online anytime at www.nationsfunds.com for the most current performance and other information about your fund.

                           Thank you for being a part of the Nations Funds family.

                           Sincerely,

                           /S/ A. MAX WALKER
                           A. MAX WALKER
                           PRESIDENT AND CHAIRMAN OF THE BOARD
                           NATIONS FUNDS



                           /S/ ROBERT H. GORDON
                           ROBERT H. GORDON
                           PRESIDENT
                           BANC OF AMERICA ADVISORS, LLC

                           March 31, 2002

TABLE OF CONTENTS

                                     INTERNATIONAL MARKET OVERVIEW                                   3
                                     PORTFOLIO COMMENTARY
                                     Nations Global Value Fund                                       5
                                     Nations International Value Fund                               11
                                     Nations International Equity Fund                              17
                                     Nations Marsico International Opportunities Fund               22
                                     Nations Emerging Markets Fund                                  27
                                     FINANCIAL STATEMENTS
                                     Statements of net assets                                       32
                                     Statements of operations                                       44
                                     Statements of changes in net assets                            46
                                     Schedules of capital stock activity                            48
                                     Financial highlights                                           54
                                     Notes to financial statements                                  64
                                     Tax information                                                73
                                     Statements of net assets -- Nations Master Investment Trust    75
                                       Nations International Value Master Portfolio                 75
                                       Nations International Equity Master Portfolio                78
                                     Statements of operations                                       83
                                     Statements of changes in net assets                            84
                                     Financial highlights                                           84
                                     Notes to financial statements                                  85
                                     Fund governance                                                91

                                  NATIONS FUNDS                         [DALBAR LOGO]
                                  RECOGNIZED FOR
                                  OUTSTANDING                           DALBAR, Inc. is a well-respected
                                  SHAREHOLDER AND                       research firm that measures
                                  INTERMEDIARY SERVICE                  customer service levels and
                                                                        establishes benchmarks in the
                                  IN RECOGNITION OF ITS COMMITMENT      financial services industry.
                                  TO PROVIDE SHAREHOLDERS AND
                                  INVESTMENT PROFESSIONALS WITH THE
                                  HIGHEST LEVEL OF SERVICE IN THE
                                  MUTUAL FUND INDUSTRY, NATIONS
                                  FUNDS RECEIVED THE DALBAR MUTUAL
                                  FUND SERVICE AWARD AND THE DALBAR
                                  KEY HONORS AWARD IN 2001.

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                     [This page intentionally left blank.]

INTERNATIONAL MARKET OVERVIEW

MARSICO CAPITAL MANAGEMENT, LLC
                           Even with the benefit of hindsight, it sometimes can be difficult for us to reflect on certain periods of time and offer shareholders conclusive commentary as to why international equity markets traded in a certain way, why certain industries provided market leadership and why others lagged. The past year was no exception. To be sure, there were abundant challenges facing investors at a company-specific level. At the forefront were profit- and accounting-related issues that buffeted many companies. And, while the world economy showed some signs of revival, the potential magnitude of a recovery remained difficult to discern, which in turn sparked questions about the timing and degree of a corporate profit recovery.

                           The fallout from Enron's collapse has been extensive, even outside the U.S. Large conglomerates such as Tyco International and General Electric, among others, were under pressure during the past quarter due to concerns about their accounting practices. This concern also affected non-U.S. companies like Elan Pharmaceuticals, a drug company headquartered in Ireland, that saw its stock price tumble in the wake of questions about the firm's accounting.

                           At a more "macro" level, the situation appears similarly complex. With only seven months having passed since the terrorist attacks on the World Trade Center and the Pentagon, war continuing in Afghanistan, dramatically escalated violence in the Middle East, and persistent questions regarding both the speed and magnitude of a global economic recovery, there clearly remain many challenges to world equity investors. The possibility of another major shock to the capital markets -- perhaps in the form of further terrorist attacks, bioterrorism outbreaks, and/or heightened military conflict in numerous regions of the world -- should not, in our view, be overlooked or discounted.

                           Two major topics our investment team has been discussing relate to future economic growth, particularly catalysts for more buoyant economic activity, and areas of innovation (sometimes referred to as "the next big thing") that could offer attractive investment potential. Our opinion is that the technology and telecommunications industries, in contrast to the 1990s, appear unlikely to serve as leaders in terms of sparking economic growth -- at least for the foreseeable future. We believe, instead, that an improved world economy will be largely influenced by the consumer and possibly by inventory corrections in some economic sectors.

                           While the concept of a "New Economy" has obviously come under fire with the sell-off of many technology stocks over the past two years, we think there are some merits to the notion that technology has altered some aspects of global economic activity. We believe the Internet has been a major catalyst towards creating an information society and that technology has contributed materially to important medical advancements, more productive work forces and more efficient economies. However, we would also submit there is little question that many claims about the Internet's potential, both technological and ideological, were almost amusingly over-hyped, with e-commerce and the "virtual company" perhaps being the poster children for speculative excess that abounded in many technology-related areas.

                           We believe the resiliency of stock prices in a variety of areas -- including the consumer discretionary, consumer staples, select health care and financial services sectors -- could demonstrate that good long-term investment opportunities are available for investors. From a macroeconomic perspective, our view is that there are a number of encouraging factors that create a favorable backdrop for equity

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

INTERNATIONAL MARKET OVERVIEW CONTINUED...

                           markets. Interest rates remain low. Inflation continues to be quiescent and may, in fact, decelerate in the future. While we readily acknowledge that there continue to be abundant crosscurrents in the economy to contend with, as well as geopolitical risk, on balance we think the overall macroeconomic outlook is quite good.

                           THOMAS F. MARSICO
                           CHAIRMAN AND CHIEF EXECUTIVE OFFICER
                           MARSICO CAPITAL MANAGEMENT, LLC

                           March 31, 2002

NATIONS GLOBAL VALUE FUND

INVESTMENT COMMITTEE COMMENTARY*

PORTFOLIO MANAGEMENT
The Fund is managed by the
Large Cap Investment
Committee of Brandes
Investment Partners, L.P.,
investment sub-adviser to
the Fund.

INVESTMENT OBJECTIVE
The Fund seeks long-term
capital appreciation by
investing primarily in
equity securities of
domestic and foreign
issuers, including issuers
in emerging markets
countries.

PERFORMANCE REVIEW
For the period from the
Fund's inception on April
16, 2001 through March 31,
2002, Nations Global Value
Fund Investor A Shares
provided shareholders with
a total return of 4.92%.**
                           IN THE FOLLOWING INTERVIEW, THE TEAM SHARES ITS VIEWS ON NATIONS GLOBAL VALUE FUND'S PERFORMANCE FOR THE PERIOD FROM INCEPTION TO MARCH 31, 2002 AND ITS OUTLOOK FOR THE FUTURE.

                           PLEASE DESCRIBE THE FUND'S INVESTMENT STYLE AND PHILOSOPHY.

                           Nations Global Value Fund is managed using a Graham-and-Dodd value discipline to select equities worldwide. We search globally on a company-by-company basis seeking stocks that are trading (often for irrational reasons) at a discount to what we believe is their intrinsic value. Our focus is on the creation of long-term capital appreciation. Therefore, when we purchase stocks, we plan to hold them for three to five years to allow them to achieve what we believe is their intrinsic value. Our focus on individual security selection -- also known as "bottom-up" research and analysis -- drives our country and sector allocation. We make no "top-down" predictions. We will not, for example, buy energy stocks because we think oil prices may rise. Instead of speculating on macroeconomic factors, we focus on the fundamental strengths of thousands of individual companies and select only those meeting our strict investment criteria.

                           As value investors, we see opportunity in periods characterized by extremes and believe markets soaring to unprecedented highs or enduring sharp losses often reflect investors' overreaction to short-term events. We believe that over time the market will recognize the underlying value of the stocks we hold and their prices will rise. We believe that by purchasing stocks at discounts from what we believe is their long-term value, a margin of safety against price declines is created, thus reducing risk while providing the opportunity for capital appreciation.

                           HOW DID THE FUND PERFORM UNDER THE MARKET CONDITIONS THAT PREVAILED SINCE THE FUND'S INCEPTION?

                           The Nations Global Value Fund (Investor A Shares) delivered solid gains since its inception on April 16, 2001 through March 31, 2002, returning 4.92% versus -10.37% for the Morgan Stanley Capital International (MSCI) World Index*** for the same period.

---------------

                           *The outlook for this Fund may differ from that presented for other Nations Funds mutual funds.

                           **The performance shown does not reflect the maximum front-end sales charge of 5.75%, which may apply to purchases of Investor A Shares. For standardized performance, please refer to the Performance table. The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

                           ***The Morgan Stanley Capital International (MSCI) World Index is an unmanaged index consisting of securities listed on exchanges in the major European and Asian countries, Australia and the U.S. and includes dividends and distributions, but does not reflect fees, brokerage commissions or other expenses of investing. It is not available for investment.

                           Source for all statistical data -- Brandes Investment Partners, L.P.

                           INTERNATIONAL INVESTING MAY INVOLVE SPECIAL RISKS, INCLUDING FOREIGN TAXATION, CURRENCY RISKS, RISKS ASSOCIATED WITH POSSIBLE DIFFERENCES IN FINANCIAL STANDARDS AND OTHER MONETARY AND POLITICAL RISKS ASSOCIATED WITH FUTURE POLITICAL AND ECONOMIC DEVELOPMENTS.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

NATIONS GLOBAL VALUE FUND

INVESTMENT COMMITTEE COMMENTARY continued

                           A number of factors contributed to a tenuous environment among developed, non-U.S. markets during the reporting period, including:

                           - mixed reports regarding economic strength
                           - evidence of declining corporate profits
                           - weak consumer confidence
                           - eroding investor sentiment following the terrorist
                             attacks in the U.S.

                           While evidence of economic strengthening bolstered investor confidence and lifted share prices slightly in the first quarter of 2002, the minimal gains in the first three months of the new year did not offset the market's loss incurred over the previous nine months.

                           On several occasions, central banks around the world lowered interest rates during the period with the hope of reviving languishing economies. But for the most part, interest rate cuts failed to show significant signs of reversing slumping economies or reversing declines among global stock markets -- that is, until the first quarter of 2002.

                           Just one day after analysts believed the U.S. Federal Reserve Board laid the foundation for possible future rate hikes in the U.S., the European Central Bank also shifted its tone toward the potential for future tightening. "Risks to price stability to both sides for the time being cannot be identified, but if any, then they are on the upward side and not on the downward side," said Otmar Issing, the European Central Bank's chief economist, according to a recent article in The Wall Street Journal.

                           Reflecting economic strength in the United Kingdom, the Purchasing Managers Index& rose to 50.1 in February from 46.5 in January 2002. It was the first time in 12 months that the index climbed above 50, signaling an expansion. In addition, Halifax PLC, Britain's biggest home lender, reported that February 2002's housing prices in the United Kingdom were 16.9% higher than a year before.

                           Among emerging markets, economic, political and currency tensions in Argentina contributed to a 46.7% decline for that market during the first quarter of 2002. While economists predict Argentina's economy may shrink between 4.0% and 10.0% in 2002, other Latin American countries have not been adversely affected. For example, late in the period, stocks in Mexico climbed to 20-month highs. Overall, the evidence of economic improvement that surfaced in the first quarter lifted expectations for emerging markets.

                           In this uneven environment, many value stocks again showed their mettle. For the most part, the stocks in the portfolio showed greater resilience than the benchmark. Continued strict adherence to our investment philosophy and the resulting margin of safety we have created in the portfolio insulated shareholders in a tumultuous environment and created an opportunity for gains during an otherwise difficult period.

                           WHAT ADJUSTMENTS WERE MADE TO THE FUND, IF ANY, AS A RESULT OF THE STOCK MARKET VOLATILITY IN THE LATTER PART OF THE YEAR?

                           We made no adjustments to the Fund in the wake of the terrorist attacks in the U.S. that preceded a sharp pullback among share prices worldwide. While the attacks

---------------

                           &The Purchasing Managers Index or PMI is a national manufacturing index based on a survey of purchasing executives at roughly 300 industrial companies.
 6

NATIONS GLOBAL VALUE FUND

INVESTMENT COMMITTEE COMMENTARY continued

                           that triggered the sell-off in late September 2001 were far different than events we have seen trigger crises in the past, the resulting investor behavior is virtually identical. Since the inception of our firm in 1974, we have witnessed various crises -- both economic and political, including assassinations, recessions, natural disasters, and war -- and the pattern of behavior and market direction has been remarkably similar.

                           Generally, we have viewed the decline in stock prices worldwide as a buying opportunity. As always, we remain focused on evaluating the strengths of existing holdings and comparing current holdings to new opportunities. We continue to seek to manage the portfolio with its long-term best interests in mind and we remain poised to act on opportunities where we believe stock prices have fallen below the underlying value of sound businesses.

                           WHAT COUNTRY OR REGIONAL DECISIONS PROVED TO BE FAVORABLE TO FUND PERFORMANCE SINCE THE FUND'S INCEPTION?

                           Generally solid returns among holdings in the U.S. and a significant weighting to companies domiciled in the U.S. were by far the greatest contributors to the Fund's outperformance during the period. Additionally, strong returns from holdings in the United Kingdom and select emerging markets also boosted results.

                           WHAT COUNTRY OR REGIONAL DECISIONS PROVED TO BE UNFAVORABLE TO FUND PERFORMANCE SINCE THE FUND'S INCEPTION?

                           With regard to countries, the single greatest detriment to overall results during the period was the decline among holdings in Japan. A significant weighting in Japan also adversely affected returns.

                           In March, the Japanese government upgraded its economic assessment for the first time since June 2000. While government officials said the Japanese economy remained in "a severe situation," they saw indications that prompted optimism for improvement. We make no predictions regarding the economic prospects in Japan -- or with regard to any other country. We only select companies for the Fund that meet our strict investment criteria. Country weightings, as well as industry weightings, are the direct result of our individual security selection process.

                           WHAT IMPACT DID CURRENCY HAVE ON THE FUND'S
                           PERFORMANCE?

                           Currency had minimal impact on the Fund's performance during the period. In Japan, where the Fund has some exposure, the currency slumped to a three-year low versus the dollar in late January, then rallied sharply in February and March.

                           While the yen's weakness proved to be a drag on overall performance, we believe such short-term developments do not present major risks to long-term investors in a diversified portfolio. We maintain our philosophy of not hedging positions. One of the main reasons to invest internationally, we believe, is to gain the benefits of diversification, a significant part of which is provided by the currency component.

NATIONS GLOBAL VALUE FUND

INVESTMENT COMMITTEE COMMENTARY continued

                           WHAT SECTORS AND STOCKS PROVED TO BE FAVORABLE TO FUND PERFORMANCE SINCE THE FUND'S INCEPTION?&&

                           Favorable gains were evident across a broad cross section of holdings including positions in the consumer staples sector, aerospace and defense industry, electric utilities and tobacco industries, as well as the financials sector. Among the best-performing holdings were BT Group plc, Boeing Company, Xerox Corporation, Raytheon Corporation and Marks and Spencer Group plc.

                           WHAT SECTORS AND STOCKS PROVED TO BE UNFAVORABLE TO FUND PERFORMANCE SINCE THE FUND'S INCEPTION?

                           The greatest negative influences on Fund returns during the period were issue-specific declines for holdings in the pharmaceuticals and diversified telecommunications services industries. Examples of weak-performing pharmaceutical holdings include Schering-Plough Corporation, Merck & Company and Sankyo Company. Among the diversified telecommunications services companies that had an unfavorable influence on returns were Telefonica SA, Sprint Corporation and Verizon Communications Inc.

                           Although returns for telecommunications stocks fell in the quarter, we continue to believe these holdings generally possess sound fundamentals and dominant market shares--traits that may contribute to long-term gains. Reflecting upon our conviction for telecommunications holdings, we took advantage of weaker prices in the period to add selectively to existing positions, including each of the companies cited above. The Fund retains its largest industry exposure in this area.

                           WHAT IS THE OUTLOOK FOR THE YEAR AHEAD?

                           As a "bottom-up" manager, we do not make any "top-down" projections for countries, regions, economies or interest rates. We choose companies based on a comprehensive review of their fundamental strengths designed to give us a firm understanding of their businesses and intrinsic values. Applied globally, our investment process continues to uncover promising opportunities among developed and emerging markets.

                           During the period, the continued application of our company-specific research and analysis dictated the following changes in the complexion of the Fund. We trimmed exposure in the electric utilities and food products industries, as share prices for select holdings either climbed toward our estimate of their underlying business values or we discovered more attractive candidates. We reallocated the proceeds of these sales among existing holdings and new purchases, particularly in the banking industry. With respect to countries, we reduced exposure on a company-specific basis in the United Kingdom and Hong Kong, while increasing our weighting in Japan and Spain.

                           Going forward, our "bottom-up" security selection positions the Fund with its greatest exposure in the banking and diversified telecommunications industries within Japan and the United Kingdom. In our opinion, the strengths of the Fund's holdings inspire optimism for long-term outperformance. We believe long-term investors will be rewarded for their patience as stock markets evolve to more accurately reflect companies' underlying values.

---------------

                           &&Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.
 8

NATIONS GLOBAL VALUE FUND

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/02)

[PIE CHART]

 1.9%  France
 2.0%  Italy
 2.6%  Switzerland
 4.7%  Mexico
 6.0%  Germany
 6.2%  Brazil
 6.4%  Spain
 9.5%  United Kingdom
 9.9%  Japan
43.7%  United States
 7.1%  Other

                                                                            TOP 10 HOLDINGS
                                                                            -------------------------------------------------
                                                                              1  Repsol YPF SA                           2.9%
                                                                            -------------------------------------------------
                                                                              2  Zurich Financial Services AG            2.6%
                                                                            -------------------------------------------------
                                                                              3  Schering-Plough Corporation             2.4%
                                                                            -------------------------------------------------
                                                                              4  Matsushita Electric Industrial
                                                                                 Company, Ltd.                           2.2%
                                                                            -------------------------------------------------
                                                                              5  SBC Communications Inc.                 2.1%
                                                                            -------------------------------------------------
                                                                              6  Nippon Telegraph and Telephone
                                                                                 Corporation                             2.0%
                                                                            -------------------------------------------------
                                                                              7  Verizon Communications Inc.             2.0%
                                                                            -------------------------------------------------
                                                                              8  Motorola, Inc.                          2.0%
                                                                            -------------------------------------------------
                                                                              9  Telefonos de Mexico SA de CV 'L', ADR   2.0%
                                                                            -------------------------------------------------
                                                                             10  Exelon Corporation                      2.0%
                                                                            -------------------------------------------------
                                                                            THE TOP 10 HOLDINGS ARE PRESENTED TO ILLUSTRATE
                                                                            EXAMPLES OF THE INDUSTRIES AND SECURITIES IN
                                                                            WHICH THE FUND MAY INVEST.

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 2002, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.

NATIONS GLOBAL VALUE FUND
PERFORMANCE

   GROWTH OF A $10,000 INVESTMENT

[INVESTOR A SHARES AT MOP* (AS OF 3/31/02) RETURN CHART]

                                                                               LIPPER GLOBAL FUNDS
                                                NATIONS GLOBAL VALUE FUND            AVERAGE                MSCI WORLD INDEX
                                                -------------------------      -------------------          ----------------
Apr. 16 2001                                              9425                        10000                       10000
6/01                                                      9623                         9687                        9559
9/01                                                      8709                         8137                        8185
12/01                                                     9633                         9022                        8888
Mar. 31 2002                                              9889                         9082                        8936

[INVESTOR A SHARES AT NAV** (AS OF 3/31/02) RETURN CHART]

                                                                               LIPPER GLOBAL FUNDS
                                                NATIONS GLOBAL VALUE FUND            AVERAGE                MSCI WORLD INDEX
                                                -------------------------      -------------------          ----------------
Apr. 16 2001                                              10000                       10000                       10000
6/01                                                      10210                        9687                        9559
9/01                                                       9240                        8137                        8185
12/01                                                     10221                        9022                        8888
Mar. 31 2002                                              10492                        9082                        8936


CUMULATIVE TOTAL RETURN
Investor A Shares

     SINCE INCEPTION        NAV**       MOP*
     (4/16/01 through
      3/31/02)              4.92%      -1.11%

The charts to the left show the growth in value of a hypothetical $10,000 investment in Investor A Shares of Nations Global Value Fund from the inception of the share class. Figures for the Morgan Stanley Capital International (MSCI) World Index, an unmanaged index consisting of securities listed on exchanges in the major European and Asian countries, Australia and the U.S., include reinvestment of dividends. Funds in the Lipper Global Funds Average invest at least 25% of its portfolio in securities traded outside the United States and that may own U.S. securities as well. The Index and Lipper Average are unavailable for investment and do not reflect fees, brokerage commissions or other expenses of investing. The performance of Primary A, Investor B and Investor C Shares may vary based on the difference in sales loads and fees paid by the shareholders investing in each class.

                                 [CHART LEGEND]

   TOTAL RETURN (AS OF 3/31/02)

                                          PRIMARY A           INVESTOR A               INVESTOR B               INVESTOR C
                                                          NAV**        MOP*        NAV**       CDSC***      NAV**       CDSC***
Inception date                            04/16/01             04/16/01                 04/16/01                 04/16/01
-------------------------------------------------------------------------------------------------------------------------------
CUMULATIVE RETURNS
SINCE INCEPTION                              5.24%         4.92%       -1.11%       4.18%       -0.82%       4.18%       3.18%

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS AND DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 5.75%.

**Figures at net asset value (NAV) do not reflect any sales charges. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge.

The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

NATIONS INTERNATIONAL VALUE FUND

INVESTMENT COMMITTEE COMMENTARY*

PORTFOLIO MANAGEMENT
The Fund is managed by the
Large Cap Investment
Committee of Brandes
Investment Partners, L.P.,
investment sub-adviser to
the Fund.

INVESTMENT OBJECTIVE
The Fund seeks long-term
capital appreciation by
investing primarily in
equity securities of
foreign issuers, including
emerging markets
countries.

PERFORMANCE REVIEW
For the 12-month period
ended March 31, 2002,
Nations International
Value Fund Investor A
Shares provided
shareholders with a total
return of -0.46%.**
                           IN THE FOLLOWING INTERVIEW, THE TEAM SHARES ITS VIEWS ON NATIONS INTERNATIONAL VALUE FUND'S PERFORMANCE FOR THE 12-MONTH PERIOD ENDED MARCH 31, 2002 AND ITS OUTLOOK FOR THE FUTURE.

                           PLEASE DESCRIBE THE FUND'S INVESTMENT STYLE AND PHILOSOPHY.

                           Nations International Value Fund is managed using a Graham-and-Dodd value discipline to select international equities. We search the world on a company-by-company basis seeking stocks that are trading (often for irrational reasons) at a discount to what we believe is their intrinsic value. Our focus is on the creation of long-term capital appreciation. Therefore, when we purchase stocks, we typically plan to hold them for three to five years to allow them to achieve what we believe is their intrinsic value. Our focus on individual security selection -- also known as "bottom-up" research and analysis -- drives our country and sector allocation. We make no "top-down" predictions. We will not, for example, buy energy stocks because we think oil prices may rise. Instead of speculating on macroeconomic factors, we focus on the fundamental strengths of thousands of individual companies and select only those meeting our strict investment criteria.

                           As value investors, we see opportunity in periods characterized by extremes and believe markets soaring to unprecedented highs or enduring sharp losses often reflect investors' overreaction to short-term events. We believe that over time the market will recognize the underlying value of the stocks we hold and their prices will rise. We believe that by purchasing stocks at discounts from what we believe is their long-term value, a margin of safety against price declines is created -- thus reducing risk while providing the opportunity for capital appreciation.

                           HOW DID THE FUND PERFORM UNDER THE MARKET CONDITIONS THAT PREVAILED OVER THE PAST 12 MONTHS?

                           While Nations International Value Fund (Investor A Shares) fell 0.46%, it significantly outpaced the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index,*** which returned -8.08% for the 12-month period ended March 31, 2002.

---------------

                           *The outlook for this Fund may differ from that presented for other Nations Funds mutual funds.

                           **The performance shown does not reflect the maximum front-end sales charge of 5.75%, which may apply to purchases of Investor A Shares. For standardized performance, please refer to the Performance table. The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

                           ***The Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index is an unmanaged, capitalization-weighted index. The index reflects the relative size of each market consisting of securities listed on exchanges in European, Australasian and Far Eastern markets and includes dividends and distributions, but does not reflect fees, brokerage commissions or other expenses of investment. It is not available for investment.

                           Source for all statistical data -- Brandes Investment Partners, L.P.

                           INTERNATIONAL INVESTING MAY INVOLVE SPECIAL RISKS, INCLUDING FOREIGN TAXATION, CURRENCY RISKS, RISKS ASSOCIATED WITH POSSIBLE DIFFERENCES IN FINANCIAL STANDARDS AND OTHER MONETARY AND POLITICAL RISKS ASSOCIATED WITH FUTURE POLITICAL AND ECONOMIC DEVELOPMENTS.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

NATIONS INTERNATIONAL VALUE FUND

INVESTMENT COMMITTEE COMMENTARY continued

                           A number of factors contributed to a tenuous environment among developed, non-U.S. markets during the reporting period, including:

                           - mixed reports regarding economic strength
                           - evidence of declining corporate profits
                           - weak consumer confidence
                           - eroding investor sentiment following the terrorist
                             attacks in the U.S.

                           While evidence of economic strengthening bolstered investor confidence and lifted share prices slightly in the first quarter of 2002, the minimal gains in the first three months of the new year did not offset the market's loss incurred over the previous nine months.

                           On several occasions, central banks around the world lowered interest rates during the period with the hope of reviving languishing economies. But for the most part, interest rate cuts failed to show significant signs of reversing slumping economies or reversing declines among global stock markets--that is, until the first quarter of 2002.

                           Just one day after analysts believed the U.S. Federal Reserve Board laid the foundation for possible future rate hikes in the U.S., the European Central Bank also shifted its tone toward the potential for future tightening. "Risks to price stability to both sides for the time being cannot be identified, but if any, then they are on the upward side and not on the downward side," said Otmar Issing, the European Central Bank's chief economist, according to a recent article in The Wall Street Journal.

                           Reflecting economic strength in the United Kingdom, the Purchasing Managers Index& rose to 50.1 in February from 46.5 in January 2002. It was the first time in 12 months that the index climbed above 50, signaling an expansion. In addition, Halifax PLC, Britain's biggest home lender, reported that February 2002's housing prices in the United Kingdom were 16.9% higher than a year before.

                           Among emerging markets, economic, political and currency tensions in Argentina contributed to a 46.7% decline for that market during the first quarter of 2002. While economists predict Argentina's economy may shrink between 4.0% and 10.0% in 2002, other Latin American countries have not been adversely affected. For example, late in the period, stocks in Mexico climbed to 20-month highs. Overall, the evidence of economic improvement that surfaced in the first quarter lifted expectations for emerging markets.

                           In this uneven environment, many value stocks again showed their mettle. For the most part, the stocks in the portfolio showed greater resilience than the benchmark. Continued strict adherence to our investment philosophy and the resulting margin of safety we have created in the portfolio insulated shareholders in a tumultuous environment and created an opportunity for gains during an otherwise difficult period.

                           WHAT ADJUSTMENTS WERE MADE TO THE FUND, IF ANY, AS A RESULT OF THE STOCK MARKET VOLATILITY IN THE LATTER PART OF THE YEAR?

                           We made no adjustments to the Fund in the wake of the terrorist attacks in the U.S. that preceded a sharp pullback among share prices worldwide. While the attacks

---------------

                           &The Purchasing Managers Index or PMI is a national manufacturing index based on a survey of purchasing executives at roughly 300 industrial companies.
 12

NATIONS INTERNATIONAL VALUE FUND

INVESTMENT COMMITTEE COMMENTARY continued

                           that triggered the sell-off in late September 2001 were far different than events we have seen trigger crises in the past, the resulting investor behavior is virtually identical. Since the inception of our firm in 1974, we have witnessed various crises -- both economic and political, including assassinations, recessions, natural disasters, and war -- and the pattern of behavior and market direction has been remarkably similar.

                           Generally, we have viewed the decline in stock prices worldwide as a buying opportunity. As always, we remain focused on evaluating the strengths of existing holdings and comparing current holdings to new opportunities. We continue to seek to manage the portfolio with its long-term best interests in mind and we remain poised to act on opportunities where we believe stock prices have fallen below the underlying value of sound businesses.

                           WHAT COUNTRY OR REGIONAL DECISIONS PROVED TO BE FAVORABLE TO FUND PERFORMANCE DURING THE LAST 12 MONTHS?

                           Generally, solid returns among holdings in the United Kingdom and a significant weighting to companies domiciled in that country had a positive influence on portfolio results. In addition, stock-specific gains in emerging markets such as Singapore, South Korea and Mexico also boosted overall results.

                           WHAT COUNTRY OR REGIONAL DECISIONS PROVED TO BE UNFAVORABLE TO FUND PERFORMANCE DURING THE LAST 12 MONTHS?

                           With regard to countries, the single greatest detriment to overall results during the period was the decline among holdings in Japan. A significant weighting in Japan also adversely affected returns.

                           In March, the Japanese government upgraded its economic assessment for the first time since June 2000. While government officials said the Japanese economy remained in "a severe situation," they saw indications that prompted optimism for improvement. We make no predictions regarding the economic prospects in Japan -- or with regard to any other country. We only select companies for the Fund that meet our strict investment criteria. Country weightings, as well as industry weightings, are the direct result of our individual security selection process.

                           WHAT IMPACT DID CURRENCY HAVE ON THE FUND'S
                           PERFORMANCE?

                           Currency had minimal impact on the Fund's performance during the period. In Japan, where the Fund has its single greatest country exposure, the currency slumped to a three-year low versus the dollar in late January, then rallied sharply in February and March. In the United Kingdom, the Fund's second-largest country exposure, returns in U.S. dollars and local currency were virtually identical.

                           While the yen's weakness proved to be a drag on overall performance, we believe such short-term developments do not present major risks to long-term investors in a diversified portfolio. We maintain our philosophy of not hedging positions. One of the main reasons to invest internationally, we believe, is to gain the benefits of diversification, a significant part of which is provided by the currency component.

NATIONS INTERNATIONAL VALUE FUND

INVESTMENT COMMITTEE COMMENTARY continued

                           WHAT SECTORS AND STOCKS PROVED TO BE FAVORABLE TO FUND PERFORMANCE DURING THE LAST 12 MONTHS?&&

                           Holdings in the banking industry, in general, delivered solid gains in the period. Stock-specific advances within the tobacco and metals & mining industries also contributed to the Fund's gains. Among the best-performing banking companies in the period were DBS Group Holdings Ltd., Banco Bradesco SA, and IntesaBci SpA. Other top performers included British American Tobacco plc and Altadis.

                           WHAT SECTORS AND STOCKS PROVED TO BE UNFAVORABLE TO FUND PERFORMANCE DURING THE LAST 12 MONTHS?

                           The greatest negative influences on Fund returns during the period were declines for holdings in the diversified telecommunications services and communications equipment industries. Examples of weak-performing holdings included Alcatel SA and the following diversified telecom services companies:
                           Nippon Telegraph & Telephone Corporation, Telefonica SA, Deutsche Telekom AG, and Telebras.

                           Although returns for telecommunications stocks fell in the quarter, we continue to believe these holdings generally possess sound fundamentals and dominant market shares -- traits that may contribute to long-term gains. Reflecting upon our conviction for telecommunications holdings, we took advantage of weaker prices in the period to add selectively to existing positions, including each of the companies previously mentioned. The Fund retains its second-largest industry exposure in this area following banking.

                           WHAT IS THE OUTLOOK FOR THE YEAR AHEAD?

                           As a "bottom-up" manager, we do not make any "top-down" projections for countries, regions, economies or interest rates. We choose companies based on a comprehensive review of their fundamental strengths designed to give us a firm understanding of their businesses and intrinsic values. Applied globally, our investment process continues to uncover promising opportunities among developed and emerging markets.

                           During the period, the continued application of our company-specific research and analysis dictated the following changes in the complexion of the Fund. We trimmed exposure in the electric utilities and food products industries, as share prices for select holdings either climbed toward our estimate of their underlying business values or we discovered more attractive candidates. We reallocated the proceeds of these sales among existing holdings and new purchases, particularly in the banking industry. With respect to countries, we reduced exposure on a company-specific basis in the United Kingdom and Hong Kong, while increasing our weighting in Japan and Spain.

                           Going forward, our "bottom-up" security selection positions the Fund with its greatest exposure in the banking and diversified telecommunications industries within Japan and the United Kingdom. In our opinion, the strengths of the Fund's holdings inspire optimism for long-term outperformance. We believe long-term investors will be rewarded for their patience as stock markets evolve to more accurately reflect companies' underlying values.

---------------

                           &&Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.
 14

NATIONS INTERNATIONAL VALUE FUND

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/02)

[PIE CHART]

 3.7%  Switzerland
 3.9%  South Korea
 4.0%  Mexico
 4.2%  Singapore
 5.5%  Germany
 6.2%  Brazil
 6.4%  France
 9.3%  Spain
21.1%  United Kingdom
20.6%  Japan
15.1%  Other

                                                                            TOP 10 HOLDINGS
                                                                            -------------------------------------------------
                                                                              1  Repsol YPF SA, ADR                      3.6%
                                                                            -------------------------------------------------
                                                                              2  Zurich Financial Services AG, ADR       3.0%
                                                                            -------------------------------------------------
                                                                              3  Telefonos de Mexico SA de CV 'L', ADR   2.8%
                                                                            -------------------------------------------------
                                                                              4  BAE Systems plc, ADR                    2.7%
                                                                            -------------------------------------------------
                                                                              5  Banco Bilbao Vizcaya Argentaria SA,
                                                                                 ADR                                     2.7%
                                                                            -------------------------------------------------
                                                                              6  Hitachi, Ltd., ADR                      2.4%
                                                                            -------------------------------------------------
                                                                              7  Alcatel SA, ADR                         2.2%
                                                                            -------------------------------------------------
                                                                              8  Imperial Chemical Industries plc, ADR   2.2%
                                                                            -------------------------------------------------
                                                                              9  Nippon Mitsubishi Oil Corporation       2.1%
                                                                            -------------------------------------------------
                                                                             10  TDK Corporation, ADR                    2.0%
                                                                            -------------------------------------------------
                                                                            THE TOP 10 HOLDINGS ARE PRESENTED TO ILLUSTRATE
                                                                            EXAMPLES OF THE INDUSTRIES AND SECURITIES IN
                                                                            WHICH THE FUND MAY INVEST.

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 2002, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.

NATIONS INTERNATIONAL VALUE FUND

PERFORMANCE

   GROWTH OF A $10,000 INVESTMENT

[INVESTOR A SHARES AT MOP* (AS OF 3/31/02) RETURN CHART]

                                             NATIONS INTERNATIONAL VALUE                               LIPPER INTERNATIONAL FUNDS
                                                        FUND                    MSCI EAFE INDEX                 AVERAGE
                                             ---------------------------        ---------------        --------------------------
Dec. 27 1995                                            9425.00                    10000.00                     10000.00
12/95                                                   9374.00                     9987.00                     10021.00
12/96                                                  10810.00                    10591.00                     11250.00
12/97                                                  13017.00                    10780.00                     11867.00
12/98                                                  14555.00                    12936.00                     13392.00
12/99                                                  22186.00                    16423.00                     18776.00
12/00                                                  22838.00                    14096.00                     15847.00
12/01                                                  20099.00                    11074.00                     12406.00
Mar. 31 2002                                           20984.00                    11181.00                     12554.00

[INVESTOR A SHARES AT NAV** (AS OF 3/31/02) RETURN CHART]

                                             NATIONS INTERNATIONAL VALUE                               LIPPER INTERNATIONAL FUNDS
                                                        FUND                    MSCI EAFE INDEX                 AVERAGE
                                             ---------------------------        ---------------        --------------------------
Dec. 27 1995                                           10000.00                    10000.00                     10000.00
12/95                                                   9946.00                     9987.00                     10021.00
12/96                                                  11470.00                    10591.00                     11250.00
12/97                                                  13811.00                    10780.00                     11867.00
12/98                                                  15443.00                    12936.00                     13392.00
12/99                                                  23540.00                    16423.00                     18776.00
12/00                                                  24231.00                    14096.00                     15847.00
12/01                                                  21325.00                    11074.00                     12406.00
Mar. 31 2002                                           22264.00                    11181.00                     12554.00


AVERAGE ANNUAL TOTAL RETURN
Investor A Shares

     SINCE INCEPTION        NAV**       MOP*
     (12/27/95 through
      3/31/02)              13.64%     12.57%

The charts to the left show the growth in value of a hypothetical $10,000 investment in Investor A Shares of Nations International Value Fund from the inception of the share class. Figures for the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index, an unmanaged, capitalization-weighted index that reflects the relative size of each market consisting of securities listed on exchanges in European, Australasian and Far Eastern markets, include reinvestment of dividends. Funds in the Lipper International Funds Average invest their assets in securities with primary trading markets outside of the United States. The Index and Lipper Average are unavailable for investment and do not reflect fees, brokerage commissions or other expenses of investing. The performance of Primary A, Investor B and Investor C Shares may vary based on the differences in sales loads and fees paid by the shareholders investing in each class.

                                 [CHART LEGEND]

   TOTAL RETURN (AS OF 3/31/02)

                                                               INVESTOR A              INVESTOR B &              INVESTOR C
                                            PRIMARY A      NAV**        MOP*        NAV**       CDSC***      NAV**       CDSC***
Inception date                              12/27/95            12/27/95                  5/22/98                  6/15/98
--------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                           -0.18%        -0.46%       -6.16%      -1.16%       -5.96%      -1.16%      -2.12%
--------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                                      10.55%        10.32%        8.17%       9.44%        8.60%       9.46%       9.46%
5 YEARS                                      13.08%        12.90%       11.58%      12.25%       12.00%          --          --
SINCE INCEPTION                              13.83%        13.64%       12.57%      13.11%       13.11%      11.20%      11.20%

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS AND DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 5.75%.

**Figures at net asset value (NAV) do not reflect any sales charges. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge.

&Investor B Shares commenced operations on May 22, 1998 and have no performance prior to that date. Performance prior to May 22, 1998 is that of Investor A Shares at NAV, which reflect 12b-1 fees of 0.25%. If Investor B Shares 12b-1 fees had been reflected, total returns would have been lower. Inception date for Investor A Shares is December 27, 1995.

The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

NATIONS INTERNATIONAL EQUITY FUND

MANAGEMENT TEAMS COMMENTARY*

PORTFOLIO MANAGEMENT The
Fund is a "multi- manager"
fund, meaning that it is
managed by more than one
sub-adviser. Each
sub-adviser manages
approximately one-third of
the Fund's assets. The
three sub-advisers to the
Fund are Marsico Capital
Management, LLC (Marsico
Capital), INVESCO Global
Asset Management (N.A.),
Inc., (INVESCO) and Putnam
Investment Management, LLC
(Putnam).

INVESTMENT OBJECTIVE
The Fund seeks long-term
capital growth by
investing primarily in
equity securities of
non-United States
companies in Europe,
Australia, the Far East
and other regions,
including developing
countries.

PERFORMANCE REVIEW For
the 12-month period ended
March 31, 2002, Nations
International Equity Fund
Investor A Shares
provided shareholders
with a total return of
-5.94%.**

                           IN THE FOLLOWING INTERVIEW, THE TEAM SHARES ITS VIEWS ON NATIONS INTERNATIONAL EQUITY FUND'S PERFORMANCE FOR THE 12-MONTH PERIOD ENDED MARCH 31, 2002 AND ITS OUTLOOK FOR THE FUTURE.

                            EFFECTIVE ON JANUARY 15, 2002, MARSICO CAPITAL MANAGEMENT, LLC ASSUMED SUB-ADVISORY RESPONSIBILITY FOR THE PORTION OF THE PORTFOLIO PREVIOUSLY SUB-ADVISED BY GARTMORE GLOBAL PARTNERS.

                           PLEASE DESCRIBE THE FUND'S INVESTMENT STYLE AND PHILOSOPHY.

                           Nations International Equity Fund's intention is to seek long-term growth by investing in equity securities of companies located outside the U.S. The Fund is an extended EAFE vehicle, meaning that in addition to investing in the countries contained in the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index,*** it also invests in lesser-developed countries. The Fund is designed to be a core international holding with a strong tilt toward growth.

                           The Fund features:

                           - A combination of "top-down" regional allocation and
                             "bottom-up" stock selection;

                           - Large capitalization securities; and

                           - Extended EAFE exposure to enhance performance
                             potential through investments in emerging markets.

                           The Marsico Capital portion of the Fund invests primarily in common stocks of foreign companies that are selected for their long-term growth potential. Marsico Capital may invest in companies of any size throughout the world. The team normally invests in issuers from at least three different countries not including the U.S. and maintains a core position of between 35 and 50 common stocks. From time to time, the Fund may invest in common stocks of companies operating in emerging markets. Marsico Capital incorporates both a "top down" macroeconomic analysis with a "bottom up" fundamental stock analysis to identify stocks that they believe offer the potential for superior returns
---------------
                           *The outlook for this Fund may differ from that presented for other Nations Funds mutual funds.

                           **The performance shown does not reflect the maximum front-end sales charge of 5.75%, which may apply to purchases of Investor A Shares. For standardized performance, please refer to the Performance table.

                           ***The Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index is an unmanaged, capitalization-weighted index. The index reflects the relative size of each market consisting of securities listed on exchanges in European, Australasian and Far Eastern markets and includes dividends and distributions, but does not reflect fees, brokerage commissions or other expenses of investment. It is not available for investment.

                           Source for all statistical data -- Marsico Capital, INVESCO and Putnam Investments.

                           INTERNATIONAL INVESTING MAY INVOLVE SPECIAL RISKS, INCLUDING FOREIGN
                           TAXATION, CURRENCY RISKS, RISKS ASSOCIATED WITH POSSIBLE DIFFERENCES IN
                           FINANCIAL STANDARDS AND OTHER MONETARY AND POLITICAL RISKS ASSOCIATED
                           WITH FUTURE POLITICAL AND ECONOMIC DEVELOPMENTS.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

NATIONS INTERNATIONAL EQUITY FUND

MANAGEMENT TEAMS COMMENTARY continued

                           The Putnam team considers its primary objective to be seeking consistent, above-average returns and low relative risk by investing in a diversified portfolio of non-U.S. companies which Putnam believes are selling significantly below their long-term worth. To achieve this, Putnam uses a style-neutral, systematic approach that blends "top-down" country and sector allocation and "bottom-up" stock selection driven by valuation, fundamental research and quantitative analysis.

                           The INVESCO portion of the Fund uses a "bottom-up" style of management with a primary focus on stock selection. INVESCO favors what it believes to be high-quality, stable growth companies that are attractively priced based on a discounted-cash flow approach to investing. To seek predictability and consistency of returns, INVESCO also strives for broad diversification.

                           HOW DID THE FUND PERFORM UNDER THE MARKET CONDITIONS THAT PREVAILED OVER THE PAST 12 MONTHS?

                           Nations International Equity Fund (Investor A shares) slipped 5.94% during the fiscal year, outperforming the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index, which declined 8.08%.

                           WHAT WAS THE INVESTMENT ENVIRONMENT FOR INTERNATIONAL EQUITY INVESTING DURING THE FISCAL YEAR?

                           Despite interest rate cuts, fiscal stimulus packages, and corporate downsizing, the U.S. economy sputtered throughout much of the fiscal year. In combination with persistently high oil prices and falling corporate profits, the weak U.S. economy restrained global growth into the third quarter of 2001. Then, the September 11, 2001 terrorist attacks in the United States sent the already reeling international equity markets into free-fall, resulting in the worst quarterly returns (in U.S. dollars) since 1990. Following the massive disruption of the terrorist attacks, international equity markets proved remarkably resilient in the fourth quarter of 2001. Against a backdrop of U.S. military victories in Afghanistan, falling oil prices, central bank easing, and faint signs that the U.S. economy may be nearing its bottom, international equities recovered with unexpected speed. International equity markets were volatile in the final three months of the fiscal year amid mixed signals about the health of the global economy.

                           WHAT COUNTRY OR REGIONAL DECISION PROVED TO BE FAVORABLE TO FUND PERFORMANCE DURING THE LAST 12 MONTHS?

                           The most favorable decision was to put increased emphasis on South Korea and Taiwan during the fourth quarter of 2001. Both markets rose dramatically as semiconductor stocks found favor among international investors. Being underweighted in Japan also helped performance as Japan underperformed during the period. European allocations that contributed to returns included an underweight in Spain and an overweight in France.

                           WHAT COUNTRY OR REGIONAL DECISION PROVED TO BE UNFAVORABLE TO FUND PERFORMANCE DURING THE LAST 12 MONTHS?

                           Overweight stances in the United Kingdom detracted from performance, while underweighting in Australia, Switzerland, Norway and Austria hindered results.

NATIONS INTERNATIONAL EQUITY FUND

MANAGEMENT TEAMS COMMENTARY continued

                           WHAT SECTORS AND STOCKS PROVED TO BE FAVORABLE TO FUND PERFORMANCE DURING THE LAST 12 MONTHS?&

                           From a sector perspective (allocations and stock selection), technology added significantly to results, especially the overweight to Samsung Electronics. The basic materials sector also added to results, as our overweight in this top-performing sector was decidedly positive. Overweighted basic materials stocks that made important contributions to performance included Stora Enso Oyj (Finland), CRH plc (Ireland), and BOC Group plc (United Kingdom).

                           Among additional individual securities aiding results were TotalFinaElf SA, Sanofi-Synthelabo SA, Bayerische Motoren Werke (BMW) AG, Toyota Motor Corporation and AstraZeneca plc.

                           WHAT SECTORS AND STOCKS PROVED TO BE UNFAVORABLE TO FUND PERFORMANCE DURING THE LAST 12 MONTHS?

                           During the reporting period telecommunications stocks, like Vodafone Group plc, had a negative impact on performance. Positions in Deutsche Telecom and NTT DoCoMo, Inc. also detracted from performance. Additional stocks contributing negatively to performance include Elan Corporation, Nikko Securities Company, Ltd., IntesaBci SpA, Allianz AG, Julius Baer Holdings Ltd., Nortel Networks and Misys.

                           WHAT IS THE OUTLOOK FOR THE YEAR AHEAD?

                           Marsico Capital believes the resiliency of stock prices in a variety of areas -- including consumer discretionary, consumer staples, select health care, and financial services -- could demonstrate that good long-term investment opportunities are available for investors. From a macroeconomic perspective, Marsico Capital views a number of encouraging factors that may create a favorable backdrop for equity markets. Interest rates remain low. Inflation continues to be quiet and may, in fact, decelerate in the future. While Marsico Capital readily acknowledges that there continues to be abundant crosscurrents in the economy to contend with, as well as geopolitical risk, the overall macroeconomic outlook may be quite good.

                           Putnam's objective is to position the portfolio for a moderate global economic recovery. Given the uneven pace of the recovery and the continued lack of broad investment themes in the near term, stock-specific risk represents the bulk of Putnam's tracking error (risk budget) at the expense of country and sector allocations. Putnam believes Japan will be excluded from the global economic recovery and, consequently, remains underweighted in the Japanese equity market. In Europe, France and Sweden are favored, while the United Kingdom is underweighted. Putnam also believes select emerging-market equities offer less expensive opportunities to benefit from a global recovery.

                           As INVESCO looks to the remainder of 2002, it sees interesting investment opportunities across the spectrum of overseas markets in companies that it believes are undervalued, financially secure and positioned for solid growth in the coming years. However, INVESCO believes investors may need to adjust to the prospects of moderate rises in short-term interest rates and other risks.

---------------

                           &Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.

NATIONS INTERNATIONAL EQUITY FUND

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/02)

[PIE CHART]

 2.6%  Mexico
 3.3%  Canada
 3.6%  Italy
 4.0%  South Korea
 6.9%  Switzerland
 7.9%  Netherlands
 8.4%  Germany
10.1%  France
15.0%  Japan
19.4%  United Kingdom
18.8%  Other

                                                TOP 10 HOLDINGS

                                                --------------------------------

                                                                              1  TotalFinaElf SA                         2.8%
                                                                            -------------------------------------------------
                                                                              2  ING Groep NV                            2.2%
                                                                            -------------------------------------------------
                                                                              3  Shell Transport and Trading Company     2.0%
                                                                                 plc
                                                                            -------------------------------------------------
                                                                              4  GlaxoSmithKline plc                     1.8%
                                                                            -------------------------------------------------
                                                                              5  Samsung Electronics                     1.7%
                                                                            -------------------------------------------------
                                                                              6  Bayerische Motoren Werke (BMW) AG       1.7%
                                                                            -------------------------------------------------
                                                                              7  Vodafone Group plc                      1.6%
                                                                            -------------------------------------------------
                                                                              8  Nestle SA (REGD)                        1.6%
                                                                            -------------------------------------------------
                                                                              9  AstraZeneca plc                         1.5%
                                                                            -------------------------------------------------
                                                                             10  Nissan Motor Company, Ltd.              1.5%
                                                                            -------------------------------------------------
                                                                            THE TOP 10 HOLDINGS ARE PRESENTED TO ILLUSTRATE
                                                                            EXAMPLES OF THE INDUSTRIES AND SECURITIES IN
                                                                            WHICH THE FUND MAY INVEST.

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 2002, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.

NATIONS INTERNATIONAL EQUITY FUND

PERFORMANCE

   GROWTH OF A $10,000 INVESTMENT

[INVESTOR A SHARES AT MOP* (AS OF 3/31/02) RETURN CHART]

                                                 NATIONS INTERNATIONAL                                 LIPPER INTERNATIONAL FUNDS
                                                      EQUITY FUND               MSCI EAFE INDEX                 AVERAGE
                                                 ---------------------          ---------------        --------------------------
Jun. 3 1992                                             9425.00                    10000.00                     10000.00
12/93                                                  10901.00                    11410.00                     12559.00
12/94                                                  11141.00                    12298.00                     12492.00
12/95                                                  12056.00                    13676.00                     13727.00
12/96                                                  13037.00                    14504.00                     15410.00
12/97                                                  13173.00                    14762.00                     16255.00
12/98                                                  15333.00                    17714.00                     18346.00
12/99                                                  21333.00                    22490.00                     25720.00
12/00                                                  18063.00                    19303.00                     21708.00
12/01                                                  14300.00                    15165.00                     16995.00
Mar. 31 2002                                           14655.00                    15312.00                     17197.00

[INVESTOR A SHARES AT NAV** (AS OF 3/31/02) RETURN CHART]

                                                 NATIONS INTERNATIONAL                                 LIPPER INTERNATIONAL FUNDS
                                                      EQUITY FUND               MSCI EAFE INDEX                 AVERAGE
                                                 ---------------------          ---------------        --------------------------
Jun. 3 1992                                            10000.00                    10000.00                     10000.00
12/93                                                  11566.00                    11410.00                     12559.00
12/94                                                  11821.00                    12298.00                     12492.00
12/95                                                  12791.00                    13676.00                     13727.00
12/96                                                  13832.00                    14504.00                     15410.00
12/97                                                  13976.00                    14762.00                     16255.00
12/98                                                  16268.00                    17714.00                     18346.00
12/99                                                  22634.00                    22490.00                     25720.00
12/00                                                  19165.00                    19303.00                     21708.00
12/01                                                  15172.00                    15165.00                     16995.00
Mar. 31 2002                                           15549.00                    15312.00                     17197.00


AVERAGE ANNUAL TOTAL RETURN
Investor A Shares

                                                                                    SINCE INCEPTION  NAV**     MOP*
                                                                                    (6/3/92 through
                                                                                     3/31/02)        4.60%     3.97%

The charts to the left show the growth in value of a hypothetical $10,000 investment in Investor A Shares of Nations International Equity Fund from the inception of the share class. Figures for the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index, an unmanaged, capitalization-weighted index that reflects the relative size of each market consisting of securities listed on exchanges in European, Australasian and Far Eastern markets, include reinvestment of dividends. Funds in the Lipper International Funds Average invest their assets in securities with primary trading markets outside of the United States. The Index and Lipper Average are unavailable for investment and do not reflect fees, brokerage commissions or other expenses of investing. The performance of Primary A, Investor B and Investor C Shares may vary based on the differences in sales loads and fees paid by the shareholders investing in each class.

                                 [CHART LEGEND]

   TOTAL RETURN (AS OF 3/31/02)

                                         PRIMARY A           INVESTOR A                INVESTOR B                INVESTOR C
                                                         NAV**        MOP*         NAV**       CDSC***       NAV**       CDSC***
Inception date                           12/2/91               6/3/92                    6/7/93                   6/17/92
--------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                         -5.65%        -5.94%      -11.36%       -6.53%      -11.21%       -6.50%       -7.44%
--------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                                    -1.42%        -1.66%       -3.58%       -2.45%       -3.21%       -2.50%       -2.50%
5 YEARS                                     2.88%         2.66%        1.46%        1.83%        1.54%        1.82%        1.82%
10 YEARS                                    5.53%            --           --           --           --           --           --
SINCE INCEPTION                             5.04%         4.60%        3.97%        4.12%        4.12%        4.12%        4.12%

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS AND DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 5.75%.

**Figures at net asset value (NAV) do not reflect any sales charges. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge.

The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

NATIONS MARSICO INTERNATIONAL

OPPORTUNITIES FUND

PORTFOLIO MANAGER COMMENTARY*

PORTFOLIO MANAGEMENT
The Fund is managed by
James G. Gendelman of
Marsico Capital
Management, LLC,
investment sub-adviser to
the Fund.

INVESTMENT OBJECTIVE
The Fund seeks long-term
growth of capital.

PERFORMANCE REVIEW
For the 12-month period
ended March 31, 2002,
Nations Marsico
International
Opportunities Fund
Investor A Shares provided
shareholders with a total
return of 3.87%.**
                           IN THE FOLLOWING INTERVIEW, MR. GENDELMAN SHARES HIS VIEWS ON NATIONS MARSICO INTERNATIONAL OPPORTUNITIES FUND'S PERFORMANCE FOR THE 12-MONTH PERIOD ENDED MARCH 31, 2002 AND HIS OUTLOOK FOR THE FUTURE.

                           PLEASE DESCRIBE THE FUND'S INVESTMENT STYLE AND PHILOSOPHY.

                           Nations Marsico International Opportunities Fund is a diversified portfolio that invests primarily in common stocks of foreign companies that are selected for their long-term growth potential. The Fund may invest in companies of any size throughout the world. The Fund normally invests in issuers from at least three different countries not including the United States and maintains a core position of between 35 and 50 common stocks. From time to time, the Fund may invest in common stocks of companies operating in emerging markets.

                           HOW DID THE FUND PERFORM UNDER THE MARKET CONDITIONS THAT PREVAILED OVER THE PAST 12 MONTHS?

                           For the 12-month period ended March 31, 2002, Nations Marsico International Opportunities Fund (Investor A Shares) returned 3.87%. This return compares favorably to the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index,*** the Fund's primary benchmark, which was down 8.08% (for relative outperformance of 11.95%).

                           WHAT ADJUSTMENTS WERE MADE TO THE FUND, IF ANY, AS A RESULT OF THE STOCK MARKET VOLATILITY IN THE LATTER PART OF THE YEAR?

                           Following September 11, 2001, we continued to work diligently to evaluate the overall capital market environment and assess the Fund's holdings. The Fund benefited on two dimensions with respect to its consumer holdings. One was stock selection. The Fund's positions, in the aggregate, rose during the latter part of the year. The second was our decision to overweight the consumer discretionary sectors. The Fund's automobile positions were particularly strong performers. These

---------------

                           *The outlook for this Fund may differ from that presented for other Nations Funds mutual funds.

                           **The performance shown does not reflect the maximum front-end sales charge of 5.75%, which may apply to purchases of Investor A Shares. For standardized performance, please refer to the Performance table. The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

                           ***The Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index is an unmanaged, capitalization-weighted index. The index reflects the relative size of each market consisting of securities listed on exchanges in European, Australasian and Far Eastern markets and includes dividends and distributions, but does not reflect fees, brokerage commissions or other expenses of investment. It is not available for investment.

                           Source for all statistical data -- Marsico Capital Management, LLC.

                           INTERNATIONAL INVESTING MAY INVOLVE SPECIAL RISKS, INCLUDING FOREIGN TAXATION, CURRENCY RISKS, RISKS ASSOCIATED WITH POSSIBLE DIFFERENCES IN FINANCIAL STANDARDS AND OTHER MONETARY AND POLITICAL RISKS ASSOCIATED WITH FUTURE POLITICAL AND ECONOMIC DEVELOPMENTS.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
 22

NATIONS MARSICO INTERNATIONAL

OPPORTUNITIES FUND

PORTFOLIO MANAGER COMMENTARY continued

                           positions included Nissan Motor Company, Ltd., Porsche AG and Bayerische Motoren Werke (BMW) AG.

                           At year-end, the Fund's most significant sector/industry allocations were in consumer discretionary (highlighted by automobiles), financial services (primarily banks) and industrials (primarily transportation). While the investment rationale for owning companies in these areas varied, the Fund's first quarter of 2002 overall investment posture, in general terms, echoed the theme that a global economic recovery, in our opinion, is likely to be led by consumer-oriented industries. In terms of specific country distribution, the Fund's major investments during the reporting period were in the United Kingdom, Germany, Japan, the Netherlands and Canada.

                           During the last months of the fiscal year, the Fund's allocation to the consumer discretionary sector increased somewhat, while the allocation to technology was reduced. At fiscal year end, the Fund did not have exposure to several economic sectors, including telecommunications and utilities.

                           WHAT SECTORS AND STOCKS PROVED TO BE FAVORABLE TO FUND PERFORMANCE DURING THE LAST 12 MONTHS?&

                           Over the 12 months ended March 31, 2002, stocks in the consumer discretionary, financial, industrial and information technology sectors aided the Fund. Industries within these sectors that contributed to this performance were automobiles, retailing, diversified financials and consumer electronics. Country exposure that benefited performance was overweightings in Bermuda, Canada, Germany, Ireland, the Netherlands, Korea and Spain. An underweight in Japan also aided performance. The top-performing stocks over the course of the fiscal year were Accenture Ltd., Westjet Airlines Ltd., Nissan Motor Company, Ltd., Samsung Electronics, Porsche AG, Ryanair Holdings plc, ADR, Wal-Mart de Mexico SA de CV, Canadian National Railway Company and Royal Bank of Scotland.

                           WHAT SECTORS AND STOCKS PROVED TO BE UNFAVORABLE TO FUND PERFORMANCE DURING THE LAST 12 MONTHS?

                           Over the 12 months ended March 31, 2002, sectors that detracted from performance were primarily in the consumer staples and energy sectors. Adverse performance, however, was found among a diverse group of industries. The poorest-performing stocks over the course of the fiscal year were Fast Retailing, Vodafone Group plc, Axa, Nokia Corporation, NEC Corporation, Allianz AG and Reuters.

                           WHAT IS YOUR OUTLOOK FOR THE COMING YEAR, AND HOW ARE YOU POSITIONING THE FUND?

                           As we move into 2002, we are finding reasons to feel increasingly optimistic about the general outlook for equities. Some of the rampant uncertainty that prevailed in the aftermath of the terrorist attacks -- including the possibility of more attacks, additional anthrax outbreaks, the specific nature of the U.S. response to the attacks and the reaction of the capital markets -- seems to have diminished. From a geopolitical perspective too, there have been some encouraging developments. The

---------------

                           &Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.

NATIONS MARSICO INTERNATIONAL

OPPORTUNITIES FUND

PORTFOLIO MANAGER COMMENTARY continued

                           allied coalition against terrorism was formed quickly and effectively, has held together well and appears to have made considerable progress in its campaign against terrorism.

                           To be sure, there are offsets to these positive comments. There is no role for complacency right now. From a global perspective, the ledger is mixed. While the situation in Afghanistan appears to be considerably better than in September 2001 in terms of terrorist operations and facilities being either eradicated or controlled, there is ample cause for concern elsewhere in the world. Violence has flared anew in the Middle East. Tensions between India and Pakistan appear to be potentially quite serious, while Japan's economy continues to struggle.

                           Despite these crosscurrents, we believe the resiliency of stock prices in a variety of areas -- including consumer discretionary, consumer staples, select health care and financial services -- could demonstrate that good long-term investment opportunities are available for investors. From a macroeconomic perspective, our view is that there are a number of encouraging factors that create a favorable backdrop for equity markets. Interest rates remain low. Inflation continues to be quiet and may, in fact, decelerate in the future. While we readily acknowledge that there continues to be abundant crosscurrents in the economy to contend with as well as geopolitical risk, we believe the future overall macroeconomic outlook is good.

NATIONS MARSICO INTERNATIONAL
OPPORTUNITIES FUND

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/02)

[PIE CHART]

 4.1%  Italy
 4.8%  Switzerland
 4.9%  Mexico
 4.9%  Ireland
 4.9%  France
 7.4%  Canada
 9.1%  Netherlands
11.4%  Japan
14.4%  Germany
16.2%  United Kingdom
17.9%  Other

                                                                            TOP 10 HOLDINGS
                                                                            -------------------------------------------------
                                                                              1  Nissan Motor Company, Ltd.              5.4%
                                                                            -------------------------------------------------
                                                                              2  Royal Bank of Scotland                  4.9%
                                                                            -------------------------------------------------
                                                                              3  UBS AG                                  4.8%
                                                                            -------------------------------------------------
                                                                              4  Porsche AG                              4.6%
                                                                            -------------------------------------------------
                                                                              5  Bayerische Motoren Werke (BMW) AG       4.3%
                                                                            -------------------------------------------------
                                                                              6  Westjet Airlines Ltd.                   4.2%
                                                                            -------------------------------------------------
                                                                              7  Ryanair Holdings plc, ADR               3.9%
                                                                            -------------------------------------------------
                                                                              8  Unilever NV                             3.4%
                                                                            -------------------------------------------------
                                                                              9  WPP Group plc                           3.2%
                                                                            -------------------------------------------------
                                                                             10  Smiths Group plc                        2.9%
                                                                            -------------------------------------------------
                                                                            THE TOP 10 HOLDINGS ARE PRESENTED TO ILLUSTRATE
                                                                            EXAMPLES OF THE INDUSTRIES AND SECURITIES IN
                                                                            WHICH THE FUND MAY INVEST.

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 2002, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.

NATIONS MARSICO INTERNATIONAL
OPPORTUNITIES FUND

PERFORMANCE

   GROWTH OF A $10,000 INVESTMENT

[INVESTOR A SHARES AT MOP* (AS OF 3/31/02) RETURN CHART]

                                                   NATIONS MARSICO
                                             INTERNATIONAL OPPORTUNITIES   LIPPER INTERNATIONAL FUNDS
                                                        FUND                        AVERAGE                  MSCI EAFE INDEX
                                             ---------------------------   --------------------------        ---------------
Aug. 1 2000                                              9425                        10000                        10000
9/00                                                     9444                         9432                         9513
12/00                                                    8822                         8984                         9258
3/01                                                     7549                         7699                         7987
6/01                                                     7860                         7702                         7881
9/01                                                     6428                         6491                         6778
12/01                                                    7521                         7038                         7251
Mar. 31 2002                                             7842                         7122                         7321

[INVESTOR A SHARES AT NAV** (AS OF 3/31/02) RETURN CHART]

                                                   NATIONS MARSICO
                                             INTERNATIONAL OPPORTUNITIES   LIPPER INTERNATIONAL FUNDS
                                                        FUND                        AVERAGE                  MSCI EAFE INDEX
                                             ---------------------------   --------------------------        ---------------
Aug. 1 2000                                             10000                        10000                        10000
9/00                                                    10020                         9432                         9513
12/00                                                    9360                         8984                         9258
3/01                                                     8010                         7699                         7987
6/01                                                     8340                         7702                         7881
9/01                                                     6820                         6491                         6778
12/01                                                    7980                         7038                         7251
Mar. 31 2002                                             8320                         7122                         7321


AVERAGE ANNUAL TOTAL RETURN
Investor A Shares

     SINCE INCEPTION         NAV**       MOP*
     (8/1/001 through
      3/31/02)              -10.45%     -13.58%

The charts to the left show the growth in value of a hypothetical $10,000 investment in Investor A Shares of Nations Marsico International Opportunities Fund from the inception of the share class. Figures for the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index is an unmanaged, capitalization-weighted index that reflects the relative size of each market consisting of securities listed on exchanges in European, Australasian and Far Eastern markets, include reinvestment of dividends. Funds in the Lipper International Funds Average invest their assets in securities with primary trading markets outside of the United States. The Index and Lipper Average are unavailable for investment and do not reflect fees, brokerage commissions or other expenses of investing. The performance of Primary A, Investor B and Investor C Shares may vary based on the differences in sales loads and fees paid by the shareholders investing in each class.

                                 [CHART LEGEND]

   TOTAL RETURN (AS OF 3/31/02)

                                                          INVESTOR A                INVESTOR B                INVESTOR C
                                      PRIMARY A       NAV**        MOP*         NAV**       CDSC***       NAV**       CDSC***
Inception date                         8/1/00               8/1/00                    8/1/00                    8/1/00
---------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                       4.11%         3.87%       -2.12%        3.14%       -1.86%        3.14%        2.14%
---------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
SINCE INCEPTION                        -10.20%       -10.45%      -13.58%      -11.10%      -13.25%      -11.10%      -11.10%

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS AND DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 5.75%.

**Figures at net asset value (NAV) do not reflect any sales charges. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge.

The performance shown includes the effect of fee waivers and/or expenses reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
 26

NATIONS EMERGING MARKETS FUND

PORTFOLIO MANAGER COMMENTARY*

PORTFOLIO MANAGEMENT
Christopher Palmer is
Principal Portfolio
Manager of Nations
Emerging Markets Fund and
is a senior investment
manager on the Emerging
Markets Team for Gartmore
Global Partners,
investment sub-adviser to
the Fund.

INVESTMENT OBJECTIVE
The Fund seeks long-term
capital growth by
investing primarily in
equity securities of
companies in emerging
market countries, such as
those in Latin America,
Eastern Europe, the
Pacific Basin, the Far
East and India.

PERFORMANCE REVIEW
For the 12-month period
ended March 31, 2002,
Nations Emerging Markets
Fund Investor A Shares
provided shareholders with
a total return of
17.31%.**
                           IN THE FOLLOWING INTERVIEW, MR. PALMER SHARES HIS VIEWS ON NATIONS EMERGING MARKETS FUND'S PERFORMANCE FOR THE 12-MONTH PERIOD ENDED MARCH 31, 2002 AND ITS OUTLOOK FOR THE FUTURE.

                           PLEASE DESCRIBE THE FUND'S INVESTMENT STYLE AND PHILOSOPHY.

                           The Fund's primary objective is to invest in growth opportunities in emerging market equities. We believe this is best accomplished by identifying companies whose rates of earnings growth we believe will exceed market expectations. Sources of unexpected growth may include strong national or regional franchises, strategies, management and the ability to finance business objectives. The markets in which the Fund invests are generally those where economic and political conditions provide an acceptable level of risk and, at a macro-economic level, may attract rising expectations of growth.

                           HOW WOULD YOU DESCRIBE THE ECONOMIC AND MARKET CONDITIONS IN EMERGING MARKETS DURING THE FISCAL YEAR?

                           The investment environment was extremely positive for emerging markets during the past fiscal year overall. During the 12-month period ended March 31, 2002, Nations Emerging Markets Fund (Investor A shares) returned 17.31% versus 20.73% in U.S. dollar terms for the Standard & Poor's/IFC (International Finance Corporation) Investables Index ("Index").***

                           While emerging markets' asset classes lagged earlier in the period, momentum was extremely strong during the final two quarters, as the theme of global economic recovery began to underpin investor sentiment. Additionally, many investors were attracted to emerging markets' regions where significant improvements have taken place in both the political and economic environment and where corporate transparency has led to higher levels of investor confidence. This resulted in the emerging markets not only recouping earlier losses but also, in many instances, significantly outperforming equity markets in the developed world for the period as a whole. Cyclical stocks generally led the way. In Mexico and Korea, two countries favored by the Fund, an improving outlook for exporters was augmented by continued positive progress on the domestic economic front. In both countries, there

---------------

                           *The outlook for this Fund may differ from that presented for other Nations Funds mutual funds.

                           **The performance shown does not reflect the maximum front-end sales charge of 5.75%, which may apply to purchases of Investor A Shares. For standardized performance, please refer to the Performance table. The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other services providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

                           ***The Standard & Poor's/IFC (International Finance Corporation) Investables Index is an unmanaged index that tracks more than 1,400 stocks in 25 emerging markets in Asia, Latin America, Eastern Europe, Africa and the Middle East. The index is weighted by market capitalization. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

                           Source for all statistical data -- Gartmore Global Partners

                           INTERNATIONAL INVESTING MAY INVOLVE SPECIAL RISKS, INCLUDING FOREIGN TAXATION, CURRENCY RISKS, RISKS ASSOCIATED WITH POSSIBLE DIFFERENCES IN FINANCIAL STANDARDS AND OTHER MONETARY AND POLITICAL RISKS ASSOCIATED WITH FUTURE POLITICAL AND ECONOMIC DEVELOPMENTS.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

NATIONS EMERGING MARKETS FUND

PORTFOLIO MANAGER COMMENTARY continued

                           have been significant reforms, and domestic consumer confidence appears to be improving. In Brazil and Israel, overall performance lagged. Within these markets, however, select technology and telecommunications stocks significantly outperformed the Index as a whole over the 12-month period. Russia was a significant outperformer, rising by more than 80% in U.S. dollar terms during the fiscal year. While this market was helped by generally firm oil prices, it also gained favor among investors due to improvements in corporate governance and political and economic stability.

                           WHAT COUNTRY OR REGIONAL DECISIONS PROVED TO BE FAVORABLE TO FUND PERFORMANCE DURING THE PAST 12 MONTHS?&

                           The Fund's emphasis has been on stock selection. However, an overweighted stance in Mexico proved favorable to Fund performance during the last 12 months, significantly outperforming the Index. An underweighted position in Hong Kong also benefited performance, as that market fell sharply.

                           WHAT COUNTRY OR REGIONAL DECISIONS PROVED TO BE UNFAVORABLE TO FUND PERFORMANCE DURING THE LAST 12 MONTHS?

                           An overweight stance in Brazil detracted somewhat from performance although good stock selection in the market more than compensated for the allocation effect. An overweight position in India detracted from performance, as the market fell over the period.

                           WHAT SECTORS AND STOCKS PROVED TO BE FAVORABLE TO FUND PERFORMANCE DURING THE LAST 12 MONTHS?&
                           The Fund's emphasis on cyclicals that are geared to economic recovery proved favorable to performance. In particular, holdings such as Korea's LG Electronics Inc., a consumer electronics manufacturer, made the biggest single contribution to Fund performance over the period. Other notable contributions came from the Korean automotive company Hyundai Motor Company Ltd., Germany and Russia's Gazprom, a leading gas exporter, which accounts for 20% of world natural gas reserves. Select technology and telecommunications companies also contributed positively to performance. These included Israel's M-Systems Flash Disk Pioneers Ltd., a world leader in the manufacture of computer memory storage devices, Korea's SK Telecom Company Ltd., American Depository Receipts (ADR) and Mexico's Carso Global Telecom.

                           WHAT SECTORS AND STOCKS PROVED TO BE UNFAVORABLE TO FUND PERFORMANCE DURING THE LAST 12 MONTHS?

                           Stocks that proved least favorable to Fund performance tended to suffer more from domestic market weakness than from downturns within their sectors. Investec Group Ltd., for example, a South African-based global financial services company suffered as a result of currency appreciation (particularly in December). This hurt exporters, fueled inflation and led to a further deterioration of the interest rate environment. Two other poor performers were ICICI Ltd., ADR, a financial services group based in India, and China Mobile (Hong Kong) Ltd., ADR, the mobile telecommunications company based in Hong Kong. Both markets underperformed compared to the Index.

---------------

                           &Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.
 28

NATIONS EMERGING MARKETS FUND

PORTFOLIO MANAGER COMMENTARY continued

                           WHAT IS YOUR OUTLOOK FOR THE COMING YEAR, AND HOW ARE YOU POSITIONING THE FUND?

                           Looking ahead, we believe emerging markets remain well placed to benefit from a recovery in global economic activity. We believe that increasing demand for consumer electronics products and semiconductors may continue to underpin support for the world-class manufacturing exporters of Asia, while Latin America may become a significant beneficiary of increased economic activity in the U.S. In Brazil, we favor resource stocks, such as oil, steel, paper and mining (all cyclicals geared to economic recovery). At the same time, we remain cautious on the telecommunications sector due to concerns regarding earnings growth. For the longer-term outlook, we continue to stay positive on secular aspects of the asset class. Our focus on profitable growth, improved corporate governance and a clear understanding of the importance of sound fiscal and monetary policymaking may bode well for our emerging markets investors.

NATIONS EMERGING MARKETS FUND

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/02)

[PIE CHART]

 3.2%  Turkey
 3.3%  Hong Kong
 6.4%  Russia
 6.2%  Malaysia
 6.1%  India
 6.7%  South Africa
11.8%  Brazil
12.1%  Taiwan
16.0%  Mexico
20.9%  South Korea
 7.3%  Other

                                                                            TOP 10 HOLDINGS
                                                                            -------------------------------------------------
                                                                              1  Samsung Electronics                     5.7%
                                                                            -------------------------------------------------
                                                                              2  LG Electronics Inc.                     3.6%
                                                                            -------------------------------------------------
                                                                              3  Shinhan Financial Group Company,
                                                                                 Ltd., GDS                               3.2%
                                                                            -------------------------------------------------
                                                                              4  Carso Global Telecom, ADR               3.1%
                                                                            -------------------------------------------------
                                                                              5  Siam Commercial Bank Public Company
                                                                                 Ltd.                                    3.0%
                                                                            -------------------------------------------------
                                                                              6  AO Tatneft, ADR                         2.8%
                                                                            -------------------------------------------------
                                                                              7  Compal Electronics Inc., GDR            2.5%
                                                                            -------------------------------------------------
                                                                              8  Unisem (M) Berhad                       2.3%
                                                                            -------------------------------------------------
                                                                              9  Asustek Computer Inc., GDR              2.2%
                                                                            -------------------------------------------------
                                                                             10  Anglo American plc                      2.2%
                                                                            -------------------------------------------------
                                                                            THE TOP 10 HOLDINGS ARE PRESENTED TO ILLUSTRATE
                                                                            EXAMPLES OF THE INDUSTRIES AND SECURITIES IN
                                                                            WHICH THE FUND MAY INVEST.

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 2002, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.

NATIONS EMERGING MARKETS FUND

PERFORMANCE

   GROWTH OF A $10,000 INVESTMENT

[INVESTOR A SHARES AT MOP* (AS OF 3/31/02) RETURN CHART]

                                                NATIONS EMERGING MARKETS                                 LIPPER EMERGING MARKETS
                                                          FUND              S&P/IFC INVESTABLES INDEX         FUNDS AVERAGE
                                                ------------------------    -------------------------    -----------------------
Jun. 30 1995                                             9425.00                    10000.00                    10000.00
1995                                                     9209.00                     9874.00                     9877.00
1996                                                     9991.00                    10797.00                    11266.00
1997                                                     9672.00                     9201.00                    11010.00
1998                                                     7178.00                     7176.00                     8021.00
1999                                                    14076.00                    10901.00                    13859.00
2000                                                     9107.00                     7600.00                     9643.00
2001                                                     8732.00                     7715.00                     9365.00
Mar. 31 2002                                            10050.00                     8712.00                    10512.00

[INVESTOR A SHARES AT NAV** (AS OF 3/31/02) RETURN CHART]

                                                NATIONS EMERGING MARKETS                                 LIPPER EMERGING MARKETS
                                                          FUND              S&P/IFC INVESTABLES INDEX         FUNDS AVERAGE
                                                ------------------------    -------------------------    -----------------------
Jun. 30 1995                                            10000.00                    10000.00                    10000.00
1995                                                     9770.00                     9874.00                     9877.00
1996                                                    10600.00                    10797.00                    11266.00
1997                                                    10262.00                     9201.00                    11010.00
1998                                                     7616.00                     7176.00                     8021.00
1999                                                    14935.00                    10901.00                    13859.00
2000                                                     9663.00                     7600.00                     9643.00
2001                                                     9265.00                     7715.00                     9365.00
Mar. 31 2002                                            10663.00                     8712.00                    10512.00


AVERAGE ANNUAL TOTAL RETURN
Investor A Shares

     SINCE INCEPTION        NAV**       MOP*
     (6/30/95 through
      3/31/02)              0.95%      0.07%

The charts to the left show the growth in value of a hypothetical $10,000 investment in Investor A Shares of Nations Emerging Markets Fund from the inception of the share class. The Standard & Poor's/IFC (International Finance Corporation) Investables Index (S&P/IFC Investibles Index) is an unmanaged, capitalization-weighted index which tracks more than 1,400 stocks in 25 emerging markets in Asia, Latin America, Eastern Europe, Africa and the Middle East. Funds in the Lipper Emerging Markets Funds Average seek long-term capital appreciation by investing at least 65% of total assets in emerging market (defined by a country's GNP per capita) equity securities. The Index and Lipper Average are unavailable for investment and do not reflect fees, brokerage commissions or other expenses of investing. The performance of Primary A, Investor B and Investor C Shares may vary based on the differences in sales loads and fees paid by the shareholders investing in each class.

                                 [CHART LEGEND]

   TOTAL RETURN (AS OF 3/31/02)

                                          PRIMARY A           INVESTOR A               INVESTOR B               INVESTOR C
                                                          NAV**        MOP*        NAV**       CDSC***      NAV**       CDSC***
Inception date                            6/30/95               6/30/95                  6/30/95                  6/30/95
-------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                          17.60%        17.31%       10.55%      16.47%       11.47%      16.38%      15.38%
-------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                                      8.96%         8.69%        6.58%       7.91%        7.04%       7.88%       7.88%
5 YEARS                                     -1.29%        -1.55%       -2.71%      -2.25%       -2.64%      -2.23%      -2.23%
SINCE INCEPTION                              1.22%         0.95%        0.07%       0.23%        0.23%       0.31%       0.31%

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS AND DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 5.75%.

**Figures at net asset value (NAV) do not reflect any sales charges. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge.

The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

NATIONS FUNDS

Nations Global Value Fund
  STATEMENT OF NET ASSETS                                     MARCH 31, 2002

                                                                       VALUE
SHARES                                                                 (000)
------------------------------------------------------------------------------
          COMMON STOCKS -- 97.3%
          BERMUDA -- 1.2%
 45,300   Tyco International Ltd. .................................   $  1,464
                                                                      --------
          BRAZIL -- 6.2%
 42,200   Brasil Telecom Participacoes SA, ADR(a)..................      1,684
111,200   Cemig CIA Energ, ADR.....................................      1,657
 59,200   Centrais Eletricas Brasileiras SA, ADR...................        495
 54,400   Petroleo Brasileiro SA-'A', ADR..........................      1,356
169,000   Tele Norte Leste Participacoes SA, ADR(a)................      2,123
                                                                      --------
                                                                         7,315
                                                                      --------
          CANADA -- 0.6%
 25,700   AT&T Canada Inc.!!.......................................        692
                                                                      --------
          FRANCE -- 1.9%
159,400   Alcatel SA 'A'...........................................      2,275
                                                                      --------
          GERMANY -- 6.0%
 38,900   BASF AG..................................................      1,578
 42,000   Bayerische Hypo-und Vereinsbank AG.......................      1,528
113,203   Deutsche Telekom AG......................................      1,708
 44,910   E.On AG..................................................      2,277
                                                                      --------
                                                                         7,091
                                                                      --------
          ITALY -- 2.0%
 88,950   ENI SpA..................................................      1,304
352,000   IntesaBci SpA!!..........................................      1,056
  6,000   Telecom Italia SpA.......................................         49
                                                                      --------
                                                                         2,409
                                                                      --------
          JAPAN -- 9.9%
260,000   Hitachi, Ltd. ...........................................      1,901
218,000   Matsushita Electric Industrial Company, Ltd. ............      2,658
 34,000   Mitsubishi Heavy Industries, Ltd. .......................        111
    237   Mitsubishi Tokyo Financial Group Inc.....................      1,448
    628   Nippon Telegraph and Telephone Corporation...............      2,413
114,000   Sankyo Company, Ltd. ....................................      1,742
183,000   Tokio Marine & Fire Insurance Company, Ltd.!!(a)(b)......      1,299
                                                                      --------
                                                                        11,572
                                                                      --------
          MEXICO -- 4.7%
 79,500   America Movil SA de CV 'L', ADR!!........................      1,579
 55,400   Cemex SA de CV, ADR......................................      1,637
 57,600   Telefonos de Mexico SA de CV 'L', ADR....................      2,326
                                                                      --------
                                                                         5,542
                                                                      --------
          NETHERLANDS -- 1.3%
 82,100   ABN AMRO Holding NV......................................      1,559
                                                                      --------
          SOUTH KOREA -- 1.3%
 66,000   Korea Telecom Corporation, ADR(a)........................      1,583
                                                                      --------
          SPAIN -- 6.4%
184,880   Banco Bilbao Vizcaya Argentaria SA.......................      2,201
271,600   Repsol YPF SA!!..........................................      3,424
172,876   Telefonica SA!!..........................................      1,938
                                                                      --------
                                                                         7,563
                                                                      --------
          SWITZERLAND -- 2.6%
 13,200   Zurich Financial Services AG(a)..........................      3,061
                                                                      --------

                                                                       VALUE
SHARES                                                                 (000)
------------------------------------------------------------------------------
          UNITED KINGDOM -- 9.5%
398,900   BAE Systems plc..........................................   $  1,903
139,900   British American Tobacco plc.............................      1,345
391,080   BT Group plc!!...........................................      1,559
124,600   HSBC Holdings plc (REGD).................................      1,438
178,500   Invensys plc.............................................        315
 69,861   Marks & Spencer Group plc................................        383
 83,780   mmO2 plc!!...............................................         81
143,000   Reuters Group plc........................................      1,103
228,000   South African Breweries plc@.............................      1,593
182,500   Unilever plc.............................................      1,461
                                                                      --------
                                                                        11,181
                                                                      --------
          UNITED STATES -- 43.7%
 29,800   Albertson's, Inc. .......................................        988
 55,900   Allstate Corporation.....................................      2,112
121,140   Archer-Daniels-Midland Company...........................      1,687
172,600   Avaya Inc.!!.............................................      1,274
 26,200   Bank One Corporation(a)..................................      1,095
 39,200   Boeing Company...........................................      1,891
 19,300   ConAgra Foods, Inc. .....................................        468
 36,400   E.I. duPont de Nemours and Company.......................      1,716
 54,700   Eastman Kodak Company(a).................................      1,705
101,500   Edison International!!...................................      1,700
 43,800   Exelon Corporation.......................................      2,320
106,000   Ford Motor Company(a)....................................      1,748
 46,800   Goodyear Tire & Rubber Company(a)........................      1,197
  8,700   Great Lakes Chemical Corporation(a)......................        245
120,900   Hewlett-Packard Company(a)...............................      2,169
 28,700   Loews Corporation........................................      1,681
 65,500   McDonald's Corporation...................................      1,818
 39,260   Merck & Company, Inc. ...................................      2,261
165,680   Motorola, Inc. ..........................................      2,352
 40,200   Philip Morris Companies Inc. ............................      2,117
 47,800   Prudential Financial, Inc.!!.............................      1,484
 67,400   SBC Communications Inc. .................................      2,524
 88,800   Schering-Plough Corporation..............................      2,779
 55,500   Sherwin-Williams Company(a)..............................      1,581
107,600   Sprint Corporation (FON Group)...........................      1,645
 52,700   Toys R Us, Inc.!!(a).....................................        946
 88,700   Unisys Corporation!!.....................................      1,120
 43,900   UST Inc.(a)..............................................      1,709
 52,200   Verizon Communications Inc. .............................      2,383
 25,900   Waste Management, Inc.(a)................................        706
197,100   Xerox Corporation!!(a)...................................      2,119
                                                                      --------
                                                                        51,540
                                                                      --------
          TOTAL COMMON STOCKS
            (Cost: $111,466).......................................    114,847
                                                                      --------
          PREFERRED STOCKS -- 0.0%+
            (Cost: $69)
          BRAZIL -- 0.0%+
  1,400   Telecomunicacoes Brasileiras SA - Telebras, ADR!!(a).....         46
                                                                      --------
          RIGHTS -- 0.0%+
            (Cost: $0)
          SPAIN -- 0.0%+
172,876   Telefonica SA
            Expire 04/08/02........................................         39
                                                                      --------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 32

NATIONS FUNDS

Nations Global Value Fund
  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2002

SHARES                                                                 VALUE
 (000)                                                                 (000)
------------------------------------------------------------------------------
          INVESTMENT COMPANIES -- 21.8%
            (Cost: $25,734)
 25,734   Nations Cash Reserves, Capital Class Shares#.............   $ 25,734
                                                                      --------
          TOTAL INVESTMENTS
            (Cost $137,269*)................................  119.1%   140,666
                                                                      --------
          OTHER ASSETS AND LIABILITIES (NET)................  (19.1)%
          Cash.....................................................   $    423
          Foreign currency (cost $2,985)...........................      2,983
          Receivable for investment securities sold................         86
          Receivable for Fund shares sold..........................      3,006
          Dividends receivable.....................................        288
          Interest receivable......................................          2
          Collateral on securities loaned..........................    (19,594)
          Payable for Fund shares redeemed.........................     (1,092)
          Investment advisory fee payable..........................        (82)
          Administration fee payable...............................        (29)
          Shareholder servicing and distribution fees payable......        (38)
          Payable for investment securities purchased..............     (8,438)
          Accrued Trustees' fees and expenses......................         (8)
          Accrued expenses and other liabilities...................        (38)
                                                                      --------
          TOTAL OTHER ASSETS AND LIABILITIES (NET).................    (22,531)
                                                                      --------
          NET ASSETS........................................  100.0%  $118,135
                                                                      ========
          NET ASSETS CONSIST OF:
          Undistributed net investment income......................   $     30
          Accumulated net realized gain on investments.............      1,071
          Net unrealized appreciation of investments...............      3,398
          Paid-in capital..........................................    113,636
                                                                      --------
          NET ASSETS...............................................   $118,135
                                                                      ========

                                                                       VALUE
------------------------------------------------------------------------------
          PRIMARY A SHARES:
          Net asset value, offering and redemption price per share
            ($49,245,506 / 4,691,653 shares outstanding)...........     $10.50
                                                                        ------
                                                                        ------
          INVESTOR A SHARES:
          Net asset value and redemption price per share
            ($26,172,353 / 2,499,947 shares outstanding)...........     $10.47
                                                                        ------
                                                                        ------


          Maximum sales charge.....................................      5.75%

          Maximum offering price per share.........................     $11.11

          INVESTOR B SHARES:
          Net asset value and offering price per share&
            ($11,803,515 / 1,134,838 shares outstanding)...........     $10.40
                                                                        ------
                                                                        ------
          INVESTOR C SHARES:
          Net asset value and offering price per share&
            ($30,914,064 / 2,971,514 shares outstanding)...........     $10.40
                                                                        ------
                                                                        ------

---------------

 *Federal income tax information (see Note 8).

 @Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

 !!
  Non-income producing security.

 &The redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

 +Amount represents less than 0.1%.

 #Money market mutual fund registered under the Investment Company
  Act of 1940, as amended, and sub-advised by Banc of America Capital Management, LLC. A portion of this amount represents cash collateral received from securities lending activity (see Note 7). The portion that represents cash collateral is $19,594.

(a)
  All or a portion of security was on loan at March 31, 2002. The aggregate cost and market value of securities on loan at March 31, 2002 is $15,833 and $18,816, respectively.

(b)
  Fair valued security.

ADR  --   American Depository Receipt

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Global Value Fund
  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2002

At March 31, 2002, sector diversification was as follows:

                                                                   % OF NET            VALUE
SECTOR DIVERSIFICATION                                              ASSETS             (000)
-------------------------------------------------------------------------------------------------
Common stocks:
Telecommunications services.................................         20.6%         $       24,372
Commercial banking..........................................          7.8                   9,269
Pharmaceuticals.............................................          5.7                   6,782
Insurance...................................................          5.6                   6,576
Diversified electronics.....................................          5.3                   6,264
Electric power -- Non nuclear...............................          5.2                   6,129
Integrated oil..............................................          5.2                   6,084
Networking and telecommunications equipment.................          5.0                   5,901
Computers and office equipment..............................          4.6                   5,408
Tobacco.....................................................          4.4                   5,171
Aerospace and defense.......................................          3.2                   3,794
Food products...............................................          3.1                   3,616
Chemicals -- Basic..........................................          2.8                   3,294
Financial services..........................................          2.6                   3,061
Automotive..................................................          2.5                   2,945
Electric power -- Nuclear...................................          2.0                   2,320
Retail -- Specialty.........................................          1.7                   1,964
Restaurants.................................................          1.5                   1,818
Commercial services.........................................          1.5                   1,809
Other.......................................................          7.0                   8,270
                                                                    -----          --------------
TOTAL COMMON STOCKS.........................................         97.3                 114,847
PREFERRED STOCKS............................................          0.0+                     46
RIGHTS......................................................          0.0+                     39
INVESTMENT COMPANIES........................................         21.8                  25,734
                                                                    -----          --------------
TOTAL INVESTMENTS...........................................        119.1                 140,666
OTHER ASSETS AND LIABILITIES (NET)..........................        (19.1)                (22,531)
                                                                    -----          --------------
NET ASSETS..................................................        100.0%         $      118,135
                                                                    =====          ==============

---------------

+  Amount represents less than 0.1%

                       SEE NOTES TO FINANCIAL STATEMENTS.
 34

NATIONS FUNDS

Nations International Value Fund
  STATEMENT OF NET ASSETS                                     MARCH 31, 2002

                                                                          VALUE
                                                                          (000)
----------------------------------------------------------------------------------
            INVESTMENT COMPANIES -- 99.6%
            Investment in Nations Master Investment Trust,
              International Value Master Portfolio*..................   $3,110,644
                                                                        ----------
            TOTAL INVESTMENTS.................................   99.6%   3,110,644
                                                                        ----------
            OTHER ASSETS AND
              LIABILITIES (NET)...............................    0.4%
            Receivable for Fund shares sold..........................   $   25,003
            Payable for Fund shares redeemed.........................       (9,551)
            Administration fee payable...............................         (435)
            Shareholder servicing and distribution fees payable......         (383)
            Accrued Trustees' fees and expenses......................          (43)
            Accrued expenses and other liabilities...................         (737)
                                                                        ----------
            TOTAL OTHER ASSETS AND LIABILITIES (NET).................       13,854
                                                                        ----------
            NET ASSETS........................................  100.0%  $3,124,498
                                                                        ==========
            NET ASSETS CONSIST OF:
            Undistributed net investment income......................   $    6,317
            Accumulated net realized gain on investments.............       19,146
            Net unrealized depreciation of investments...............     (126,213)
            Paid-in capital..........................................    3,225,248
                                                                        ----------
            NET ASSETS...............................................   $3,124,498
                                                                        ==========


                                                                          VALUE
----------------------------------------------------------------------------------
            PRIMARY A SHARES:
            Net asset value, offering and redemption price per share
              ($2,059,557,785 / 123,551,881 shares outstanding)......       $16.67
                                                                             -----
                                                                             -----
            INVESTOR A SHARES:
            Net asset value and redemption price per share
              ($798,587,038 / 48,079,059 shares outstanding).........       $16.61
                                                                             -----
                                                                             -----


            Maximum sales charge.....................................        5.75%

            Maximum offering price per share.........................       $17.62

            INVESTOR B SHARES:
            Net asset value and offering price per share&
              ($116,373,667 / 7,101,539 shares outstanding)..........       $16.39
                                                                             -----
                                                                             -----
            INVESTOR C SHARES:
            Net asset value and offering price per share&
              ($149,979,209 / 9,151,414 shares outstanding)..........       $16.39
                                                                             -----
                                                                             -----

---------------

 *The financial statements of the International Value Master Portfolio, including its portfolio of investments, are included elsewhere within this report and should be read in conjunction with the International Value Fund's financial statements.

 &The redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations International Equity Fund
  STATEMENT OF NET ASSETS                                     MARCH 31, 2002

                                                                          VALUE
                                                                          (000)
---------------------------------------------------------------------------------
            INVESTMENT COMPANIES -- 101.4%
            Investment in Nations Master Investment Trust,
              International Equity Master Portfolio*.................   $ 527,507
                                                                        ---------
            TOTAL INVESTMENTS.................................  101.4%    527,507
                                                                        ---------
            OTHER ASSETS AND LIABILITIES (NET)................   (1.4)%
            Receivable for Fund shares sold..........................   $   4,009
            Payable for Fund shares redeemed.........................     (10,736)
            Administration fee payable...............................         (75)
            Shareholder servicing and distribution fees payable......         (20)
            Accrued Trustees' fees and expenses......................        (106)
            Accrued expenses and other liabilities...................        (121)
                                                                        ---------
            TOTAL OTHER ASSETS AND LIABILITIES (NET).................      (7,049)
                                                                        ---------
            NET ASSETS........................................  100.0%  $ 520,458
                                                                        =========
            NET ASSETS CONSIST OF:
            Distributions in excess of net investment income.........   $    (335)
            Accumulated net realized loss on investments.............    (141,446)
            Net unrealized appreciation of investments...............      10,920
            Paid-in capital..........................................     651,319
                                                                        ---------
            NET ASSETS...............................................   $ 520,458
                                                                        =========
                                                                         VALUE
---------------------------------------------------------------------------------
            PRIMARY A SHARES:
            Net asset value, offering and redemption price per share
              ($474,738,054 / 45,240,615 shares outstanding).........      $10.49
                                                                           ------
                                                                           ------
            INVESTOR A SHARES:
            Net asset value and redemption price per share
              ($30,067,206 / 2,918,486 shares outstanding)...........      $10.30
                                                                           ------
                                                                           ------


            Maximum sales charge.....................................       5.75%

            Maximum offering price per share.........................      $10.93

            INVESTOR B SHARES:
            Net asset value and offering price per share&
              ($14,407,708 / 1,460,115 shares outstanding)...........       $9.87
                                                                            -----
                                                                            -----
            INVESTOR C SHARES:
            Net asset value and offering price per share&
              ($1,244,622 / 129,236 shares outstanding)..............       $9.63
                                                                            -----
                                                                            -----

---------------

 *The financial statements of the International Equity Master Portfolio, including its portfolio of investments, are included elsewhere within this report and should be read in conjunction with the International Equity Fund's financial statements.

 &The redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 36

NATIONS FUNDS

Nations Marsico International Opportunities Fund
  STATEMENT OF NET ASSETS                                     MARCH 31, 2002

                                                                         VALUE
 SHARES                                                                  (000)
-------------------------------------------------------------------------------
            COMMON STOCKS -- 93.5%
            AUSTRALIA -- 1.3%
  17,354    Publishing & Broadcasting Limited........................   $    92
                                                                        -------
            BERMUDA -- 1.9%
   4,986    Accenture Ltd.!!(a)......................................       133
                                                                        -------
            BRAZIL -- 0.9%
   3,028    Embraer Aircraft Corporation, ADR(a).....................        61
                                                                        -------
            CANADA -- 7.4%
   2,707    Canadian National Railway Company(a).....................       135
   5,322    Shaw Communications Inc..................................        95
  15,704    Westjet Airlines Ltd.....................................       293
                                                                        -------
                                                                            523
                                                                        -------
            CHINA -- 2.2%
   3,388    Aluminum Corporation of China Ltd., ADR!!................        75
   3,300    CNOOC Ltd., ADR..........................................        82
                                                                        -------
                                                                            157
                                                                        -------
            DENMARK -- 1.0%
   1,840    Novo Nordisk A/S, Class B................................        73
                                                                        -------
            FRANCE -- 4.9%
   8,174    JC Decaux SA!!...........................................        95
   5,620    Thomson Multimedia!!.....................................       175
     492    TotalFinaElf SA..........................................        76
                                                                        -------
                                                                            346
                                                                        -------
            GERMANY -- 9.8%
   6,026    AWD Holdings AG..........................................       152
   7,635    Bayerische Motoren Werke (BMW) AG!!......................       304
     300    DePfa Deutsche Pfandbriefbank AG.........................        22
   2,199    KarstadtQuelle AG........................................        72
   2,438    Schering AG..............................................       142
                                                                        -------
                                                                            692
                                                                        -------
            IRELAND -- 4.9%
   1,034    DePfa Bank plc...........................................        69
   9,088    Ryanair Holdings plc, ADR!!..............................       273
                                                                        -------
                                                                            342
                                                                        -------
            ITALY -- 4.1%
   8,770    Banca Popolare Di Verona Scrl............................       100
  63,750    IntesaBci SpA!!..........................................       192
                                                                        -------
                                                                            292
                                                                        -------
            JAPAN -- 11.4%
   4,514    CANON Inc., ADR..........................................       168
  53,000    Nissan Motor Company, Ltd................................       383
   2,600    Shin-Etsu Chemical Company, Ltd..........................       110
  41,000    The Seiyu, Ltd.!!........................................       144
                                                                        -------
                                                                            805
                                                                        -------
            MEXICO -- 4.9%
   2,600    Cemex SA de CV, ADR......................................        77
  35,600    Corporacion Geo S.A. de C.V., Series B!!.................        85
  55,932    Wal-Mart de Mexico SA de CV, Series V....................       183
                                                                        -------
                                                                            345
                                                                        -------

                                                                         VALUE
 SHARES                                                                  (000)
-------------------------------------------------------------------------------
            NETHERLANDS -- 9.1%
   3,034    ASM Lithography Holding NV!!.............................   $    76
   7,810    Elsevier NV..............................................       105
   4,885    Heineken Holding NV 'A'..................................       149
   4,222    Unilever NV..............................................       242
   2,163    VNU NV...................................................        69
                                                                        -------
                                                                            641
                                                                        -------
            PORTUGAL -- 1.0%
   9,182    Portugal Telecom, SGPS, SA (REGD)!!......................        68
                                                                        -------
            SOUTH KOREA -- 3.2%
   2,909    Kookmin Bank.............................................       122
     390    Samsung Electronics......................................       106
                                                                        -------
                                                                            228
                                                                        -------
            SPAIN -- 3.4%
  20,721    Corporacion Mapfre, Compania Internacional de Reaseguros,
              SA.....................................................       139
   5,189    INDITEX SA!!.............................................        98
                                                                        -------
                                                                            237
                                                                        -------
            SWITZERLAND -- 4.8%
   6,930    UBS AG!!.................................................       341
                                                                        -------
            UNITED KINGDOM -- 16.2%
  18,976    Arm Holdings plc!!.......................................        77
  14,342    Northern Rock plc........................................       143
  13,386    Royal Bank of Scotland plc@..............................       345
  17,576    Smiths Group plc.........................................       203
  76,164    Vodafone Group plc.......................................       141
  19,578    WPP Group plc............................................       223
                                                                        -------
                                                                          1,132
                                                                        -------
            UNITED STATES -- 1.1%
     696    L-3 Communications Holdings, Inc.!!......................        78
                                                                        -------
            TOTAL COMMON STOCKS
              (Cost: $5,552).........................................     6,586
                                                                        -------
            PREFERRED STOCKS -- 4.6%
              (Cost: $200)
            GERMANY -- 4.6%
     710    Porsche AG...............................................       323
                                                                        -------
PRINCIPAL
 AMOUNT
 (000)
---------
            U.S. GOVERNMENT AND AGENCY OBLIGATIONS -- 1.4%
              (Cost: $100)
 $   100    Federal Home Loan Bank
              1.740% 04/01/02........................................       100
                                                                        -------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Marsico International Opportunities Fund
  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2002

 SHARES                                                                 VALUE
 (000)                                                                  (000)
-------------------------------------------------------------------------------
            INVESTMENT COMPANIES -- 5.7%
              (Cost: $399)
     399    Nations Cash Reserves, Capital Class Shares#.............   $   399
                                                                        -------
            TOTAL INVESTMENTS
              (Cost $6,251*)..................................  105.2%    7,408
                                                                        -------
            OTHER ASSETS AND LIABILITIES (NET)................   (5.2)%
            Cash.....................................................   $     1
            Foreign currency (cost $48)..............................        48
            Receivable for investment securities sold................       112
            Receivable for Fund shares sold..........................         2
            Dividends receivable.....................................        17
            Collateral on securities loaned..........................      (347)
            Investment advisory fee payable..........................        (5)
            Administration fee payable...............................        (1)
            Shareholder servicing and distribution fees payable......        (3)
            Payable for investment securities purchased..............      (127)
            Accrued Trustees' fees and expenses......................       (23)
            Accrued expenses and other liabilities...................       (38)
                                                                        -------
            TOTAL OTHER ASSETS AND
              LIABILITIES (NET)......................................      (364)
                                                                        -------
            NET ASSETS........................................  100.0%  $ 7,044
                                                                        =======
            NET ASSETS CONSIST OF:
            Accumulated net realized loss on investments.............   $(2,703)
            Net unrealized appreciation of investments...............     1,158
            Paid-in capital..........................................     8,589
                                                                        -------
            NET ASSETS...............................................   $ 7,044
                                                                        =======


                                                                         VALUE
-------------------------------------------------------------------------------
            PRIMARY A SHARES:
            Net asset value, offering and redemption price per share
              ($2,699,535 / 322,904 shares outstanding)..............     $8.36
                                                                          -----
                                                                          -----
            INVESTOR A SHARES:
            Net asset value and redemption price per share
              ($1,525,621 / 183,268 shares outstanding)..............     $8.32
                                                                          -----
                                                                          -----


            Maximum sales charge.....................................     5.75%

            Maximum offering price per share.........................     $8.83

            INVESTOR B SHARES:
            Net asset value and offering price per share&
              ($1,950,613 / 237,306 shares outstanding)..............     $8.22
                                                                          -----
                                                                          -----
            INVESTOR C SHARES:
            Net asset value and offering price per share& ($868,706 /
              105,649 shares outstanding)............................     $8.22
                                                                          -----
                                                                          -----

---------------

 *Federal income tax information (see Note 8).

 @Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

 !!Non-income producing security.

 &The redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

 #Money market mutual fund registered under the Investment Company
  Act of 1940, as amended, and sub-advised by Banc of America Capital Management, LLC. A portion of this amount represents cash collateral received from securities lending activity (see Note 7). The portion that represents cash collateral is $347.

(a) All or a portion of security was on loan at March 31, 2002. The aggregate cost and market value of securities on loan at March 31, 2002 is $191 and $333, respectively.

ADR  --   American Depository Receipt

                       SEE NOTES TO FINANCIAL STATEMENTS.
 38

NATIONS FUNDS

Nations Marsico International Opportunities Fund
  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2002

At March 31, 2002, sector diversification was as follows:

                                                                 % OF NET            VALUE
SECTOR DIVERSIFICATION                                            ASSETS             (000)
-----------------------------------------------------------------------------------------------
Common stocks:
Automotive..................................................       14.4%        $         1,010
Commercial banking..........................................       12.8                     899
Airlines....................................................        8.0                     566
Publishing and advertising..................................        7.0                     492
Banking.....................................................        4.1                     292
Department and discount stores..............................        3.6                     255
Food products...............................................        3.4                     242
Telecommunications services.................................        3.0                     209
Conglomerates...............................................        2.9                     203
Broadcasting and cable......................................        2.7                     187
Semiconductors..............................................        2.6                     182
Media.......................................................        2.5                     175
Computers and office equipment..............................        2.4                     168
Integrated oil..............................................        2.2                     158
Finance -- miscellaneous....................................        2.2                     152
Commercial services.........................................        2.1                     149
Food and drug stores........................................        2.0                     144
Consumer credit and mortgages...............................        2.0                     143
Pharmaceuticals.............................................        2.0                     142
Other.......................................................       11.6                     818
                                                                  -----         ---------------
TOTAL COMMON STOCKS.........................................       93.5                   6,586
PREFERRED STOCKS............................................        4.6                     323
U.S. GOVERNMENT OBLIGATIONS.................................        1.4                     100
INVESTMENT COMPANIES........................................        5.7                     399
                                                                  -----         ---------------
TOTAL INVESTMENTS...........................................      105.2                   7,408
OTHER ASSETS AND LIABILITIES (NET)..........................       (5.2)                   (364)
                                                                  -----         ---------------
NET ASSETS..................................................      100.0%        $         7,044
                                                                  =====         ===============

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Emerging Markets Fund
  STATEMENT OF NET ASSETS                                     MARCH 31, 2002

                                                                           VALUE
  SHARES                                                                   (000)
----------------------------------------------------------------------------------
              COMMON STOCKS -- 93.9%
              BRAZIL -- 6.9%
      6,300   Brasil Telecom Participacoes SA, ADR(a)..................   $    251
     35,100   Companhia Paranaense de Energia-Copel, ADR(a)............        274
      9,300   Companhia Vale do Rio Doce, ADR..........................        246
     20,900   Gerdau SA, ADR(a)........................................        259
     39,200   Tele Centro Oeste Celular Participacoes SA, ADR(a).......        236
     13,200   Tele Norte Leste Participacoes SA, ADR(a)................        166
     15,700   Votorantim Celulose E Papel SA, ADR!!(a).................        294
                                                                          --------
                                                                             1,726
                                                                          --------
              CHINA -- 1.4%
    296,000   Nanjing Panda Electonics Company Ltd.,!!.................        118
  1,162,000   PetroChina Company Ltd. .................................        240
                                                                          --------
                                                                               358
                                                                          --------
              GREECE -- 0.4%
     13,000   STET Hellas Telecommunications SA, ADR!!.................         90
                                                                          --------
              HONG KONG -- 3.3%
     17,200   China Mobile (Hong Kong) Ltd., ADR!!.....................        266
    238,500   CNOOC Ltd. ..............................................        297
  1,014,000   Denway Investment........................................        267
                                                                          --------
                                                                               830
                                                                          --------
              HUNGARY -- 1.9%
      3,600   Gedeon Richter, GDR......................................        230
     33,600   Otp Bank Rt. ............................................        259
                                                                          --------
                                                                               489
                                                                          --------
              INDIA -- 6.1%
     44,200   ICICI Ltd., ADR..........................................        359
     17,800   Ranbaxy Laboratories Ltd.(a) ............................        365
     34,200   Reliance Industries Ltd., GDR............................        453
      9,600   Wipro Ltd.(a)............................................        357
                                                                          --------
                                                                             1,534
                                                                          --------
              ISRAEL -- 2.1%
     55,500   M-Systems Flash Disk Pioneers Ltd.(a)....................        517
                                                                          --------
              MALAYSIA -- 6.2%
    275,800   AMMB Holdings Berhad.....................................        388
    116,200   Commerce Asset-Holding Berhad............................        291
    205,000   Petronas Dagangan Berhad.................................        308
    174,400   Unisem (M) Berhad........................................        583
                                                                          --------
                                                                             1,570
                                                                          --------
              MEXICO -- 16.0%
    272,200   Alfa, SA.................................................        431
    158,300   Carso Global Telecom, ADR!!(a)...........................        791
     15,200   Consorcio ARA SA de CV, ADR!!@...........................        308
     41,100   Grupo Elektra SA de CV, GDR..............................        350
    169,000   Grupo Financiero Banorte SA de CV!!......................        401
     27,300   Grupo IMSA SA de CV, ADR.................................        362

                                                                           VALUE
  SHARES                                                                   (000)
----------------------------------------------------------------------------------
              MEXICO -- (CONTINUED)
    180,800   Grupo Mexico SA, Series B................................   $    290
     46,200   Grupo Modelo SA de CV 'C'................................        118
     48,200   TV Azteca SA de CV, ADR..................................        424
     15,900   Wal-Mart de Mexico SA de CV, ADR(a)......................        522
                                                                          --------
                                                                             3,997
                                                                          --------
              POLAND -- 0.9%
     24,200   Polski Koncern Naftowy Orlen SA, GDR.....................        221
                                                                          --------
              RUSSIA -- 6.4%
     50,500   AO Tatneft, ADR(a).......................................        708
     35,100   OAO Gazprom, ADR.........................................        499
     15,500   JSC MMC Norilsk Nickel, ADR!!(a).........................        339
      3,000   Wimm-Bill-Dann Foods ADR!!...............................         72
                                                                          --------
                                                                             1,618
                                                                          --------
              SOUTH AFRICA -- 6.7%
     32,600   Anglo American plc.......................................        540
    270,000   Aveng Ltd................................................        166
    193,600   FirstRand Ltd. ..........................................        113
     10,000   Impala Platinum Holdings Ltd.(a) ........................        531
     29,300   Investec Group Ltd. .....................................        335
                                                                          --------
                                                                             1,685
                                                                          --------
              SOUTH KOREA -- 17.3%
     43,600   Daewoo Shipbuilding & Marine Engineering Company,
                Ltd.!!.................................................        306
     12,600   Daishin Securities Company...............................        257
     29,100   Hyundai Motor Company Ltd., GDR!!(a).....................        453
     11,500   Pohang Iron & Steel Company Ltd., ADR(a).................        300
     34,900   Samsung Corporation......................................        330
      5,300   Samsung Electronics......................................      1,428
     31,300   Shinhan Financial Group Company, Ltd., GDS!!.............        817
     19,000   SK Telecom Company Ltd., ADR!!...........................        467
                                                                          --------
                                                                             4,358
                                                                          --------
              TAIWAN -- 12.1%
    122,850   Asustek Computer Inc., GDR...............................        553
     95,100   Compal Electronics Inc., GDR(a)..........................        637
    255,000   Fubon Financial Holding Company, Ltd.!!..................        251
     49,000   Hon Hai Precision Industry Company, Ltd. ................        228
    324,000   Pro Mos Technologies Inc.!!..............................        268
    244,500   Ritek Corporation........................................        275
     83,000   Sunplus Technology Company., Ltd. .......................        320
     23,972   Taiwan Semiconductor Manufacturing Company Ltd., ADR!!...        498
                                                                          --------
                                                                             3,030
                                                                          --------
              THAILAND -- 3.0%
  1,359,400   Siam Commercial Bank Public Company Ltd.!!(a)............        766
                                                                          --------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 40

NATIONS FUNDS

Nations Emerging Markets Fund
  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2002

                                                                           VALUE
  SHARES                                                                   (000)
----------------------------------------------------------------------------------
              TURKEY -- 3.2%
145,600,000   Turkiye Garanti Bankasi AS!!.............................   $    299
171,000,000   Yapi ve Kredi Bankasi AS!!...............................        505
                                                                          --------
                                                                               804
                                                                          --------
              TOTAL COMMON STOCKS
                (Cost: $20,680)........................................     23,593
                                                                          --------
              PREFERRED STOCKS -- 8.4%
              BRAZIL -- 4.8%
  1,440,300   Ambev Cia De Bebid.......................................        281
 71,274,710   Banco Bradesco SA........................................        435
     20,450   Petroleo Brasileiro SA - Petrobras.......................        507
                                                                          --------
                                                                             1,223
                                                                          --------
              SOUTH KOREA -- 3.6%
     46,000   LG Electronics Inc.(b)...................................        894
                                                                          --------
              TOTAL PREFERRED STOCKS
                (Cost: $1,438).........................................      2,117
                                                                          --------
              WARRANTS -- 0.1%
              BRAZIL -- 0.1%
     59,969   Ambev Cia De Bebid
                Expire 4/30/03.........................................         17
      4,990   Cie Cervejaria Brahma
                Expire 4/30/03.........................................          1
                                                                          --------
              TOTAL WARRANTS
                (Cost: $3).............................................         18
                                                                          --------

  SHARES                                                                   VALUE
   (000)                                                                   (000)
----------------------------------------------------------------------------------
              INVESTMENT COMPANIES -- 26.5%
                (Cost: $6,663)
      6,663   Nations Cash Reserves, Capital Class Shares#.............   $  6,663
                                                                          --------
              TOTAL INVESTMENTS
                (Cost $28,784*).................................  128.9%    32,391
                                                                          --------
              OTHER ASSETS AND LIABILITIES (NET)................  (28.9)%
              Receivable for investment securities sold................   $    499
              Receivable for Fund shares sold..........................        227
              Dividends receivable.....................................        114
              Interest receivable......................................          4
              Collateral on securities loaned..........................     (6,663)
              Payable for Fund shares redeemed.........................         (2)
              Investment advisory fee payable..........................        (22)
              Administration fee payable...............................         (5)
              Shareholder servicing and distribution fees payable......         (2)
              Due to custodian.........................................     (1,295)
              Payable for investment securities purchased..............        (17)
              Accrued Trustees' fees and expenses......................        (41)
              Accrued expenses and other liabilities...................        (66)
                                                                          --------
              TOTAL OTHER ASSETS AND LIABILITIES (NET).................     (7,269)
                                                                          --------
              NET ASSETS........................................  100.0%  $ 25,122
                                                                          ========
              NET ASSETS CONSIST OF:
              Undistributed net investment income......................   $     13
              Accumulated net realized loss on investments.............    (27,297)
              Net unrealized appreciation of investments...............      3,607
              Paid-in capital..........................................     48,799
                                                                          --------
              NET ASSETS...............................................   $ 25,122
                                                                          ========

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Emerging Markets Fund
  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2002

                                                                           VALUE
----------------------------------------------------------------------------------
              PRIMARY A SHARES:
              Net asset value, offering and redemption price per share
                ($19,639,947 / 1,871,753 shares outstanding)...........     $10.49
                                                                            ------
                                                                            ------
              INVESTOR A SHARES:
              Net asset value and redemption price per share
                ($3,354,098 / 323,298 shares outstanding)..............     $10.37
                                                                            ------
                                                                            ------


              Maximum sales charge.....................................     5.75%

              Maximum offering price per share.........................     $11.00



              INVESTOR B SHARES:
              Net asset value and offering price per share&
                ($1,960,704 / 195,380 shares outstanding)..............     $10.04
                                                                            ------
                                                                            ------
              INVESTOR C SHARES:
              Net asset value and offering price per share&
                ($167,112 / 16,675 shares outstanding).................     $10.02
                                                                            ------
                                                                            ------

---------------

 *Federal income tax information (see Note 8).

 @Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

!!Non-income producing security.

 &The redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

 #Money market mutual fund registered under the Investment Company
  Act of 1940, as amended, and sub-advised by Banc of America Capital Management, LLC. A portion of this amount represents cash collateral received from securities lending activity (see Note 7). The portion that represents cash collateral is $6,663.

(a) All or a portion of security was on loan at March 31, 2002. The aggregate cost and market value of securities on loan at March 31, 2002 is $5,055 and $6,223, respectively.

(b) Fair valued security.

ADR  --   American Depository Receipt
GDR  --   Global Depository Receipt
GDS  --   Global Depository Shares

                       SEE NOTES TO FINANCIAL STATEMENTS.
 42

NATIONS FUNDS

Nations Emerging Markets Fund
  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2002

At March 31, 2002, sector diversification was as follows:

                                                                 % OF NET            VALUE
SECTOR DIVERSIFICATION                                            ASSETS             (000)
-----------------------------------------------------------------------------------------------
Common stocks:
Commercial banking..........................................       16.4%        $         4,161
Diversified electronics.....................................       13.0                   3,267
Semiconductors..............................................       11.1                   2,777
Telecommunications services.................................        9.0                   2,267
Metals and mining...........................................        8.9                   2,246
Diversified manufacturing...................................        5.0                   1,246
Exploration and production..................................        4.0                   1,005
Department and discount stores..............................        3.5                     872
Oil refining and marketing..................................        3.1                     769
Automotive..................................................        2.9                     720
Finance -- Miscellaneous....................................        2.5                     616
Pharmaceuticals.............................................        2.4                     595
Integrated oil..............................................        2.0                     507
Natural gas distribution....................................        2.0                     499
Broadcasting and cable......................................        1.7                     424
Beverages...................................................        1.6                     399
Software....................................................        1.4                     357
Investment services.........................................        1.3                     335
Conglomerates...............................................        1.3                     330
Other.......................................................        0.8                     201
                                                                  -----         ---------------
TOTAL COMMON STOCKS.........................................       93.9                  23,593
PREFERRED STOCKS............................................        8.4                   2,117
WARRANTS....................................................        0.1                      18
INVESTMENT COMPANIES........................................       26.5                   6,663
                                                                  -----         ---------------
TOTAL INVESTMENTS...........................................      128.9                  32,391
OTHER ASSETS AND LIABILITIES (NET)..........................      (28.9)                 (7,269)
                                                                  -----         ---------------
NET ASSETS..................................................      100.0%        $        25,122
                                                                  =====         ===============

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

  STATEMENTS OF OPERATIONS

For the year ended March 31, 2002

                                               GLOBAL        INTERNATIONAL     INTERNATIONAL     INTERNATIONAL        EMERGING
                                              VALUE(a)           VALUE             EQUITY        OPPORTUNITIES        MARKETS
                                           --------------------------------------------------------------------------------------
(IN THOUSANDS)
INVESTMENT INCOME:
Dividends (Net of foreign withholding
  taxes of $29, $0, $0, $12 and $72,
  respectively)........................    $          710    $           --    $           --    $           74    $          633
Dividend income from affiliated
  funds................................                80                --                --                 2                17
Interest...............................                 1                --                --                25                15
Securities lending.....................                 8                --                --                 2                62
Allocated from portfolio:
Dividends (Net of foreign withholding
  taxes of $0, $6,292, $1,824, $0 and
  $0, respectively)+...................                --            51,413            11,244                --                --
Dividend income from affiliated
  funds+...............................                --             2,878               611                --                --
Interest+..............................                --                --               122                --                --
Securities lending+....................                --             3,076               537                --                --
Expenses (Net of reimbursement of $0,
  $776, $0, $0 and $0,
  respectively)+.......................                --           (20,891)           (5,686)               --                --
                                           --------------    --------------    --------------    --------------    --------------
    Total investment income............               799            36,476             6,828               103               727
                                           --------------    --------------    --------------    --------------    --------------
EXPENSES:
Investment advisory fee................               345                --                --                57               309
Administration fee.....................                84             3,828             1,037                16                68
Transfer agent fees....................                27             1,184               183                 7                 9
Custodian fees.........................                28                --                --                41                34
Legal and audit fees...................                61                98                78                64                66
Registration and filing fees...........                17               370                35                35                41
Trustees' fees and expenses............                18                29                29                28                29
Interest expense.......................                --                --                --                --*               14
Printing expense.......................                42               392                69                35                54
Other..................................                 2                63                41                --                21
                                           --------------    --------------    --------------    --------------    --------------
    Subtotal...........................               624             5,964             1,472               283               645
Shareholder servicing and distribution
  fees:
  Investor A Shares....................                21             1,287                89                 5                10
  Investor B Shares....................                53               945               171                20                17
  Investor C Shares....................               105               866                11                 9                 1
                                           --------------    --------------    --------------    --------------    --------------
    Total expenses.....................               803             9,062             1,743               317               673
Fees waived by investment advisor
  and/or administrator.................               (86)               --                --              (183)              (72)
Fees reduced by credits allowed by the
  custodian............................                (2)               --                --                --*               --
                                           --------------    --------------    --------------    --------------    --------------
    Net expenses.......................               715             9,062             1,743               134               601
                                           --------------    --------------    --------------    --------------    --------------
NET INVESTMENT INCOME/(LOSS)...........                84            27,414             5,085               (31)              126
                                           --------------    --------------    --------------    --------------    --------------
NET REALIZED AND UNREALIZED GAIN/(LOSS)
  ON INVESTMENTS:
Net realized gain/(loss) from:
  Security transactions................             1,186                --                --              (926)           (8,010)
  Security transactions allocated from
    Portfolio+.........................                --            70,829          (100,529)               --                --
  Foreign currencies and net other
    assets.............................               (34)               --                --               (30)              (64)
  Foreign currencies and net other
    assets allocated from Portfolio+...                --            (1,029)             (891)               --                --
                                           --------------    --------------    --------------    --------------    --------------
Net realized gain/(loss) on
  investments..........................             1,152            69,800          (101,420)             (956)           (8,074)
                                           --------------    --------------    --------------    --------------    --------------
Change in unrealized
  appreciation/(depreciation) of:
  Securities...........................             3,397                --                --             1,134            12,422
  Securities allocated from
    Portfolio+.........................                --           (64,827)           70,073                --                --
  Foreign currencies and net other
    assets.............................                 1                --                --                 8                 4
                                           --------------    --------------    --------------    --------------    --------------
Net change in unrealized appreciation/
  (depreciation) of investments........             3,398           (64,827)           70,073             1,142            12,426
                                           --------------    --------------    --------------    --------------    --------------
Net realized and unrealized gain/(loss)
  on investments.......................             4,550             4,973           (31,347)              186             4,352
                                           --------------    --------------    --------------    --------------    --------------
NET INCREASE/(DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS............    $        4,634    $       32,387    $      (26,262)   $          155    $        4,478
                                           ==============    ==============    ==============    ==============    ==============

---------------

 * Amount represents less than $500.

 + Allocated from International Value Master Portfolio and International Equity
   Master Portfolio, respectively.

(a)Global Value commenced operations on April 16, 2001.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 44

                     [This page intentionally left blank.]

NATIONS FUNDS
  STATEMENTS OF CHANGES IN NET ASSETS

                                                                 GLOBAL VALUE            INTERNATIONAL VALUE
                                                                --------------     --------------------------------
                                                                 PERIOD ENDED        YEAR ENDED        YEAR ENDED
                                                                  3/31/02(a)          3/31/02           3/31/01
                                                                ---------------------------------------------------
(IN THOUSANDS)
Net investment income/(loss)................................    $           84     $       27,414    $       22,150
Net realized gain/(loss) on investments.....................             1,152                 --                --
Net realized gain/(loss) on investments allocated from
  Portfolio+................................................                --             69,800            33,992
Net change in unrealized appreciation/(depreciation) of
  investments...............................................             3,398                 --                --
Net change in unrealized appreciation/(depreciation) of
  investments allocated from Portfolio+.....................                --            (64,827)         (103,599)
                                                                --------------     --------------    --------------
Net increase/(decrease) in net assets resulting from
  operations................................................             4,634             32,387           (47,457)
Distributions to shareholders from net investment income:
  Primary A Shares..........................................               (16)           (21,300)           (9,924)
  Primary B Shares..........................................                --                 --                --
  Investor A Shares.........................................                (5)            (6,264)           (2,896)
  Investor B Shares.........................................                --               (582)             (484)
  Investor C Shares.........................................                --               (627)             (167)
Distributions to shareholders from net realized gain on
  investments:
  Primary A Shares..........................................               (29)           (34,084)          (47,333)
  Primary B Shares..........................................                --                 --                --
  Investor A Shares.........................................               (15)           (11,408)          (15,320)
  Investor B Shares.........................................               (11)            (2,115)           (3,941)
  Investor C Shares.........................................               (20)            (1,962)           (1,209)
Net increase/(decrease) in net assets from Fund share
  transactions..............................................           113,597          1,523,469           923,753
                                                                --------------     --------------    --------------
Net increase/(decrease) in net assets.......................           118,135          1,477,514           795,022
NET ASSETS:
Beginning of period.........................................                --          1,646,984           851,962
                                                                --------------     --------------    --------------
End of period...............................................    $      118,135     $    3,124,498    $    1,646,984
                                                                ==============     ==============    ==============
Undistributed net investment income/(loss)/(distributions in
  excess of net investment income) at end of period.........    $           30     $        6,317    $        8,633
                                                                ==============     ==============    ==============

---------------

 * Amount represents less than $500.

 + Allocated from International Value Master Portfolio and International Equity
   Master Portfolio, respectively.

(a)Global Value commenced operations on April 16, 2001.

(b)International Opportunities commenced operations on August 1, 2000.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 46

NATIONS FUNDS

         INTERNATIONAL EQUITY           INTERNATIONAL OPPORTUNITIES            EMERGING MARKETS
    -------------------------------   -------------------------------   -------------------------------
      YEAR ENDED       YEAR ENDED       YEAR ENDED      PERIOD ENDED      YEAR ENDED       YEAR ENDED
       3/31/02          3/31/01          3/31/02         3/31/01(B)        3/31/02          3/31/01
-------------------------------------------------------------------------------------------------------

    $        5,085   $        8,048   $          (31)  $          (18)  $          126   $         (242)
                --               --             (956)          (1,768)          (8,074)          (1,627)
          (101,420)         (29,984)              --               --               --               --
                --               --            1,142               16           12,426          (26,159)
            70,073         (259,030)              --               --               --               --
    --------------   --------------   --------------   --------------   --------------   --------------
           (26,262)        (280,966)             155           (1,770)           4,478          (28,028)
               (90)          (6,672)              --               --               --              (97)
                --               --               --               --               --               --
                --             (230)              --               --               --               (7)
                --             (137)              --               --               --               --
                --               (4)              --               --               --               --
                --          (61,780)              --               --               --               --
                --               --*              --               --               --               --
                --           (2,143)              --               --               --               --
                --           (2,308)              --               --               --               --
                --              (78)              --               --               --               --
          (246,445)         204,671             (390)           9,049          (19,876)           5,743
    --------------   --------------   --------------   --------------   --------------   --------------
          (272,797)        (149,647)            (235)           7,279          (15,398)         (22,389)
           793,255          942,902            7,279               --           40,520           62,909
    --------------   --------------   --------------   --------------   --------------   --------------
    $      520,458   $      793,255   $        7,044   $        7,279   $       25,122   $       40,520
    ==============   ==============   ==============   ==============   ==============   ==============
    $         (335)  $      (10,231)  $           --   $           --   $           13   $          (49)
    ==============   ==============   ==============   ==============   ==============   ==============

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

  SCHEDULES OF CAPITAL STOCK ACTIVITY

                                                                 GLOBAL VALUE
                                                                 PERIOD ENDED
                                                                MARCH 31, 2002
                                                              ------------------
                                                              SHARES    DOLLARS
                                                              ------------------
(IN THOUSANDS)
PRIMARY A SHARES:+
  Sold......................................................   5,368    $ 53,858
  Issued as reinvestment of dividends.......................      --*          3
  Redeemed..................................................    (676)     (6,872)
                                                              ------    --------
  Net increase/(decrease)...................................   4,692    $ 46,989
                                                              ======    ========
INVESTOR A SHARES:+
  Sold......................................................   2,660    $ 27,008
  Issued as reinvestment of dividends.......................       1          10
  Redeemed..................................................    (161)     (1,628)
                                                              ------    --------
  Net increase/(decrease)...................................   2,500    $ 25,390
                                                              ======    ========
INVESTOR B SHARES:+
  Sold......................................................   1,175    $ 11,824
  Issued as reinvestment of dividends.......................       1           6
  Redeemed..................................................     (41)       (416)
                                                              ------    --------
  Net increase/(decrease)...................................   1,135    $ 11,414
                                                              ======    ========
INVESTOR C SHARES:+
  Sold......................................................   3,061    $ 30,685
  Issued as reinvestment of dividends.......................       1          14
  Redeemed..................................................     (91)       (895)
                                                              ------    --------
  Net increase/(decrease)...................................   2,971    $ 29,804
                                                              ======    ========
  Total net increase/(decrease).............................  11,298    $113,597
                                                              ======    ========

---------------

+ Global Value Primary A, Investor A, Investor B and Investor C Shares commenced operations on April 16, 2001.

 *Amount represents less than 500 shares and/or $500, as applicable.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 48

NATIONS FUNDS

                                                                            INTERNATIONAL VALUE
                                                                   YEAR ENDED                 YEAR ENDED
                                                                 MARCH 31, 2002             MARCH 31, 2001
                                                              ---------------------      ---------------------
                                                              SHARES      DOLLARS        SHARES      DOLLARS
                                                              ------------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................   87,370    $1,445,271       46,622    $  863,368
  Issued as reinvestment of dividends.......................    1,351        21,389        1,731        30,888
  Redeemed..................................................  (32,433)     (529,939)     (13,064)     (241,191)
                                                              -------    ----------      -------    ----------
  Net increase/(decrease)...................................   56,288    $  936,721       35,289    $  653,065
                                                              =======    ==========      =======    ==========
INVESTOR A SHARES:
  Sold......................................................   76,262    $1,245,590       56,747    $1,051,494
  Issued as reinvestment of dividends.......................      797        12,548          763        13,561
  Redeemed..................................................  (49,471)     (810,553)     (46,965)     (869,653)
                                                              -------    ----------      -------    ----------
  Net increase/(decrease)...................................   27,588    $  447,585       10,545    $  195,402
                                                              =======    ==========      =======    ==========
INVESTOR B SHARES:
  Sold......................................................    3,224    $   52,386        2,235    $   41,136
  Issued as reinvestment of dividends.......................      141         2,201          227         3,980
  Redeemed..................................................     (988)      (15,784)        (473)       (8,581)
                                                              -------    ----------      -------    ----------
  Net increase/(decrease)...................................    2,377    $   38,803        1,989    $   36,535
                                                              =======    ==========      =======    ==========
INVESTOR C SHARES:
  Sold......................................................    7,184    $  114,565        2,267    $   41,438
  Issued as reinvestment of dividends.......................      114         1,772           62         1,094
  Redeemed..................................................   (1,004)      (15,977)        (208)       (3,781)
                                                              -------    ----------      -------    ----------
  Net increase/(decrease)...................................    6,294    $  100,360        2,121    $   38,751
                                                              =======    ==========      =======    ==========
  Total net increase/(decrease).............................   92,547    $1,523,469       49,944    $  923,753
                                                              =======    ==========      =======    ==========

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                                              INTERNATIONAL EQUITY
                                                                    YEAR ENDED                   YEAR ENDED
                                                                  MARCH 31, 2002               MARCH 31, 2001
                                                              -----------------------      -----------------------
                                                               SHARES       DOLLARS         SHARES       DOLLARS
                                                              ----------------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................    81,708    $   850,492       119,548    $ 1,587,180
  Issued in exchange for:
    Assets of Boatmen's Trust Company International Equity
      Fund (Master Trust Note 6)............................        --             --         2,048         29,129
    Primary A Shares of Nations International Growth Fund
      (Note 9)..............................................        --             --         1,260         17,669
  Issued as reinvestment of dividends.......................         7             66         2,495         34,578
  Redeemed..................................................  (101,628)    (1,072,907)     (111,981)    (1,479,456)
                                                              --------    -----------      --------    -----------
  Net increase/(decrease)...................................   (19,913)   $  (222,349)       13,370    $   189,100
                                                              ========    ===========      ========    ===========
INVESTOR A SHARES:
  Sold......................................................    58,348    $   610,249       106,860    $ 1,413,885
  Issued in exchange for Investor A Shares of Nations
    International Growth Fund (Note 9)......................        --             --         1,309         18,066
  Issued as reinvestment of dividends.......................        --             --           117          1,593
  Redeemed..................................................   (59,702)      (629,457)     (106,625)    (1,419,696)
                                                              --------    -----------      --------    -----------
  Net increase/(decrease)...................................    (1,354)   $   (19,208)        1,661    $    13,848
                                                              ========    ===========      ========    ===========
INVESTOR B SHARES:
  Sold......................................................       369    $     3,997           854    $    11,428
  Issued in exchange for Investor B Shares of Nations
    International Growth Fund (Note 9)......................        --             --           144          1,921
  Issued as reinvestment of dividends.......................        --             --           172          2,294
  Redeemed..................................................      (874)        (9,026)       (1,202)       (14,802)
                                                              --------    -----------      --------    -----------
  Net increase/(decrease)...................................      (505)   $    (5,029)          (32)   $       841
                                                              ========    ===========      ========    ===========
INVESTOR C SHARES:
  Sold......................................................       322    $     3,070           506    $     6,177
  Issued in exchange for Investor C Shares of Nations
    International Growth Fund (Note 9)......................        --             --            30            392
  Issued as reinvestment of dividends.......................        --             --             6             81
  Redeemed..................................................      (306)        (2,929)         (492)        (5,768)
                                                              --------    -----------      --------    -----------
  Net increase/(decrease)...................................        16    $       141            50    $       882
                                                              ========    ===========      ========    ===========
  Total net increase/(decrease).............................   (21,756)   $  (246,445)       15,049    $   204,671
                                                              ========    ===========      ========    ===========

                       SEE NOTES TO FINANCIAL STATEMENTS.
 50

NATIONS FUNDS

                                                                    INTERNATIONAL OPPORTUNITIES
                                                                 YEAR ENDED            PERIOD ENDED
                                                               MARCH 31, 2002         MARCH 31, 2001
                                                              -----------------      -----------------
                                                              SHARES    DOLLARS      SHARES    DOLLARS
                                                              ----------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:+
  Sold......................................................    276     $ 2,233        189     $ 1,855
  Issued as reinvestment of dividends.......................     --          --         --          --
  Redeemed..................................................   (137)     (1,096)        (5)        (43)
                                                               ----     -------       ----     -------
  Net increase/(decrease)...................................    139     $ 1,137        184     $ 1,812
                                                               ====     =======       ====     =======
INVESTOR A SHARES:+
  Sold......................................................    116     $   903        524     $ 5,045
  Issued as reinvestment of dividends.......................     --          --         --          --
  Redeemed..................................................   (282)     (2,187)      (175)     (1,586)
                                                               ----     -------       ----     -------
  Net increase/(decrease)...................................   (166)    $(1,284)       349     $ 3,459
                                                               ====     =======       ====     =======
INVESTOR B SHARES:+
  Sold......................................................     23     $   189        272     $ 2,713
  Issued as reinvestment of dividends.......................     --          --         --          --
  Redeemed..................................................    (41)       (309)       (18)       (153)
                                                               ----     -------       ----     -------
  Net increase/(decrease)...................................    (18)    $  (120)       254     $ 2,560
                                                               ====     =======       ====     =======
INVESTOR C SHARES:+
  Sold......................................................      8     $    64        139     $ 1,376
  Issued as reinvestment of dividends.......................     --          --         --          --
  Redeemed..................................................    (24)       (187)       (17)       (158)
                                                               ----     -------       ----     -------
  Net increase/(decrease)...................................    (16)    $  (123)       122     $ 1,218
                                                               ====     =======       ====     =======
  Total net increase/(decrease).............................    (61)    $  (390)       909     $ 9,049
                                                               ====     =======       ====     =======

---------------

+ International Opportunities Primary A, Investor A, Investor B and Investor C
  Shares commenced operations on August 1, 2000.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                                           EMERGING MARKETS
                                                                  YEAR ENDED              YEAR ENDED
                                                                MARCH 31, 2002          MARCH 31, 2001
                                                              ------------------      ------------------
                                                              SHARES    DOLLARS       SHARES    DOLLARS
                                                              ------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................   4,897    $ 44,247       4,079    $ 44,819
  Issued as reinvestment of dividends.......................      --          --           1           6
  Redeemed..................................................  (6,934)    (63,313)     (3,739)    (40,979)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................  (2,037)   $(19,066)        341    $  3,846
                                                              ======    ========      ======    ========
INVESTOR A SHARES:
  Sold......................................................   1,373    $ 11,971       1,719    $ 19,992
  Issued as reinvestment of dividends.......................      --          --           1           7
  Redeemed..................................................  (1,485)    (12,833)     (1,482)    (17,808)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................    (112)   $   (862)        238    $  2,191
                                                              ======    ========      ======    ========
INVESTOR B SHARES:
  Sold......................................................      36    $    320          27    $    304
  Issued as reinvestment of dividends.......................      --          --          --          --
  Redeemed..................................................     (41)       (347)        (53)       (594)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................      (5)   $    (27)        (26)   $   (290)
                                                              ======    ========      ======    ========
INVESTOR C SHARES:
  Sold......................................................      14    $    116           5    $     46
  Issued as reinvestment of dividends.......................      --          --          --          --
  Redeemed..................................................      (5)        (37)         (5)        (50)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................       9    $     79          --*   $     (4)
                                                              ======    ========      ======    ========
  Total net increase/(decrease).............................  (2,145)   $(19,876)        553    $  5,743
                                                              ======    ========      ======    ========

---------------

 *Amount represents less than 500 shares and/or $500, as applicable.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 52

                      [This page intentionally left blank]

NATIONS FUNDS

  FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period.

                                            NET ASSET                    NET REALIZED     NET INCREASE/    DIVIDENDS
                                              VALUE          NET        AND UNREALIZED    (DECREASE) IN     FROM NET
                                            BEGINNING    INVESTMENT     GAIN/(LOSS) ON   NET ASSET VALUE   INVESTMENT
                                            OF PERIOD   INCOME/(LOSS)    INVESTMENTS     FROM OPERATIONS     INCOME
                                            -------------------------------------------------------------------------
GLOBAL VALUE:
PRIMARY A SHARES
Period ended 3/31/2002*#..................   $10.00        $ 0.06           $0.47             $0.53          $(0.01)
INVESTOR A SHARES
Period ended 3/31/2002*#..................   $10.00        $ 0.04           $0.45             $0.49          $   --##
INVESTOR B SHARES
Period ended 3/31/2002*#..................   $10.00        $(0.03)          $0.45             $0.42          $   --
INVESTOR C SHARES
Period ended 3/31/2002*#..................   $10.00        $(0.03)          $0.45             $0.42          $   --


                                            DISTRIBUTIONS
                                              FROM NET
                                              REALIZED
                                                GAINS
                                            -------------
GLOBAL VALUE:
PRIMARY A SHARES
Period ended 3/31/2002*#..................     $(0.02)
INVESTOR A SHARES
Period ended 3/31/2002*#..................     $(0.02)
INVESTOR B SHARES
Period ended 3/31/2002*#..................     $(0.02)
INVESTOR C SHARES
Period ended 3/31/2002*#..................     $(0.02)

---------------

 * Global Value Primary A, Investor A, Investor B and Investor C Shares commenced operation on April 16, 2001.

 + Annualized.

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

 # Per share net investment income has been calculated using the monthly average shares method.

## Amount represents less than $(0.01) per share.

(a)The effect of the custodial expense offset (Note 2) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 54

NATIONS FUNDS

                                                                                                            WITHOUT WAIVERS
                                                                                                            AND/OR EXPENSE
                                                                                                            REIMBURSEMENTS
                                                                                                            ---------------
                                                                  RATIO OF        RATIO OF                     RATIO OF
                                                  NET ASSETS      OPERATING    NET INVESTMENT                  OPERATING
    TOTAL         NET ASSET                         END OF       EXPENSES TO     INCOME TO      PORTFOLIO     EXPENSES TO
DIVIDENDS AND       VALUE           TOTAL           PERIOD       AVERAGE NET    AVERAGE NET     TURNOVER        AVERAGE
DISTRIBUTIONS   END OF PERIOD      RETURN++          (000)         ASSETS+        ASSETS+         RATE        NET ASSETS+
---------------------------------------------------------------------------------------------------------------------------

   $(0.03)         $10.50            5.24%          $49,246         1.40%(a)        0.66%           19%          1.63%(a)

   $(0.02)         $10.47            4.92%          $26,172         1.65%(a)        0.41%           19%          1.88%(a)

   $(0.02)         $10.40            4.18%          $11,804         2.40%(a)       (0.34)%          19%          2.63%(a)

   $(0.02)         $10.40            4.18%          $30,914         2.40%(a)       (0.34)%          19%          2.63%(a)

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

For a share outstanding throughout each period.

                                            NET ASSET                    NET REALIZED     NET INCREASE/    DIVIDENDS
                                              VALUE          NET        AND UNREALIZED    (DECREASE) IN     FROM NET
                                            BEGINNING    INVESTMENT     GAIN/(LOSS) ON   NET ASSET VALUE   INVESTMENT
                                            OF PERIOD   INCOME/(LOSS)    INVESTMENTS     FROM OPERATIONS     INCOME
                                            -------------------------------------------------------------------------
INTERNATIONAL VALUE:
PRIMARY A SHARES*
Year ended 3/31/2002#.....................   $17.30         $0.22           $(0.29)          $(0.07)         $(0.20)
Year ended 3/31/2001......................    18.78          0.32            (0.39)           (0.07)          (0.21)
Year ended 3/31/2000#.....................    14.45          0.37             4.73             5.10           (0.28)
Period ended 3/31/1999#...................    15.53          0.16             0.28             0.44           (0.18)
Period ended 5/15/1998....................    13.17          0.09             2.56             2.65              --
Year ended 11/30/1997.....................    11.29          0.09             1.91             2.00           (0.10)
INVESTOR A SHARES*
Year ended 3/31/2002#.....................   $17.26         $0.18           $(0.29)          $(0.11)         $(0.18)
Year ended 3/31/2001......................    18.77          0.27            (0.39)           (0.12)          (0.19)
Year ended 3/31/2000#.....................    14.43          0.36             4.72             5.08           (0.25)
Period ended 3/31/1999#...................    15.44          0.14             0.36             0.50           (0.17)
Period ended 5/15/1998....................    13.13          0.08             2.52             2.60              --
Year ended 11/30/1997.....................    11.29          0.01             1.91             1.92           (0.06)
INVESTOR B SHARES
Year ended 3/31/2002#.....................   $17.07         $0.07           $(0.30)          $(0.23)         $(0.09)
Year ended 3/31/2001......................    18.64          0.16            (0.40)           (0.24)          (0.13)
Year ended 3/31/2000#.....................    14.40          0.22             4.66             4.88           (0.15)
Period ended 3/31/1999**#.................    14.33          0.06             0.76             0.82           (0.13)
INVESTOR C SHARES
Year ended 3/31/2002#.....................   $17.07         $0.04           $(0.27)          $(0.23)         $(0.09)
Year ended 3/31/2001......................    18.65          0.16            (0.41)           (0.25)          (0.13)
Year ended 3/31/2000#.....................    14.41          0.21             4.69             4.90           (0.17)
Period ended 3/31/1999**#.................    13.33          0.06             1.77             1.83           (0.13)


                                            DISTRIBUTIONS
                                              FROM NET
                                              REALIZED
                                                GAINS
                                            -------------
INTERNATIONAL VALUE:
PRIMARY A SHARES*
Year ended 3/31/2002#.....................     $(0.36)
Year ended 3/31/2001......................      (1.20)
Year ended 3/31/2000#.....................      (0.49)
Period ended 3/31/1999#...................      (1.34)
Period ended 5/15/1998....................      (0.29)
Year ended 11/30/1997.....................      (0.02)
INVESTOR A SHARES*
Year ended 3/31/2002#.....................     $(0.36)
Year ended 3/31/2001......................      (1.20)
Year ended 3/31/2000#.....................      (0.49)
Period ended 3/31/1999#...................      (1.34)
Period ended 5/15/1998....................      (0.29)
Year ended 11/30/1997.....................      (0.02)
INVESTOR B SHARES
Year ended 3/31/2002#.....................     $(0.36)
Year ended 3/31/2001......................      (1.20)
Year ended 3/31/2000#.....................      (0.49)
Period ended 3/31/1999**#.................      (0.62)
INVESTOR C SHARES
Year ended 3/31/2002#.....................     $(0.36)
Year ended 3/31/2001......................      (1.20)
Year ended 3/31/2000#.....................      (0.49)
Period ended 3/31/1999**#.................      (0.62)

---------------

 +  Annualized

 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

  * The financial information for the fiscal periods through May 22, 1998 reflect the financial information for the Emerald International Equity Fund Institutional and Retail Shares, which were reorganized into the International Value Primary A and Investor A Shares, respectively, as of May 22, 1998.

 ** International Value Investor B and Investor C Shares commenced operations on
    May 22, 1998 and June 15, 1998, respectively.

 # Per share net investment income has been calculated using the monthly average shares method.

### Amount represents results prior to conversion to a master-feeder structure.

 (a)The effect of the custodial expense offset (Note 2) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 56

NATIONS FUNDS

                                                                                                  WITHOUT WAIVERS
                                                                                                  AND/OR EXPENSE
                                                                                                  REIMBURSEMENTS
                                                                                                  ---------------
                                                         RATIO OF     RATIO OF NET                   RATIO OF
                                           NET ASSETS    OPERATING     INVESTMENT                    OPERATING
    TOTAL         NET ASSET                  END OF     EXPENSES TO   INCOME/(LOSS)   PORTFOLIO     EXPENSES TO
DIVIDENDS AND       VALUE        TOTAL       PERIOD     AVERAGE NET    TO AVERAGE     TURNOVER        AVERAGE
DISTRIBUTIONS   END OF PERIOD   RETURN++     (000)        ASSETS       NET ASSETS       RATE        NET ASSETS
-----------------------------------------------------------------------------------------------------------------

   $(0.56)         $16.67        (0.18)%   $2,059,558      1.19%          1.36%          --             1.23%
    (1.41)          17.30        (0.50)     1,163,899      1.13           1.89           --             1.23
    (0.77)          18.78        36.03        600,589      1.24(a)        2.11           12%###         1.34(a)
    (1.52)          14.45         1.48        142,546      1.30+          1.36+          44             1.39+
    (0.29)          15.53        20.54        119,412      1.25+          2.06+          88             1.26+
    (0.12)          13.17        17.75         54,277      1.21           0.89           29             1.21

   $(0.54)         $16.61        (0.46)%   $  798,587      1.44%          1.11%          --             1.48%
    (1.39)          17.26        (0.72)       353,646      1.38           1.64           --             1.48
    (0.74)          18.77        35.86        186,649      1.49(a)        1.86           12%###         1.59(a)
    (1.51)          14.43         1.75          5,960      1.55+          1.11+          44             1.64+
    (0.29)          15.44        20.22          5,128      1.81+          1.21+          88             1.82+
    (0.08)          13.13        17.11          4,259      1.73           0.26           29             1.93

   $(0.45)         $16.39        (1.16)%   $  116,374      2.19%          0.36%          --             2.23%
    (1.33)          17.07        (1.42)        80,655      2.13           0.89           --             2.23
    (0.64)          18.64        34.51         50,999      2.24(a)        1.11           12%###         2.34(a)
    (0.75)          14.40         1.25%         4,296      2.30+          0.36+          44             2.39+

   $(0.45)         $16.39        (1.16)%   $  149,979      2.19%          0.36%          --             2.23%
    (1.33)          17.07        (1.45)        48,784      2.13           0.89           --             2.23
    (0.66)          18.65        34.64         13,725      2.24(a)        1.11           12%###         2.34(a)
    (0.75)          14.41         3.98            182      2.30+          0.36+          44             2.39+

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

For a share outstanding throughout each year.

                                            NET ASSET                    NET REALIZED     NET INCREASE/    DIVIDENDS
                                              VALUE          NET        AND UNREALIZED    (DECREASE) IN     FROM NET
                                            BEGINNING    INVESTMENT     GAIN/(LOSS) ON   NET ASSET VALUE   INVESTMENT
                                            OF PERIOD   INCOME/(LOSS)    INVESTMENTS     FROM OPERATIONS     INCOME
                                            -------------------------------------------------------------------------
INTERNATIONAL EQUITY:
PRIMARY A SHARES
Year ended 3/31/2002#.....................   $11.12        $ 0.09           $(0.72)          $(0.63)         $   --##
Year ended 3/31/2001#.....................    16.74          0.12            (4.47)           (4.35)          (0.11)
Year ended 3/31/2000#.....................    14.12          0.10             4.91             5.01           (0.06)
Year ended 3/31/1999#.....................    14.81          0.11             0.39             0.50           (0.12)
Year ended 3/31/1998#.....................    13.13          0.11             1.95             2.06           (0.22)
INVESTOR A SHARES
Year ended 3/31/2002#.....................   $10.95        $ 0.06           $(0.71)          $(0.65)         $   --
Year ended 3/31/2001#.....................    16.51          0.07            (4.38)           (4.31)          (0.09)
Year ended 3/31/2000#.....................    13.97          0.06             4.86             4.92           (0.05)
Year ended 3/31/1999#.....................    14.67          0.08             0.40             0.48           (0.11)
Year ended 3/31/1998#.....................    13.01          0.07             1.94             2.01           (0.19)
INVESTOR B SHARES
Year ended 3/31/2002#.....................   $10.56        $(0.01)          $(0.68)          $(0.69)         $   --
Year ended 3/31/2001#.....................    16.06            --            (4.27)           (4.27)          (0.07)
Year ended 3/31/2000#.....................    13.75         (0.05)            4.72             4.67           (0.03)
Year ended 3/31/1999#.....................    14.56         (0.03)            0.38             0.35           (0.09)
Year ended 3/31/1998#.....................    12.83         (0.03)            1.92             1.89              --
INVESTOR C SHARES
Year ended 3/31/2002#.....................   $10.30        $(0.01)          $(0.66)          $(0.67)         $   --
Year ended 3/31/2001#.....................    15.72         (0.02)           (4.17)           (4.19)          (0.07)
Year ended 3/31/2000#.....................    13.52         (0.03)            4.60             4.57           (0.04)
Year ended 3/31/1999#.....................    14.34         (0.03)            0.37             0.34           (0.09)
Year ended 3/31/1998#.....................    12.74         (0.01)            1.89             1.88           (0.12)


                                            DISTRIBUTIONS
                                              FROM NET
                                              REALIZED
                                                GAINS
                                            -------------
INTERNATIONAL EQUITY:
PRIMARY A SHARES
Year ended 3/31/2002#.....................     $   --
Year ended 3/31/2001#.....................      (1.16)
Year ended 3/31/2000#.....................      (2.33)
Year ended 3/31/1999#.....................      (1.07)
Year ended 3/31/1998#.....................      (0.16)
INVESTOR A SHARES
Year ended 3/31/2002#.....................     $   --
Year ended 3/31/2001#.....................      (1.16)
Year ended 3/31/2000#.....................      (2.33)
Year ended 3/31/1999#.....................      (1.07)
Year ended 3/31/1998#.....................      (0.16)
INVESTOR B SHARES
Year ended 3/31/2002#.....................     $   --
Year ended 3/31/2001#.....................      (1.16)
Year ended 3/31/2000#.....................      (2.33)
Year ended 3/31/1999#.....................      (1.07)
Year ended 3/31/1998#.....................      (0.16)
INVESTOR C SHARES
Year ended 3/31/2002#.....................     $   --
Year ended 3/31/2001#.....................      (1.16)
Year ended 3/31/2000#.....................      (2.33)
Year ended 3/31/1999#.....................      (1.07)
Year ended 3/31/1998#.....................      (0.16)

---------------

 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

 # Per share net investment income/(loss) has been calculated using the monthly average shares method.

 ## Amount represents less than $(0.01) per share.

### Amount represents results prior to conversion to a master-feeder structure.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 58

NATIONS FUNDS

                                                                                                  WITHOUT WAIVERS
                                                                                                  AND/OR EXPENSE
                                                                                                  REIMBURSEMENTS
                                                                                                  ---------------
                                                         RATIO OF     RATIO OF NET                   RATIO OF
                                           NET ASSETS    OPERATING     INVESTMENT                    OPERATING
    TOTAL         NET ASSET                  END OF     EXPENSES TO   INCOME/(LOSS)   PORTFOLIO     EXPENSES TO
DIVIDENDS AND       VALUE        TOTAL       PERIOD     AVERAGE NET    TO AVERAGE     TURNOVER        AVERAGE
DISTRIBUTIONS   END OF PERIOD   RETURN++     (000)        ASSETS       NET ASSETS       RATE        NET ASSETS
-----------------------------------------------------------------------------------------------------------------

   $   --##        $10.49         (5.65)%   $474,738       1.16%           0.88%          --           1.16%
    (1.27)          11.12        (27.40)     724,572       1.15            0.89           --           1.16
    (2.39)          16.74         39.85      866,731       1.14            0.69          129%###       1.18
    (1.19)          14.12          3.68      743,861       1.13            0.79          146           1.13
    (0.38)          14.81         16.06      885,329       1.14            0.76           64           1.14

   $   --          $10.30         (5.94)%   $ 30,067       1.41%           0.63%          --           1.41%
    (1.25)          10.95        (27.54)      46,770       1.40            0.64           --           1.41
    (2.38)          16.51         39.54       43,111       1.39            0.44          129%###       1.43
    (1.18)          13.97          3.59       12,785       1.38            0.54          146           1.38
    (0.35)          14.67         15.77       13,477       1.39            0.51           64           1.39

   $   --          $ 9.87         (6.53)%   $ 14,408       2.16%          (0.12)%         --           2.16%
    (1.23)          10.56        (28.11)      20,747       2.15           (0.11)          --           2.16
    (2.36)          16.06         38.14       32,073       2.14           (0.31)         129%###       2.18
    (1.16)          13.75          2.65       28,266       2.13           (0.21)         146           2.13
    (0.16)          14.56         14.93       34,119       2.14           (0.24)          64           2.14

   $   --          $ 9.63         (6.50)%   $  1,245       2.16%          (0.12)%         --           2.16%
    (1.23)          10.30        (28.22)       1,166       2.15           (0.11)          --           2.16
    (2.37)          15.72         38.12          987       2.14           (0.31)         129%###       2.18
    (1.16)          13.52          2.63          824       2.13           (0.21)         146           2.13
    (0.28)          14.34         15.05          933       1.97           (0.07)          64           1.97

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

For a share outstanding throughout each period.


                                            NET ASSET                    NET REALIZED     NET INCREASE/
                                              VALUE          NET        AND UNREALIZED    (DECREASE) IN
                                            BEGINNING    INVESTMENT     GAIN/(LOSS) ON   NET ASSET VALUE
                                            OF PERIOD   INCOME/(LOSS)    INVESTMENTS     FROM OPERATIONS
                                            ------------------------------------------------------------
INTERNATIONAL OPPORTUNITIES
PRIMARY A SHARES
Year ended 3/31/2002#.....................   $ 8.03        $(0.01)          $ 0.34           $ 0.33
Period ended 3/31/2001*#..................    10.00            --##          (1.97)           (1.97)
INVESTOR A SHARES
Year ended 3/31/2002#.....................   $ 8.01        $(0.01)          $ 0.32           $ 0.31
Period ended 3/31/2001*#..................    10.00         (0.01)           (1.98)           (1.99)
INVESTOR B SHARES
Year ended 3/31/2002#.....................   $ 7.97        $(0.07)          $ 0.32           $ 0.25
Period ended 3/31/2001*#..................    10.00         (0.08)           (1.95)           (2.03)
INVESTOR C SHARES
Year ended 3/31/2002#.....................   $ 7.97        $(0.07)          $ 0.32           $ 0.25
Period ended 3/31/2001*#..................    10.00         (0.09)           (1.94)           (2.03)

---------------

 + Annualized

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

 * International Opportunities Primary A, Investor A, Investor B and Investor C Shares commenced operations on August 1, 2000.

 # Per share net investment income/(loss) has been calculated using the monthly average shares method.

## Amount represents less than $0.01 per share.

(a)The effect of the custodial expense offset (Note 2) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

(b)The effect of interest expense on the operating expense ratio was less than 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 60

NATIONS FUNDS

                                                                                  WITHOUT WAIVERS
                                                                                  AND/OR EXPENSE
                                                                                  REIMBURSEMENTS
                                                                                  ---------------
                                         RATIO OF     RATIO OF NET                   RATIO OF
                           NET ASSETS    OPERATING     INVESTMENT                    OPERATING
  NET ASSET                  END OF     EXPENSES TO   INCOME/(LOSS)   PORTFOLIO     EXPENSES TO
    VALUE        TOTAL       PERIOD     AVERAGE NET    TO AVERAGE     TURNOVER        AVERAGE
END OF PERIOD   RETURN++     (000)        ASSETS       NET ASSETS       RATE        NET ASSETS
-------------------------------------------------------------------------------------------------

    $8.36          4.11%     $2,700        1.42%(a)(b)     (0.08)%       307%          4.02%(a)
     8.03        (19.70)      1,477        1.47+           0.12+         442           6.28+

    $8.32          3.87%     $1,526        1.67%(a)(b)     (0.33)%       307%          4.27%(a)
     8.01        (19.90)      2,797        1.72+          (0.13)+        442           6.53+

    $8.22          3.14%     $1,951        2.42%(a)(b)     (1.08)%       307%          5.02%(a)
     7.97        (20.30)      2,031        2.47+          (0.88)+        442           7.28+

    $8.22          3.14%     $  869        2.42%(a)(b)     (1.08)%       307%          5.02%(a)
     7.97        (20.30)        974        2.47+          (0.88)+        442           7.28+

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

For a share outstanding throughout each year.

                                            NET ASSET                    NET REALIZED     NET INCREASE/    DIVIDENDS
                                              VALUE          NET        AND UNREALIZED    (DECREASE) IN     FROM NET
                                            BEGINNING    INVESTMENT     GAIN/(LOSS) ON   NET ASSET VALUE   INVESTMENT
                                            OF PERIOD   INCOME/(LOSS)    INVESTMENTS     FROM OPERATIONS     INCOME
                                            -------------------------------------------------------------------------
EMERGING MARKETS:
PRIMARY A SHARES
Year ended 3/31/2002#.....................   $ 8.92        $ 0.05           $ 1.52           $ 1.57          $   --
Year ended 3/31/2001#.....................    15.76         (0.05)           (6.76)           (6.81)          (0.03)
Year ended 3/31/2000#.....................     8.14         (0.05)            7.68             7.63           (0.01)
Year ended 3/31/1999#.....................    10.60          0.14            (2.53)           (2.39)          (0.07)
Year ended 3/31/1998#.....................    11.41          0.04            (0.76)           (0.72)          (0.09)
INVESTOR A SHARES
Year ended 3/31/2002#.....................   $ 8.84        $ 0.01           $ 1.52           $ 1.53          $   --
Year ended 3/31/2001#.....................    15.65         (0.04)           (6.75)           (6.79)          (0.02)
Year ended 3/31/2000#.....................     8.09         (0.09)            7.65             7.56              --
Year ended 3/31/1999#.....................    10.57          0.10            (2.52)           (2.42)          (0.06)
Year ended 3/31/1998#.....................    11.39          0.01            (0.75)           (0.74)          (0.08)
INVESTOR B SHARES
Year ended 3/31/2002#.....................   $ 8.62        $(0.06)          $ 1.48           $ 1.42          $   --
Year ended 3/31/2001#.....................    15.32         (0.17)           (6.53)           (6.70)             --
Year ended 3/31/2000#.....................     7.99         (0.16)            7.49             7.33              --
Year ended 3/31/1999#.....................    10.49          0.05            (2.50)           (2.45)          (0.05)
Year ended 3/31/1998#.....................    11.31         (0.07)           (0.75)           (0.82)             --
INVESTOR C SHARES
Year ended 3/31/2002#.....................   $ 8.61        $(0.06)          $ 1.47           $ 1.41          $   --
Year ended 3/31/2001#.....................    15.31         (0.16)           (6.54)           (6.70)             --
Year ended 3/31/2000#.....................     7.98         (0.14)            7.47             7.33              --
Year ended 3/31/1999#.....................    10.47          0.05            (2.49)           (2.44)          (0.05)
Year ended 3/31/1998#.....................    11.34         (0.05)           (0.75)           (0.80)          (0.07)


                                            DISTRIBUTIONS
                                              FROM NET
                                              REALIZED
                                                GAINS
                                            -------------
EMERGING MARKETS:
PRIMARY A SHARES
Year ended 3/31/2002#.....................       $--
Year ended 3/31/2001#.....................       --
Year ended 3/31/2000#.....................       --
Year ended 3/31/1999#.....................       --
Year ended 3/31/1998#.....................       --
INVESTOR A SHARES
Year ended 3/31/2002#.....................       $--
Year ended 3/31/2001#.....................       --
Year ended 3/31/2000#.....................       --
Year ended 3/31/1999#.....................       --
Year ended 3/31/1998#.....................       --
INVESTOR B SHARES
Year ended 3/31/2002#.....................       $--
Year ended 3/31/2001#.....................       --
Year ended 3/31/2000#.....................       --
Year ended 3/31/1999#.....................       --
Year ended 3/31/1998#.....................       --
INVESTOR C SHARES
Year ended 3/31/2002#.....................       $--
Year ended 3/31/2001#.....................       --
Year ended 3/31/2000#.....................       --
Year ended 3/31/1999#.....................       --
Year ended 3/31/1998#.....................       --

---------------

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

 # Per share net investment income/(loss) has been calculated using the monthly average shares method.

(a)The effect of the custodial expense offset (Note 2) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

(b)The effect of interest expense on the operating expense ratio was less than 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 62

NATIONS FUNDS

                                                                                                                 WITHOUT WAIVERS
                                                                      RATIO OF NET                               AND/OR EXPENSE
                                                                       OPERATING                                 REIMBURSEMENTS
                                                                        EXPENSES                                 ---------------
                                                         RATIO OF      INCLUDING     RATIO OF NET                   RATIO OF
                                           NET ASSETS    OPERATING      INTEREST      INVESTMENT                    OPERATING
    TOTAL         NET ASSET                  END OF     EXPENSES TO     EXPENSE      INCOME/(LOSS)   PORTFOLIO     EXPENSES TO
DIVIDENDS AND       VALUE        TOTAL       PERIOD     AVERAGE NET    TO AVERAGE     TO AVERAGE     TURNOVER        AVERAGE
DISTRIBUTIONS   END OF PERIOD   RETURN++     (000)        ASSETS       NET ASSETS     NET ASSETS       RATE        NET ASSETS
--------------------------------------------------------------------------------------------------------------------------------

   $   --          $10.49         17.60%    $19,640        1.80%          1.85%           0.54%         102%          2.08%
    (0.03)           8.92        (43.21)     34,876        1.80           1.84           (0.40)          97           1.86
    (0.01)          15.76         93.71      56,234        1.90           1.91           (0.40)          61           2.54
    (0.07)           8.14        (22.60)     21,689        1.78(a)          --(b)         1.66           71           1.98(a)
    (0.09)          10.60         (6.39)     73,797        1.57             --            0.36           63           1.57

   $   --          $10.37         17.31%    $ 3,354        2.05%          2.10%           0.29%         102%          2.33%
    (0.02)           8.84        (43.38)      3,851        2.05           2.09           (0.65)          97           2.11
       --           15.65         93.33       3,087        2.15           2.16           (0.65)          61           2.79
    (0.06)           8.09        (22.90)        951        2.03(a)          --(b)         1.41           71           2.23(a)
    (0.08)          10.57         (6.60)        652        1.82             --            0.11           63           1.82

   $   --          $10.04         16.47%    $ 1,961        2.80%          2.85%          (0.46)%        102%          3.08%
       --            8.62        (43.73)      1,728        2.80           2.84           (1.40)          97           2.86
       --           15.32         91.74       3,468        2.90           2.91           (1.40)          61           3.54
    (0.05)           7.99        (23.42)      1,579        2.78(a)          --(b)         0.66           71           2.98(a)
       --           10.49         (7.25)      1,247        2.57             --           (0.64)          63           2.57

   $   --          $10.02         16.38%    $   167        2.80%          2.85%          (0.46)%        102%          3.08%
       --            8.61        (43.73)         65        2.80           2.84           (1.40)          97           2.86
       --           15.31         91.73         120        2.90           2.91           (1.40)          61           3.54
    (0.05)           7.98        (23.37)         86        2.78(a)          --(b)         0.66           71           2.98(a)
    (0.07)          10.47         (7.17)        293        2.40             --           (0.47)          63           2.40

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

  NOTES TO FINANCIAL STATEMENTS

Nations Reserves ("Reserves") and Nations Funds Trust ("Funds Trust") are each registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. At March 31, 2002, Reserves offered thirteen separate portfolios and Funds Trust offered eighteen separate portfolios. These financial statements pertain only to the international stock portfolios of Reserves and Funds Trust: Global Value Fund, International Value Fund, International Equity Fund, International Opportunities Fund and Emerging Markets Fund (each a "Fund" and collectively, the "Funds"). Financial statements for the other portfolios of Reserves and Funds Trust are presented under separate cover. The Funds currently offer four classes of shares: Primary A Shares, Investor A Shares, Investor B Shares and Investor C Shares. Shareholders of a Fund have equal voting rights on matters affecting all shareholders of the Fund. In addition, each class of shares of a Fund has exclusive voting rights on matters that relate solely to that class and separate voting rights on matters in which the interests of one class differ from the interests of any other class.

International Value Fund and International Equity Fund (the "Feeder Funds") seek to achieve their investment objectives by investing substantially all of their assets in International Value Master Portfolio and International Equity Master Portfolio, respectively (the "Master Portfolios"), each a series of Nations Master Investment Trust (the "Master Trust"), another open-end management investment company in the Nations Funds family. The Master Portfolios each have the same investment objective as that of its corresponding Feeder Fund. The values of the Feeder Funds' investments in the respective Master Portfolios included in the Statements of net assets reflect the Feeder Funds' proportionate beneficial interests in the net assets of the respective Master Portfolios (85.5% for International Value Master Portfolio and 100.0% for International Equity Master Portfolio at March 31, 2002). The financial statements of the Master Portfolios, including their schedules of investments, are included elsewhere within this report and should be read in conjunction with the Feeder Funds' financial statements. Other funds not registered under the 1940 Act managed by Banc of America Advisors, LLC ("BA Advisors"), whose financial statements are not presented here, also invest in the International Value Master Portfolio.

International Opportunities Fund operates in a master-feeder structure. The Fund seeks to achieve its investment objective by investing substantially all of its assets in International Opportunities Master Portfolio of the Master Trust, which has the same investment objective as the Fund. Because the value of the Fund's investment in the International Opportunities Master Portfolio as of and for the year ended March 31, 2002 represented substantially all of the beneficial interests in the International Opportunities Master Portfolio, the financial statements for the International Opportunities Fund reflect the consolidation of the International Opportunities Master Portfolio. Separate financial statements for the International Opportunities Master Portfolio have not been prepared and references in this report to International Opportunities Fund should be read to include references to the corresponding Master Portfolio.

1.  SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

Securities valuation: Securities, including futures contracts, traded on a recognized exchange or on NASDAQ are valued at the last sale price on the exchange or market on which such securities are primarily traded. Securities traded only over-the-counter are valued at the last sale price, or if no sale occurred on such day, at the mean of the current bid and asked prices. Securities which are primarily traded on foreign securities exchanges are valued at the last available closing values on their respective exchanges where primarily traded, or at the mean between the closing bid and ask prices if no sales are recorded. Debt securities are generally valued by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate, maturity and general market conditions. Restricted securities, securities for which market quotations are not readily available, and certain other assets may be valued under procedures adopted by the Board of Trustees. Short-term investments that mature in 60 days or less are valued at amortized cost, which approximates current market value. Investments in other Nations Funds are valued at their net

NATIONS FUNDS
asset value determined as of the close of the New York Stock Exchange on the valuation date.

The valuation of each Feeder Fund's investment in its corresponding Master Portfolio is based on the reported net asset value of that Master Portfolio. The Master Portfolios use valuation policies consistent with those described above.

Futures contracts: All Funds may invest in futures contracts for the purposes of hedging against changes in values of the Fund's securities or changes in the prevailing levels of interest rates or currency exchange rates or to gain exposure to the equity market. Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of cash or liquid securities equal to a specified percentage of the contract amount. This is known as the "initial margin". Subsequent payments ("variation margin") are made or received by a Fund each day, depending on the daily fluctuation of the value of the contract.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by "marking-to-market" on a daily basis to reflect changes in the market value of the contract. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and the value of the contract when originally entered into.

Risks of investments in futures contracts include the possible adverse movement of the securities or indices underlying the contracts, and the possibility that there may not be a liquid secondary market for the contracts, that a change in the value of the contract may not correlate with a change in the value of the underlying securities, or that the counterparty to a contract may default on its obligation to perform.

The use of derivative instruments involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of net assets.

Foreign currency transactions: The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amounts actually received. The effects of changes in foreign currency exchange rates on securities are not separately identified in the Statements of operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on securities.

Forward foreign currency transactions: Generally, each Fund may enter into forward currency exchange contracts only under two circumstances: (i) when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, to "lock in" the U.S. exchange rate of the transaction, with such period being a short-dated contract covering the period between transaction date and settlement date; or (ii) when the investment adviser or sub-adviser believes that the currency of a particular foreign country may experience a substantial movement against the U.S. dollar. Forward foreign currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by a Fund as an unrealized gain or loss. When the contract is closed or offset with the same counterparty, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed or offset.

Forward foreign currency contracts will be used primarily to protect the Funds from adverse currency movements and will generally not be entered into for terms greater than one year. The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of a Fund's investment securities; however, it does establish a rate of exchange that can be achieved in the future. The use of forward foreign currency contracts involves the risk that anticipated currency movements will not be accurately predicted. A forward foreign currency contract would limit the risk of loss due to a decline in the value of a particular currency; however, it also would limit any potential gain that might result should the value of the currency increase instead of decrease. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Statements of net assets. In addition, the Funds could be exposed to risks if counterparties to the contracts are unable to meet the terms of their contracts. The counterparty risk exposure is, therefore, closely monitored and contracts are only executed with high credit quality financial institutions.

NATIONS FUNDS

Securities transactions and investment income: Securities transactions are recorded on trade date. Realized gains and losses are computed based on the specific identification of securities sold. Interest income, adjusted for accretion of discounts and amortization of premiums, is earned from settlement date and recorded on an accrual basis. Dividend income is recorded on ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Funds are informed of the ex-dividend date. Each Fund's investment income and realized and unrealized gains and losses are allocated among its share classes based upon the relative net assets of each class of shares.

The Feeder Funds record their share of the investment income and realized and unrealized gains and losses reported by the Master Portfolios on a daily basis. The investment income and realized and unrealized gains and losses are allocated daily to investors in the Master Portfolios based upon the relative value of their investments in the Master Portfolios.

Dividends and distributions to shareholders: Distributions from net investment income, if any, are declared and paid each calendar quarter for all Funds except Global Value and International Value, which declare and pay distributions annually. Each Fund will distribute net realized capital gains (including net short-term capital gains), if any, at least annually after the fiscal year in which the capital gains were earned, unless offset by any available capital loss carryforward. Income distributions and capital gain distributions on a Fund level are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America.

Federal income tax: Each Fund intends to continue to qualify as a regulated investment company by complying with the applicable requirements of the Internal Revenue Code of 1986, as amended, and by distributing substantially all of its earnings to its shareholders. Therefore, no provision is made for federal income or excise taxes.

The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

Expenses: General expenses of Reserves and Funds Trust are allocated to the Funds based upon their relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to a Fund or class of shares are charged to such Fund or class. The Feeder Funds record their share of the expenses reported by the Master Portfolios on a daily basis. The expenses are allocated daily to investors in the Master Portfolios based upon the relative value of the Feeder Funds' investments in the Master Portfolios.

2. INVESTMENT ADVISORY FEE, SUB-ADVISORY FEE, ADMINISTRATION FEE AND RELATED PARTY TRANSACTIONS

Each of Reserves, Funds Trust and Master Trust has entered into an investment advisory agreement (the "Investment Advisory Agreements") with BA Advisors, a wholly-owned subsidiary of Bank of America, N.A. ("Bank of America"), which in turn is a wholly-owned banking subsidiary of Bank of America Corporation, a bank holding company organized as a Delaware corporation, pursuant to which BA Advisors provides investment advisory services to the Funds. Under the terms of the Investment Advisory Agreements, BA Advisors is entitled to receive an advisory fee, calculated daily and payable monthly, based on the following annual rates multiplied by the average daily net assets of each Fund:

                                               ANNUAL RATE
                                               -----------
Global Value.................................     0.90%
International Opportunities..................     0.80%
Emerging Markets.............................     1.00%

The Feeder Funds indirectly pay for investment advisory services through their investments in their corresponding Master Portfolios (See Note 2 of Notes to financial statements of the Master Portfolios).

Funds Trust has, on behalf of the Global Value Fund, entered into a sub-advisory agreement with BA Advisors and Brandes Investment Partners, L.P. ("Brandes") pursuant to which Brandes is entitled to receive a sub-advisory fee from BA Advisors at the maximum annual rate of 0.50% of the first $1 billion of the Fund's average daily net assets and 0.45% over $1 billion of the Fund's average daily net assets.

Master Trust has, on behalf of the International Opportunities Fund, entered into a sub-advisory agreement with BA Advisors and Marsico Capital Management, LLC ("Marsico"), a wholly-owned

NATIONS FUNDS
subsidiary of Bank of America, pursuant to which Marsico is entitled to receive a sub-advisory fee from BA Advisors at the maximum annual rate of 0.45% of the Fund's average daily net assets.

Reserves has, on behalf of the Emerging Markets Fund, entered into a sub-advisory agreement (the "Sub-Advisory Agreements") with BA Advisors and Gartmore Global Partners ("Gartmore"). Gartmore is a general partnership which is an indirect wholly-owned subsidiary of Nationwide Mutual Insurance Company. Under the Sub-Advisory Agreements, Gartmore is entitled to receive a sub-advisory fee from BA Advisors at the maximum annual rate of 0.66% of the Fund's average daily net assets. Effective February 1, 2002, Gartmore has agreed to voluntarily waive half of these expenses. There is no guarantee that this waiver will continue in the future.

The Feeder Funds indirectly pay for sub-advisory services through their investments in their corresponding Master Portfolios (See Note 2 of Notes to financial statements of the Master Portfolios).

Stephens Inc. ("Stephens") and BA Advisors serve as co-administrators of Reserves and Funds Trust. Under the co-administration agreements, Stephens and BA Advisors are currently entitled to receive a combined fee, computed daily and paid monthly, at the maximum annual rate of 0.22% of the average daily net assets of Global Value Fund, International Opportunities Fund and Emerging Markets Fund. International Value Fund and International Equity Fund pay a monthly fee at the maximum annual rate of 0.17% of their average daily net assets. The Bank of New York ("BNY") serves as sub-administrator of Reserves and Funds Trust pursuant to agreements with BA Advisors. For the year ended March 31, 2002, Stephens and BA Advisors earned 0.07% and 0.05%, respectively, of the Funds' average daily net assets for their co-administration services.

BA Advisors and/or the sub-advisers and/or Stephens may from time to time, reduce their fees payable by each Fund. From April 1, 2001 until July 31, 2001, BA Advisors and/or the sub-advisers and/or Stephens agreed to reimburse expenses and/or waive fees to the extent that total expenses (excluding shareholder servicing and distribution fees), exceeded an annual rate of 1.90% of Emerging Markets Fund's average daily net assets. Effective September 7, 2001, BA Advisors and/or the sub-advisors and/or Stephens have agreed to voluntarily reimburse expenses and/or waive fees to the extent that total expenses (excluding shareholder servicing and distribution fees), exceed an annual rate of 1.90% of Emerging Markets Fund's average daily net assets. There is no guarantee that this expense limitation will continue. During the year ended March 31, 2002 and until July 31, 2002, BA Advisors and/or the sub-advisers and Stephens have agreed to reimburse expenses and/or waive fees to the extent that total expenses (excluding shareholder servicing and distribution fees) exceed an annual rate of 1.40% of Global Value Fund's average daily net assets and 1.50% of International Opportunities Fund's average daily net assets. There is no guarantee that these expense limitations will continue after this date.

BA Advisors is entitled to recover from Global Value Fund any fees waived or expenses reimbursed during the three year period following such waiver or reimbursement, to the extent that such recovery would not cause the affected fund to exceed the expense limitations in effect at the time of recovery. At March 31, 2002, $86,375 for Global Value Fund is potentially recoverable by BA Advisors pursuant to this arrangement.

BNY serves as the custodian of the Reserves' and Funds Trust's assets. For the year ended March 31, 2002, expenses of the Funds were reduced by $2,006 under expense offset arrangements with BNY. The Funds could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if they had not entered into such arrangements. The Emerging Markets Fund does not participate in the expense offset arrangement.

PFPC Inc. ("PFPC") serves as the transfer agent for the Funds' shares. Bank of America serves as the sub-transfer agent for the Primary A and Primary B Shares of the Funds. For the year ended March 31, 2002, Bank of America earned approximately $23,290 for providing such services.

Stephens also serves as distributor of the Funds' shares. For the year ended March 31, 2002, the Funds were informed that the distributor received $1,228,229 in front-end sales charges for sales of Investor A Shares and $377,398 in contingent deferred sales charges from redemption of shares which were subject to such charges. A substantial portion of these fees is paid to affiliates of Bank of America.

No officer, director or employee of Bank of America or BA Advisors, or any affiliate thereof, receives any compensation from Reserves and Funds Trust for serving as Trustee or Officer of Reserves and Funds Trust.

Reserves' and Funds Trust's eligible Trustees may participate in non-qualified deferred compensation and

NATIONS FUNDS
retirement plans which may be terminated at any time. All benefits provided under these plans are unfunded and any payments to plan participants are paid solely out of the Funds' assets. Income earned on each plan participant's deferral account is based on the rate of return of the eligible mutual funds selected by the participants or, if no funds are selected, on the rate of return of Nations Treasury Fund, a portfolio of Nations Fund, Inc., another registered investment company in the Nations Funds family. The expense for the deferred compensation and retirement plans is included in "Trustees' fees and expenses" in the Statements of operations. Effective January 1, 2002, the retirement plan was terminated. Reserves' and Funds Trust's eligible Trustees had the option of a rollover into the deferred compensation plan on January 1, 2002 or a lump sum distribution, including interest, on January 1, 2003.

A significant portion of each Fund's Primary A Shares represents investments by fiduciary accounts over which Bank of America has either sole or joint investment discretion.

The Global Value Fund and the International Opportunities Master Portfolio have made daily investments of cash balances in the Nations Cash Reserves, a portfolio of Nations Reserves, pursuant to an exemptive order received from the Securities and Exchange Commission. The income earned by each Fund from such investments is included in its Statement of operations as "Dividend income from affiliated funds."

3.  SHAREHOLDER SERVICING AND DISTRIBUTION PLANS

Reserves and Funds Trust each has adopted shareholder servicing plans and distribution plans for the Investor A, Investor B and Investor C Shares of each Fund. The shareholder servicing plans permit the Funds to compensate or reimburse servicing agents for shareholder services provided by the servicing agents. The distribution plans, adopted pursuant to Rule 12b-1 under the 1940 Act, permit the Funds to compensate or reimburse the distributor and/or selling agents for activities or expenses primarily intended to result in the sale of the classes' shares. Payments are made at an annual rate, as a percentage of average daily net assets, set from time to time by the Board of Trustees, and are charged as expenses of each Fund directly to the applicable share class. A substantial portion of the expenses incurred pursuant to these plans is paid to affiliates of Bank of America and BA Advisors.

For the year ended March 31, 2002, the annual rates in effect and plan limits, as a percentage of average daily net assets, were as follows:

                                        CURRENT    PLAN
                                         RATE      LIMIT
                                        ----------------
Investor A Combined Shareholder
  Servicing and Distribution Plan.....   0.25%     0.25%
Investor B and Investor C Shareholder
  Servicing Plans.....................   0.25%     0.25%
Investor B and Investor C Distribution
  Plans...............................   0.75%     0.75%

4.  PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, excluding long-term U.S. government securities and short-term investments, for the year ended March 31, 2002 were as follows:

                                   PURCHASES     SALES
                                     (000)       (000)
                                   --------------------
Global Value.....................  $117,739     $ 7,303
International Opportunities......    20,613      20,327
Emerging Markets.................    30,911      42,994

There were no purchases or sales of long-term U.S. government securities for the year ended March 31, 2002.

5.  SHARES OF BENEFICIAL INTEREST

As of March 31, 2002, an unlimited number of shares of beneficial interest without par value were authorized for Reserves and Funds Trust. Reserves' and Fund Trust's Declarations of Trust authorize the Boards of Trustees to classify or reclassify any authorized but unissued shares into one or more additional classes or series of shares. See Schedules of capital stock activity.

6.  LINES OF CREDIT

Reserves and Funds Trust each participate with other Nations Funds in a $1 billion uncommitted line of credit provided by BNY under a line of credit agreement (the "Agreement"). Advances under the Agreement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings is payable at a specified Federal Funds rate plus 0.50% on an annualized basis. Each participating Fund maintains a ratio of net assets (not including amounts borrowed pursuant to the Agreement) to the aggregate amount of indebtedness pursuant to the Agreement of no less than 4 to 1.

At March 31, 2002, there were no loans outstanding under this Agreement. For the year ended March 31,

NATIONS FUNDS

2002, borrowings by the Funds under the Agreement were as follows:

                                      AVERAGE
                                      AMOUNT       AVERAGE
                                    OUTSTANDING    INTEREST
FUND                                   (000)         RATE
-----------------------------------------------------------
Emerging Markets..................     $398          3.41%
International Opportunities.......      251          2.92

The average amount outstanding was calculated based on daily balances in the period.

7.  SECURITIES LENDING

Under an agreement with BNY, the Funds can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash, in an amount at least equal to the market value of the securities loaned. The cash collateral received is invested in Nations Cash Reserves. A portion of the income generated by the investment of the collateral, net of any rebates paid by BNY to borrowers, is remitted to BNY as lending agent, and the remainder is paid to the Fund. Generally, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There would be a potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral. The Fund bears the risk of loss with respect to the investment of collateral.

At March 31, 2002, the following Funds had securities on loan:

                             MARKET VALUE OF      MARKET VALUE
                            LOANED SECURITIES     OF COLLATERAL
FUND                              (000)               (000)
----------------------------------------------------------------
Global Value..............       $18,816             $19,594
International
  Opportunities...........           333                 347
Emerging Markets..........         6,223               6,663

8.  INCOME TAXES

Information on the tax components of capital is as follows:

                                                                                            NET TAX UNREALIZED
                                                                                              APPRECIATION/
                                                                                            (DEPRECIATION) ON
                                                                       NET TAX UNREALIZED    DERIVATIVES AND      UNDISTRIBUTED
                           COST OF        GROSS TAX      GROSS TAX       APPRECIATION/       FOREIGN CURRENCY    ORDINARY INCOME/
                       INVESTMENTS FOR    UNREALIZED     UNREALIZED    (DEPRECIATION) ON      AND NET OTHER        (ACCUMULATED
                        TAX PURPOSES     APPRECIATION   DEPRECIATION      INVESTMENTS             ASSETS          ORDINARY LOSS)
FUND                        (000)           (000)          (000)             (000)                (000)               (000)
---------------------------------------------------------------------------------------------------------------------------------
Global Value.........     $137,269          $6,254        $(2,857)         $   3,397                $1               $ 1,101
International
  Value..............          N/A**           N/A**           N/A**        (126,214)               --                17,750
International
  Equity.............          N/A**           N/A**           N/A**          (2,527)               --                  (319)
International
  Opportunities......        6,455           1,205           (252)               953                 1                    --*
Emerging Markets.....       29,633           4,911         (2,153)             2,758                --*                   13


                        UNDISTRIBUTED
                       LONG-TERM GAINS/
                         (ACCUMULATED
                        CAPITAL LOSS)
FUND                        (000)
---------------------  ----------------
Global Value.........     $      --
International
  Value..............         7,714
International
  Equity.............      (128,015)
International
  Opportunities......        (2,499)
Emerging Markets.....       (26,448)

---------------

 * Amount represents less than $500.

** See corresponding Master portfolio for "tax basis" information.

At March 31, 2002, the following Funds had available for federal income tax purposes unused capital losses as follows:

                                                              EXPIRING IN    EXPIRING IN    EXPIRING IN
                                                                 2007           2009           2010
FUND                                                             (000)          (000)          (000)
-------------------------------------------------------------------------------------------------------
International Equity........................................         --           --         $128,015
International Opportunities.................................         --         $166            2,333
Emerging Markets............................................    $14,260           --            9,088

Under the current tax law, capital and currency losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year.

For the fiscal year ended March 31, 2002, the following Funds elected to defer losses occurring between

NATIONS FUNDS

November 1, 2001 and March 31, 2002 under these rules, as follows:

                                       CAPITAL    CURRENCY
                                        LOSSES     LOSSES
                                       DEFERRED   DEFERRED
FUND                                    (000)      (000)
----------------------------------------------------------
Global Value.........................   $   --     $   23
International Value..................       --      1,032
International Equity.................       --        319
International Opportunities..........       --         66
Emerging Markets.....................    3,100         23

The tax composition of dividends (other than return of capital dividends for the year) was as follows:

                                    ORDINARY     LONG-TERM
                                     INCOME    CAPITAL GAINS
FUND                                 (000)         (000)
------------------------------------------------------------
Global Value......................  $    96       $    --
International Value...............   35,644        42,698
International Equity..............       90            --
International Opportunities.......       --            --
Emerging Markets..................       --            --

Certain reclassifications are made to each Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. These reclassifications are due primarily to different book and tax accounting for foreign currency, dividend reclassifications, investments in passive foreign investment companies and use of the tax accounting practice known as equalization.

9.  REORGANIZATIONS

CONVERSION OF COMMON TRUST FUNDS

On May 12, 2000, the International Equity Fund (the "Acquiring Fund"), acquired the assets of Boatmen's Trust Company International Equity Fund, a common trust fund, managed by Bank of America, (the "Acquired Fund"), in a tax-free exchange for shares of the Acquiring Fund. The number and value of shares issued by the Acquiring Fund are presented in the Schedules of capital stock activity. Net assets and unrealized appreciation as of the conversion date were as follows:

                                            TOTAL NET ASSETS OF   ACQUIRED FUND
TOTAL NET ASSETS OF   TOTAL NET ASSETS OF     ACQUIRING FUND       UNREALIZED
   ACQUIRED FUND        ACQUIRING FUND       AFTER CONVERSION     APPRECIATION
       (000)                 (000)                 (000)              (000)
-------------------------------------------------------------------------------
      $29,129              $868,368              $897,497            $5,808

FUND REORGANIZATION

On September 8, 2000, the International Equity Fund (the "Acquiring Fund"), acquired the assets and assumed the liabilities of Nations International Growth Fund (the "Acquired Fund"), in a tax-free reorganization in exchange for shares of the Acquiring Fund, pursuant to a plan of reorganization approved by the Acquired Fund's shareholders. The number and value of shares issued by the Acquiring Fund are presented in the Schedules of capital stock activity. Net assets and unrealized appreciation as of the reorganization date were as follows:

                                                                    ACQUIRED
                                            TOTAL NET ASSETS OF       FUND
TOTAL NET ASSETS OF   TOTAL NET ASSETS OF     ACQUIRING FUND       UNREALIZED
   ACQUIRED FUND        ACQUIRING FUND       AFTER ACQUISITION    APPRECIATION
       (000)                 (000)                 (000)             (000)
------------------------------------------------------------------------------
      $38,048             $1,023,329            $1,061,377           $8,750

NATIONS FUNDS

10.  SUBSEQUENT EVENT

On October 10, 2001, the Board of Trustees of each fund listed in the left column below (each a "Fund") approved its reorganization into a newly created successor fund that is substantially identical to the existing Fund. On March 27, 2002, the shareholders of each Fund approved the reorganization. The reorganization occurred on May 10, 2002. At that time, shares of each Fund were exchanged for shares of equal value of the newly created successor fund. The principal effect of this reorganization was to redomicile the Fund in Delaware, under a Delaware business trust structure that management believes provides greater flexibility and efficiency in certain corporate and organizational matters.

                                       REORGANIZED INTO
                                       A NEWLY CREATED
FUND                                      SUCCESSOR
--------------------------------------------------------
International Value                   International
                                      Value
International Equity                  International
                                      Equity
Emerging Markets                      Emerging Markets

NATIONS FUNDS

  REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF NATIONS RESERVES AND NATIONS FUNDS TRUST

In our opinion, the accompanying statements of net assets, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nations International Value Fund, Nations International Equity Fund, Nations Marsico International Opportunities Fund, Nations Emerging Markets Fund and Nations Global Value Fund (constituting parts of Nations Reserves or Nations Funds Trust, hereafter referred to as the "Funds") at March 31, 2002, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated (other than those periods discussed in the last sentence of this paragraph), in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of Nations International Value Fund, formerly Emerald International Equity Fund, for the period ended May 15, 1998 and the year ended November 30, 1997 were audited by other independent accountants whose report dated July 1, 1998 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP
New York, New York
May 23, 2002

NATIONS FUND

  TAX INFORMATION (UNAUDITED)

For the fiscal year ended March 31, 2002, the amount of long-term capital gain designated by Nations International Value Fund was $51,487,029.

Of the ordinary income (including short-term capital gain) distributions made by the Nations Global Value Fund during the fiscal year ended March 31, 2002, 38.77% qualify for the dividend received deduction available to corporate shareholders.

For the fiscal year ended March 31, 2002, the total amount of income received by International Value Fund from sources within foreign countries and possessions of the United States was a total of $57,367,765. The total amount of taxes paid by International Value Fund to such countries was $6,291,688.

NATIONS MASTER INVESTMENT TRUST

Nations International Value Master Portfolio and Nations International Equity Master Portfolio Annual Report
                                                              MARCH 31, 2002

The following pages should be read in conjunction with Nations International Value and Nations International Equity Funds' Annual Report.

NATIONS MASTER INVESTMENT TRUST

Nations International Value Master Portfolio
  STATEMENT OF NET ASSETS                                     MARCH 31, 2002

                                                                            VALUE
  SHARES                                                                    (000)
------------------------------------------------------------------------------------
             COMMON STOCKS -- 96.9%
             ARGENTINA -- 0.1%
   843,100   Telecom Argentina Stet - France Telecom SA, ADR(a).......   $     2,411
                                                                         -----------
             BERMUDA -- 1.3%
 1,463,580   Tyco International Ltd. .................................        47,303
                                                                         -----------
             BRAZIL -- 5.1%
   567,840   Banco Bradesco SA, ADR(a)................................        17,183
   241,760   Brasil Telecom Participacoes SA, ADR(a)..................         9,646
 7,567,270   Centrais Eletricas Brasileiras SA, ADR(a)................        63,332
 1,740,000   Companhia Vale do Rio Doce, ADR(a).......................        46,110
 1,984,600   Petroleo Brasileiro SA-'A', ADR..........................        49,476
                                                                         -----------
                                                                             185,747
                                                                         -----------
             CANADA -- 0.2%
   609,000   TELUS Corporation, Non Voting Shares(a)..................         6,455
                                                                         -----------
             CHINA -- 0.5%
   939,000   PetroChina Company Ltd., ADR(a)..........................        19,644
                                                                         -----------
             FRANCE -- 6.4%
 5,772,100   Alcatel SA, ADR(a).......................................        81,791
 1,071,000   Alstom SA, ADR(a)........................................        14,459
 1,426,100   Compagnie Generale des Etablissements Michelin...........        54,168
 3,710,000   European Aeronautic Defence and Space Company!!(a).......        52,302
   219,700   Provimi!!................................................         4,121
   341,170   Total Fina Elf SA, ADR(a)................................        26,134
                                                                         -----------
                                                                             232,975
                                                                         -----------
             GERMANY -- 5.5%
 1,094,000   BASF AG, ADR(a)..........................................        44,668
 1,416,700   Bayerische Hypo-und Vereinsbank AG, ADR(a)...............        51,537
   621,710   Deutsche Telekom AG(a)...................................         9,383
 2,825,800   Deutsche Telekom AG, ADR(a)..............................        42,330
 1,048,900   E.On AG, ADR(a)..........................................        52,969
                                                                         -----------
                                                                             200,887
                                                                         -----------
             HONG KONG -- 0.9%
 6,316,000   Swire Pacific, Ltd. 'A', ADR.............................        34,172
                                                                         -----------
             IRELAND -- 1.9%
 1,852,140   Allied Irish Banks plc, ADR(a)...........................        44,451
   609,000   Bank of Ireland, ADR(a)..................................        26,327
                                                                         -----------
                                                                              70,778
                                                                         -----------

                                                                            VALUE
  SHARES                                                                    (000)
------------------------------------------------------------------------------------
             ITALY -- 3.6%
   484,840   ENI SpA, ADR(a)..........................................   $    34,933
21,334,000   IntesaBci SpA!!..........................................        64,022
   374,390   Telecom Italia SpA, ADR(a)...............................        30,606
                                                                         -----------
                                                                             129,561
                                                                         -----------
             JAPAN -- 20.6%
   188,000   Daiichi Pharmaceutical Company, Ltd. ....................         3,511
 5,141,000   Daiwa House Industry Company, Ltd.(a)....................        32,195
 1,199,825   Hitachi, Ltd., ADR(a)....................................        88,246
    10,935   Japan Tobacco, Inc. .....................................        66,253
 1,904,950   Komatsu Ltd., ADR(a).....................................        27,252
 1,230,000   Komatsu Ltd.(a)..........................................         4,399
 5,846,310   Matsushita Electric Industrial Company Ltd., ADR(a)......        72,202
   609,000   Matsushita Electric Industrial Company, Ltd.(a)..........         7,426
10,262,000   Mitsubishi Heavy Industries, Ltd. .......................        33,604
11,021,990   Mitsubishi Tokyo Financial Group Inc.(a).................        67,785
15,789,000   Nippon Mitsubishi Oil Corporation........................        75,172
 2,571,180   Nippon Telegraph and Telephone Corporation, ADR..........        49,752
 1,125,000   Ono Pharmaceutical Company, Ltd. ........................        34,208
 3,648,000   Sankyo Company, Ltd. ....................................        55,737
 2,986,000   Sumitomo Mitsui Banking Corporation......................        12,437
10,757,100   Sumitomo Mitsui Banking Corporation, ADR!!(a)............        44,802
 1,365,600   TDK Corporation, ADR(a)..................................        73,060
                                                                         -----------
                                                                             748,041
                                                                         -----------
             MEXICO -- 4.0%
 2,244,200   America Movil SA de CV 'L', ADR(a).......................        44,570
 2,520,850   Telefonos de Mexico SA de CV 'L', ADR(a).................       101,818
                                                                         -----------
                                                                             146,388
                                                                         -----------
             NETHERLANDS -- 1.6%
 2,605,400   ABN AMRO Holding NV, ADR(a)..............................        49,398
   187,000   Akzo Nobel NV, ADR.......................................         8,776
                                                                         -----------
                                                                              58,174
                                                                         -----------
             NEW ZEALAND -- 0.8%
 1,651,200   Telecom Corporation of New Zealand Ltd., ADR(a)..........        27,955
                                                                         -----------
             PORTUGAL -- 1.4%
 6,830,776   Portugal Telecommunications, SGPS, SA, ADR!!(a)..........        50,343
                                                                         -----------
             SINGAPORE -- 4.2%
   263,453   DBS Group Holdings Ltd., ADR.............................         8,458
 8,994,000   Development Bank of Singapore!!@.........................        72,190
 3,464,100   Jardine Matheson Holdings, Ltd., ADR.....................        19,053
 7,142,000   Oversea-Chinese Banking Corporation Ltd. ................        53,452
                                                                         -----------
                                                                             153,153
                                                                         -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS MASTER INVESTMENT TRUST

Nations International Value Master Portfolio
  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2002

                                                                            VALUE
  SHARES                                                                    (000)
------------------------------------------------------------------------------------
             SOUTH KOREA -- 3.9%
 4,783,000   Korea Electric Power Corporation, ADR!!(a)...............   $    50,413
 2,150,700   Korea Telecom Corporation, ADR(a)........................        51,574
 1,527,400   Pohang Iron & Steel Company Ltd., ADR(a).................        39,942
                                                                         -----------
                                                                             141,929
                                                                         -----------
             SPAIN -- 9.3%
 2,435,400   Altadis, SA!!(a).........................................        44,722
 8,288,433   Banco Bilbao Vizcaya Argentaria SA, ADR(a)...............        97,638
10,301,530   Repsol YPF SA, ADR(a)....................................       130,828
 1,982,944   Telefonica SA, ADR!!.....................................        65,655
                                                                         -----------
                                                                             338,843
                                                                         -----------
             SWITZERLAND -- 3.7%
   869,700   Swisscom AG, ADR(a)......................................        26,004
 4,733,619   Zurich Financial Services AG, ADR(a).....................       109,769
                                                                         -----------
                                                                             135,773
                                                                         -----------
             UNITED KINGDOM -- 21.1%
   365,000   Allied Domecq plc, ADR...................................         2,236
 5,174,700   BAE Systems plc, ADR(a)..................................        98,741
 2,620,100   British American Tobacco plc, ADR(a).....................        50,149
 1,540,000   British Energy plc, ADR(a)...............................        16,601
   472,030   BT Group plc, ADR!!(a)...................................        18,966
 3,804,000   Corus Group plc, ADR!!(a)................................        46,675
12,147,935   Friends Provident plc!!..................................        33,735
28,000,000   Granada plc@.............................................        54,628
 1,241,500   HSBC Holdings plc, ADR(a)................................        72,355
 4,238,673   Imperial Chemical Industries plc, ADR(a).................        80,577
   336,200   Innogy Holdings plc, ADR.................................        12,843
18,541,415   Invensys plc, ADR(a).....................................        65,742
 1,658,281   Marks & Spencer Group plc, ADR!!(a)......................        54,973
   472,030   mmO2 plc, ADR!!..........................................         4,621
   312,000   Rolls-Royce plc, ADR(a)..................................         4,165
12,708,200   Royal & Sun Alliance Insurance Group plc.................        53,388
 2,515,850   South African Breweries plc@.............................        17,574
   379,600   South African Breweries plc..............................         2,652
 4,967,200   South African Breweries plc, ADR(a)......................        34,353
 1,352,600   Unilever plc, ADR(a).....................................        42,877
                                                                         -----------
                                                                             767,851
                                                                         -----------
             VENEZUELA -- 0.8%
 2,071,225   Cia Anonima Nacional Telefonos de Venezuela, ADR.........        28,583
                                                                         -----------
             TOTAL COMMON STOCKS
               (Cost: $3,637,900).....................................     3,526,966
                                                                         -----------
             PREFERRED STOCKS -- 1.1%
             BRAZIL -- 1.1%
   882,000   Companhia de Bebidas das Americas, ADR(a)................        17,208

                                                                            VALUE
  SHARES                                                                    (000)
------------------------------------------------------------------------------------
             BRAZIL -- (CONTINUED)
   663,200   Telecomunicacoes Brasileiras SA - Telebras, ADR(a).......   $    21,919
                                                                         -----------
                                                                              39,127
                                                                         -----------
             TOTAL PREFERRED STOCKS
               (Cost: $55,566)........................................        39,127
                                                                         -----------

  SHARES
  (000)
----------
             INVESTMENT COMPANIES -- 31.4%
               (Cost: $1,142,527)
 1,142,527   Nations Cash Reserves, Capital Class Shares#.............     1,142,527
                                                                         -----------
             TOTAL INVESTMENTS
               (Cost $4,835,993*)..............................  129.4%    4,708,620
                                                                         -----------
             OTHER ASSETS AND LIABILITIES (NET)................  (29.4)%
             Cash.....................................................   $       257
             Foreign cash (cost $46,733)..............................        46,754
             Receivable for investment securities sold................        12,254
             Dividends receivable.....................................        16,712
             Interest receivable......................................           247
             Collateral on securities loaned..........................    (1,049,219)
             Investment advisory fee payable..........................        (2,549)
             Administration fee payable...............................          (150)
             Payable for investment securities purchased..............       (93,497)
             Accrued Trustees' fees and expenses......................           (29)
             Accrued expenses and other liabilities...................          (116)
                                                                         -----------
             TOTAL OTHER ASSETS AND LIABILITIES (NET).................    (1,069,336)
                                                                         -----------
             NET ASSETS........................................  100.0%  $ 3,639,284
                                                                         ===========

---------------

 *Federal Income Tax Information: Net unrealized depreciation of
  $127,373 on investment securities was comprised of gross appreciation of $277,932 and gross depreciation of $405,305 for federal income tax purposes. At March 31, 2002, the aggregate cost of securities for federal income tax purposes was $4,835,993.

 @Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

 !!
  Non-income producing security.

 #Money market mutual fund registered under the Investment Company
  Act of 1940, as amended, and sub-advised by Banc of America Capital Management, LLC. A portion of this amount represents cash collateral received from securities lending activity (see Note 5). The portion that represents cash collateral is $1,049,219.

(a)
  All or a portion of security was on loan at March 31, 2002. The aggregate cost and market value of securities on loan at March 31, 2002 is $1,087,619 and $986,708, respectively.

ADR  --   American Depository Receipt

                       SEE NOTES TO FINANCIAL STATEMENTS.
 76

NATIONS MASTER INVESTMENT TRUST

Nations International Value Master Portfolio
  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2002

At March 31, 2002, sector diversification was as follows:

                                                                 % OF NET            VALUE
SECTOR DIVERSIFICATION                                            ASSETS             (000)
-----------------------------------------------------------------------------------------------
Common stocks:
Telecommunications services.................................       16.2%        $       592,591
Diversified electronics.....................................       15.2                 554,039
Intergrated oil.............................................        7.2                 261,015
Electrical equipment........................................        4.8                 175,765
Financial services..........................................        4.5                 162,994
Tobacco.....................................................        4.4                 161,124
Aerospace and defense.......................................        4.3                 155,208
Electrical power -- Non nuclear.............................        3.5                 129,144
Banking.....................................................        3.5                 127,996
Housing and furnishing......................................        2.9                 104,397
Heavy machinery.............................................        2.7                  97,393
Pharmaceuticals.............................................        2.6                  93,456
Insurance...................................................        2.4                  87,123
Metals and mining...........................................        2.4                  86,052
Networking and telecommunications equipment.................        2.2                  81,791
Conglomerates...............................................        2.2                  80,907
Chemicals -- Basic..........................................        2.2                  80,577
Oil and gas.................................................        2.1                  75,172
Beverages...................................................        2.1                  74,023
Other.......................................................        9.5                 346,199
                                                                  -----         ---------------
TOTAL COMMON STOCKS.........................................       96.9               3,526,966
PREFERRED STOCKS............................................        1.1                  39,127
INVESTMENT COMPANIES........................................       31.4               1,142,527
                                                                  -----         ---------------
TOTAL INVESTMENTS...........................................      129.4               4,708,620
OTHER ASSETS AND LIABILITIES (NET)..........................      (29.4)             (1,069,336)
                                                                  -----         ---------------
NET ASSETS..................................................      100.0%        $     3,639,284
                                                                  =====         ===============

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS MASTER INVESTMENT FUNDS

Nations International Equity Master Portfolio
  STATEMENT OF NET ASSETS                                     MARCH 31, 2002

                                                                          VALUE
  SHARES                                                                  (000)
---------------------------------------------------------------------------------
             COMMON STOCKS -- 95.0%
             AUSTRALIA -- 2.0%
   197,043   Broken Hill Proprietary Company, Ltd. ...................   $  1,199
   235,000   National Australia Bank Ltd. ............................      4,285
   367,034   Publishing & Broadcasting Limited........................      1,949
    33,620   Rio Tinto Ltd. ..........................................        676
    86,205   The News Corporation Ltd., ADR...........................      2,447
                                                                         --------
                                                                           10,556
                                                                         --------
             BELGIUM -- 0.2%
    59,338   Dexia....................................................        897
                                                                         --------
             BERMUDA -- 0.6%
   108,690   Accenture Ltd.!!@(a).....................................      2,902
                                                                         --------
             BRAZIL -- 1.6%
     5,000   Banco Bradesco SA, ADR(a)................................        151
     9,500   Banco Itau SA, ADR.......................................        381
    29,400   Companhia Paranaense de Energia-Copel, ADR(a)............        229
    14,900   Companhia Vale do Rio Doce, ADR..........................        395
    48,800   Companhia Vale do Rio Doce!!.............................      1,337
    67,289   Embraer Aircraft Corporation, ADR(a).....................      1,358
   149,275   Petroleo Brasileiro SA, ADR(a)...........................      3,951
    18,700   Unibanco - Uniao De Bancos Brasileiros SA(a).............        457
                                                                         --------
                                                                            8,259
                                                                         --------
             CANADA -- 3.3%
   108,000   Barrick Gold Corporation(a)..............................      2,004
    56,696   Canadian National Railway Company(a).....................      2,833
    12,620   Royal Bank of Canada.....................................        421
   112,052   Shaw Communications Inc. ................................      2,007
    68,295   Sun Life Financial Services of Canada....................      1,475
    22,516   Suncor Energy, Inc. .....................................        812
    38,050   Toronto-Dominion Bank....................................      1,041
   360,344   Westjet Airlines Ltd. ...................................      6,719
                                                                         --------
                                                                           17,312
                                                                         --------
             CHINA -- 0.6%
    74,204   Aluminum Corporation of China Ltd., ADR!!(a).............      1,644
    69,800   CNOOC Ltd., ADR..........................................      1,731
                                                                         --------
                                                                            3,375
                                                                         --------
             DENMARK -- 0.7%
    92,181   Danske Bank A/S(a).......................................      1,439
    38,746   Novo Nordisk A/S, Class B(a).............................      1,544
    23,262   TDC A/S(a)...............................................        748
                                                                         --------
                                                                            3,731
                                                                         --------
             FINLAND -- 0.3%
    76,231   Stora Enso Oyj 'R'(a)....................................        964
    24,498   TietoEnator Oyj@(a)......................................        620
                                                                         --------
                                                                            1,584
                                                                         --------
             FRANCE -- 10.1%
    27,415   Accor SA.................................................      1,100
    22,059   Aventis SA...............................................      1,534
    43,292   BNP Paribas SA...........................................      2,187
    60,445   Bouygues SA..............................................      1,975
    17,500   Compagnie De Saint-Gobain................................      2,856

                                                                          VALUE
  SHARES                                                                  (000)
---------------------------------------------------------------------------------
             FRANCE -- (CONTINUED)
    85,000   Compagnie Generale des Etablissements Michelin...........   $  3,229
     6,652   Groupe Danone............................................        784
    75,363   Havas Advertising SA.....................................        679
   168,346   JC Decaux SA!!...........................................      1,953
    18,703   Lafarge SA...............................................      1,672
     3,780   PSA Peugeot Citroen......................................        187
    15,622   Publicis SA..............................................        530
    75,657   Sanofi-Synthelabo SA.....................................      4,858
   113,248   Societe Generale 'A'.....................................      7,163
    38,205   Societe Television Francaise 1...........................      1,189
   123,206   Thomson Multimedia!!(a)..................................      3,838
    96,946   TotalFinaElf SA..........................................     14,968
    62,000   Vivendi Universal SA!!...................................      2,411
                                                                         --------
                                                                           53,113
                                                                         --------
             GERMANY -- 7.0%
    16,667   Allianz AG...............................................      3,940
   125,452   AWD Holdings AG..........................................      3,173
   102,413   BASF AG(a)...............................................      4,155
    55,900   Bayer AG.................................................      1,897
   227,980   Bayerische Motoren Werke (BMW) AG!!......................      9,088
     3,100   DePfa Deutsche Pfandbriefbank AG(a)......................        223
    44,000   Deutsche Bank AG (REGD)..................................      2,814
    60,096   Deutsche Post AG (REGD)@.................................        899
    45,000   KarstadtQuelle AG........................................      1,464
    34,286   Metro AG!!(a)............................................      1,152
    15,352   Muenchener Rueckversicherungs - Gesellschaft AG@.........      3,817
    30,000   SAP AG, ADR(a)...........................................      1,116
    51,346   Schering AG..............................................      3,001
     8,192   Volkswagen AG............................................        429
                                                                         --------
                                                                           37,168
                                                                         --------
             HONG KONG -- 1.0%
   233,100   Cheung Kong (Holdings) Ltd. .............................      2,085
   575,000   China Mobile (HK) Ltd.!!.................................      1,777
   267,500   Hong Kong & China Gas Company Ltd. ......................        372
   230,500   Hong Kong Electric Holdings Ltd. ........................        872
                                                                         --------
                                                                            5,106
                                                                         --------
             IRELAND -- 2.1%
   103,806   Allied Irish Banks plc...................................      1,277
   142,130   CRH plc..................................................      2,502
    21,756   DePfa Bank plc(a)........................................      1,461
   188,902   Ryanair Holdings plc, ADR!!(a)...........................      5,669
                                                                         --------
                                                                           10,909
                                                                         --------
             ITALY -- 3.6%
   179,978   Banca Popolare Di Verona Scrl............................      2,060
    57,000   ENI SpA, ADR(a)..........................................      4,107
 1,298,250   IntesaBci SpA!!(a).......................................      3,895
    25,900   Mediaset SpA.............................................        223
    96,000   San Paolo - IMI SpA, ADR(a)..............................      2,260
   136,275   San Paolo - IMI SpA!!....................................      1,603
   127,643   Telecom Italia Mobile SpA................................        619
   347,000   Telecom Italia SpA.......................................      2,858
   221,600   Telecom Italia SpA, RNC..................................      1,218
                                                                         --------
                                                                           18,843
                                                                         --------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 78

NATIONS MASTER INVESTMENT FUNDS

Nations International Equity Master Portfolio
  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2002

                                                                          VALUE
  SHARES                                                                  (000)
---------------------------------------------------------------------------------
             JAPAN -- 15.0%
    10,800   Acom Company, Ltd.@(a)...................................   $    654
     4,900   Advantest Corporation(a).................................        368
     4,800   Aiful Corporation........................................        264
    12,900   Asatsu-DK Inc. ..........................................        272
   141,000   CANON Inc. ..............................................      5,235
    97,690   CANON Inc., ADR..........................................      3,629
     5,200   Fast Retailing Company, Ltd.!!...........................        127
   141,000   Fuji Photo Film Company, Ltd. ...........................      4,436
       116   Fuji Television Network, Inc. ...........................        602
       800   Fujitsu Ltd. ............................................          6
   360,000   Hitachi, Ltd. ...........................................      2,632
   100,100   Honda Motor Company Ltd. ................................      4,207
    58,000   Ito-Yokado Company, Ltd. ................................      2,306
        10   Japan Telecom Company Ltd. ..............................         31
    41,000   Kao Corporation(a).......................................        764
    40,000   Kyocera Corporation!!....................................      2,768
    69,000   Matsushita Electric Works, Ltd.(a).......................        526
   288,000   Nikko Cordial Corporation................................      1,271
     7,000   Nintendo Company, Ltd. ..................................      1,030
       825   Nippon Telegraph and Telephone Corporation(a)............      3,168
     3,100   Nippon Television Network Corporation....................        705
 1,108,000   Nissan Motor Company, Ltd.!!(a)..........................      8,008
       488   NTT DoCoMo, Inc.@........................................      1,326
     1,952   NTT DoCoMo, Inc.!!.......................................      5,287
     9,000   Olympus Optical Company, Ltd. ...........................        112
    10,200   Orix Corporation.........................................        765
     7,800   Rohm Company Ltd. .......................................      1,171
    39,000   Sankyo Company, Ltd. ....................................        596
       700   Sharp Corporation........................................          9
   126,000   Shin-Etsu Chemical Company, Ltd. ........................      5,333
    33,000   Shionogi and Company, Ltd. ..............................        518
    99,000   Sony Corporation.........................................      5,147
       700   Sumitomo Corporation.....................................          4
    42,000   Takeda Chemical Industries, Ltd. ........................      1,702
    32,000   Takefuji Corporation@....................................      1,961
    42,000   TDK Corporation(a).......................................      2,256
   865,000   The Seiyu, Ltd.!!........................................      3,035
   259,000   Tokyo Gas Company Ltd.(a)................................        627
   236,400   Toyota Motor Corporation(a)..............................      6,814
                                                                         --------
                                                                           79,672
                                                                         --------
             MEXICO -- 2.6%
    81,300   Cemex SA de CV, ADR......................................      2,402
   226,800   Corporacion Geo S.A. de C.V., Series B!!.................        541
    13,000   Fomento Economico Mexicano SA de C.V., ADR...............        613
   660,908   Grupo Financiero BBVA Bancomer, SA de CV (GFB)!!.........        724
    25,939   Grupo Televisa SA, ADR!!.................................      1,258
   116,286   Telefonos de Mexico SA de CV 'L', ADR(a).................      4,697
 1,033,890   Wal-Mart de Mexico SA de CV, Series V....................      3,395
                                                                         --------
                                                                           13,630
                                                                         --------
             NETHERLANDS -- 7.9%
   193,000   ABN AMRO Holding NV......................................      3,665
    34,177   Akzo Nobel NV............................................      1,598
    62,136   ASM Lithography Holding NV!!.............................      1,567
   164,436   Elsevier NV..............................................      2,203
    16,740   Gucci Group NV (REGD)....................................      1,549
   102,847   Heineken Holding NV 'A'..................................      3,140
     7,910   Heineken NV..............................................        322
   425,604   ING Groep NV.............................................     11,584
   145,000   Koninklijke (Royal) Philips Electronics NV...............      4,423
    33,500   TPG NV...................................................        696
    84,478   Unilever NV..............................................      4,849
    70,000   Unilever NV, NY Shares...................................      3,976
    57,921   VNU NV...................................................      1,839
                                                                         --------
                                                                           41,411
                                                                         --------
             NORWAY -- 0.4%
   285,000   Statoil ASA!!............................................      2,259
                                                                         --------
             PORTUGAL -- 0.8%
   257,684   Portugal Telecom, SGPS, SA (REGD)!!......................      1,918
   322,000   Portugal Telecommunications, SGPS, SA, ADR!!.............      2,373
                                                                         --------
                                                                            4,291
                                                                         --------
             SINGAPORE -- 0.5%
    79,256   DBS Group Holdings Ltd. .................................        636
    99,850   Overseas-Chinese Banking Corporation Ltd. ...............        747
     7,000   Singapore Airlines Ltd. .................................         55
    55,000   Singapore Press Holdings, Ltd. ..........................        734
    34,000   United Overseas Bank.....................................        280
                                                                         --------
                                                                            2,452
                                                                         --------
             SOUTH KOREA -- 4.0%
    66,870   Kookmin Bank.............................................      2,797
       903   Kookmin Bank, ADR!!......................................         38
   338,600   Korea Electric Power Corporation, ADR!!(a)...............      3,569
   154,000   Korea Telecom Corporation, ADR(a)........................      3,693
    17,400   Korea Tobacco & Ginseng Corporation@(a)(b)...............        114
    31,300   Pohang Iron & Steel Company Ltd., ADR(a).................        818
    34,115   Samsung Electronics......................................      9,191
    44,200   SK Telecom Company Ltd., ADR!!(a)........................      1,087
                                                                         --------
                                                                           21,307
                                                                         --------
             SPAIN -- 2.6%
    17,105   Altadis, SA!!............................................        315
    78,505   Banco Popular Espanol SA.................................      2,959
   436,240   Corporacion Mapfre, Compania Internacional de Reaseguros,
               SA.....................................................      2,934
   240,000   Endesa SA................................................      3,570
    10,772   Iberdrola SA.............................................        141
   108,704   INDITEX SA!!.............................................      2,044
   125,000   Repsol YPF SA, ADR.......................................      1,588
                                                                         --------
                                                                           13,551
                                                                         --------
             SWEDEN -- 1.5%
   471,121   Ericsson AB (LM) 'B'.....................................      1,992
   238,935   Investor AB 'B'..........................................      2,687
   103,810   Nordea AB................................................        591

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS MASTER INVESTMENT FUNDS

Nations International Equity Master Portfolio
  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2002

                                                                          VALUE
  SHARES                                                                  (000)
---------------------------------------------------------------------------------
             SWEDEN -- (CONTINUED)
    40,772   Sandvik AB(a)............................................   $    970
    27,820   Securitas AB.............................................        552
    82,510   Svenska Handelsbanken AB 'A'(a)..........................      1,183
                                                                         --------
                                                                            7,975
                                                                         --------
             SWITZERLAND -- 6.9%
    18,450   Ciba Specialty Chemicals AG(a)...........................      1,396
    85,452   Compagnie Financiere Richemont AG!!......................      1,969
     2,200   Holcim Ltd. .............................................        498
     3,270   Julius Baer Holdings Ltd., Zurich(a).....................      1,048
    36,944   Nestle SA (REGD)(a)......................................      8,216
   177,808   Novartis AG!!(a).........................................      6,994
    28,000   Roche Holding AG(a)......................................      2,177
     1,441   Syngenta AG (REGD)!!(a)..................................         89
    38,479   Syngenta AG!!(a).........................................      2,351
       695   Synthes - Stratec Inc.!!.................................        457
     7,120   The Swatch Group AG., Class B!!(a).......................        725
    14,630   The Swatch Group AG!!(a).................................        316
   146,028   UBS AG!!(a)..............................................      7,188
    12,500   Zurich Financial Services AG(a)..........................      2,899
                                                                         --------
                                                                           36,323
                                                                         --------
             UNITED KINGDOM -- 19.4%
   277,700   Abbey National plc.......................................      3,939
   293,494   Arm Holdings plc!!.......................................      1,187
   162,024   AstraZeneca plc..........................................      8,045
   529,121   BAE Systems plc..........................................      2,524
   149,429   Billiton plc.............................................        852
    39,393   BOC Group plc............................................        597
   354,000   BP Amoco plc!!...........................................      3,151
   650,000   BT Group plc!!...........................................      2,592
   430,300   Cadbury Schweppes plc....................................      2,970
   118,050   Compass Group plc........................................        790
   420,600   Diageo plc...............................................      5,498
   405,261   GlaxoSmithKline plc......................................      9,545
    75,800   Hays plc.................................................        195
    52,920   HSBC Holdings plc........................................        612
   430,000   HSBC Holdings plc (REGD).................................      4,962
   322,200   Kingfisher plc...........................................      1,776
   311,666   Marks & Spencer Group plc................................      1,710
   113,200   New Dixons Group plc.....................................        422
   301,944   Northern Rock plc........................................      3,010
    28,937   Rio Tinto plc (REGD).....................................        572
   800,000   Rolls-Royce plc..........................................      2,148

                                                                          VALUE
  SHARES                                                                  (000)
---------------------------------------------------------------------------------
             UNITED KINGDOM -- (CONTINUED)
   264,760   Royal Bank of Scotland plc@..............................   $  6,817
   846,576   Scottish Power plc.......................................      4,333
 1,402,722   Shell Transport and Trading Company plc..................     10,448
   430,896   Smiths Group plc.........................................      4,977
   103,600   South African Breweries plc@.............................        724
   570,188   Tesco plc................................................      1,957
    93,386   United Business Media plc................................        813
 4,577,683   Vodafone Group plc.......................................      8,457
   623,750   WPP Group plc............................................      7,124
                                                                         --------
                                                                          102,747
                                                                         --------
             UNITED STATES -- 0.3%
    15,692   L-3 Communications Holdings, Inc.!!(a)...................      1,758
                                                                         --------
             TOTAL COMMON STOCKS
               (Cost: $491,421).......................................    501,131
                                                                         --------
             PREFERRED STOCKS -- 1.5%
             BRAZIL -- 0.1%
    29,754   Companhia de Bebidas das Americas, ADR...................        581
                                                                         --------
             GERMANY -- 1.4%
    16,062   Porsche AG...............................................      7,300
                                                                         --------
             TOTAL PREFERRED STOCKS
               (Cost: $6,676).........................................      7,881
                                                                         --------
             WARRANTS -- 0.1%
               (Cost: $474)
             UNITED STATES -- 0.1%
     6,000   Infosys Technologies Ltd.(b).............................        461
                                                                         --------
PRINCIPAL
  AMOUNT
  (000)
----------
             U.S. GOVERNMENT AND AGENCY OBLIGATIONS -- 0.9%
               (Cost: $5,000)
$    5,000   Federal Home Loan Bank
               1.740% 04/01/02........................................      5,000
                                                                         --------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 80

NATIONS MASTER INVESTMENT FUNDS

Nations International Equity Master Portfolio
  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2002

  SHARES                                                                  VALUE
  (000)                                                                   (000)
---------------------------------------------------------------------------------
             INVESTMENT COMPANIES -- 18.2%
               (Cost: $95,829)
    95,829   Nations Cash Reserves, Capital Class Shares#.............   $ 95,829
                                                                         --------
             TOTAL INVESTMENTS
               (Cost $599,400*)................................  115.7%   610,302
                                                                         --------
             OTHER ASSETS AND LIABILITIES (NET)................  (15.7)%
             Receivable for investment securities sold................   $ 10,163
             Dividends receivable.....................................      1,875
             Interest receivable......................................         23
             Collateral on securities loaned..........................    (88,999)
             Investment advisory fee payable..........................       (355)
             Administration fee payable...............................        (22)
             Due to custodian.........................................     (1,752)
             Payable for investment securities purchased..............     (3,562)
             Accrued Trustees' fees and expenses......................        (29)
             Accrued expenses and other liabilities...................       (137)
                                                                         --------
             TOTAL OTHER ASSETS AND LIABILITIES (NET).................    (82,795)
                                                                         --------
             NET ASSETS........................................  100.0%  $527,507
                                                                         ========

---------------

 *Federal Income Tax Information: Net unrealized depreciation of $2,657 on investment securities was comprised of gross appreciation of $49,246 and gross depreciation of $51,903 for federal income tax purposes. At March 31, 2002, the aggregate cost of securities for federal income tax purposes was $612,959.

 @Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

 !!
  Non-income producing security.

 +Amount represents less than 0.01%.

 #Money market mutual fund registered under the Investment Company
  Act of 1940, as amended, and sub-advised by Banc of America Capital Management, LLC. A portion of this amount represents cash collateral received from securities lending activity (see Note 5). The portion that represents cash collateral is $88,999.

(a)
  All or a portion of security was on loan at March 31, 2002. The aggregate cost and market value of securities on loan at March 31, 2002 is $79,758 and $84,574, respectively.

(b)
  Fair valued security.

ADR  --   American Depository Receipt

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations International Equity Master Portfolio
  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2002

At March 31, 2002, sector diversification was as follows:

                                                                 % OF NET            VALUE
SECTOR DIVERSIFICATION                                            ASSETS             (000)
-----------------------------------------------------------------------------------------------
Common stocks:
Commercial banking..........................................       12.0%        $        63,335
Telecommunications services.................................        7.9                  41,849
Integrated oil..............................................        7.7                  40,756
Automotive..................................................        7.5                  39,262
Pharmaceuticals.............................................        7.4                  38,970
Insurance...................................................        4.5                  23,750
Food products...............................................        4.1                  21,585
Publishing and advertising..................................        3.1                  16,147
Electronics.................................................        2.6                  13,646
Airlines....................................................        2.4                  12,443
Computers and office equipment..............................        2.1                  11,126
Semiconductors..............................................        2.0                  10,758
Broadcasting and cable......................................        2.0                  10,380
Conglomerates...............................................        1.9                  10,079
Diversified electronics.....................................        1.8                   9,637
Metals and mining...........................................        1.8                   9,497
Chemicals -- Specialty......................................        1.7                   9,169
Electric power -- Non nuclear...............................        1.7                   8,916
Banking.....................................................        1.7                   8,866
Other.......................................................       19.1                 100,960
                                                                  -----         ---------------
TOTAL COMMON STOCKS.........................................       95.0                 501,131
PREFERRED STOCKS............................................        1.5                   7,881
U.S. GOVERNMENT OBLIGATIONS.................................        0.9                   5,000
WARRANTS....................................................        0.1                     461
INVESTMENT COMPANIES........................................       18.2                  95,829
                                                                  -----         ---------------
TOTAL INVESTMENTS...........................................      115.7                 610,302
OTHER ASSETS AND LIABILITIES (NET)..........................      (15.7)                (82,795)
                                                                  -----         ---------------
NET ASSETS..................................................      100.0%        $       527,507
                                                                  =====         ===============

                       SEE NOTES TO FINANCIAL STATEMENTS.
 82

NATIONS MASTER INVESTMENT TRUST

  STATEMENTS OF OPERATIONS

For the year ended March 31, 2002

                                                                INTERNATIONAL      INTERNATIONAL
                                                                    VALUE              EQUITY
                                                                    MASTER             MASTER
                                                                  PORTFOLIO          PORTFOLIO
                                                                ---------------------------------
(IN THOUSANDS)
INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $7,061 and
  $1,827, respectively).....................................    $       58,065     $       11,257
Dividends income from affiliated funds......................             3,216                612
Interest....................................................                 1                127
Securities lending..........................................             3,468                537
                                                                --------------     --------------
    Total investment income.................................            64,750             12,533
                                                                --------------     --------------
EXPENSES:
Investment advisory fee.....................................            23,000              4,888
Administration fee..........................................             1,278                305
Custodian fees..............................................               257                364
Legal and audit fees........................................                40                 41
Trustees' fees and expenses.................................                29                 28
Interest expense............................................                 3                 63
Other.......................................................                 9                 29
                                                                --------------     --------------
    Total expenses..........................................            24,616              5,718
Fees waived by investment advisor...........................              (857)                --
Fees reduced by credits allowed by the custodian............               (34)                (1)
                                                                --------------     --------------
    Net expenses............................................            23,725              5,717
                                                                --------------     --------------
NET INVESTMENT INCOME.......................................            41,025              6,816
                                                                --------------     --------------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) from:
  Security transactions.....................................            79,453           (100,139)
  Futures contracts.........................................                --               (675)
  Forward foreign exchange contracts, foreign currencies and
    other net assets........................................              (661)              (923)
                                                                --------------     --------------
Net realized gain/(loss) on investments.....................            78,792           (101,737)
                                                                --------------     --------------
Change in unrealized appreciation/(depreciation) of:
  Securities................................................           (57,994)            70,186
  Futures contracts.........................................                --                (54)
  Forward foreign exchange contracts, foreign currencies and
    other net assets........................................               (33)               103
                                                                --------------     --------------
Net change in unrealized appreciation/(depreciation) of
  investments...............................................           (58,027)            70,235
                                                                --------------     --------------
Net realized and unrealized gain/(loss) on investments......            20,765            (31,502)
                                                                --------------     --------------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS................................................    $       61,790     $      (24,686)
                                                                ==============     ==============

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS MASTER INVESTMENT TRUST

  STATEMENTS OF CHANGES IN NET ASSETS

                                                               INTERNATIONAL VALUE                 INTERNATIONAL EQUITY
                                                                 MASTER PORTFOLIO                    MASTER PORTFOLIO
                                                         --------------------------------    ---------------------------------
                                                           YEAR ENDED        YEAR ENDED        YEAR ENDED         YEAR ENDED
                                                            3/31/02           3/31/01           3/31/02            3/31/01
                                                         ---------------------------------------------------------------------
(IN THOUSANDS)
Net investment income................................    $       41,025    $       28,132    $        6,816     $       10,725
Net realized gain/(loss) on investments..............            78,792            34,050          (101,737)           (30,925)
Net change in unrealized appreciation/(depreciation)
  of investments.....................................           (58,027)         (112,412)           70,235           (246,000)
                                                         --------------    --------------    --------------     --------------
Net increase/(decrease) in net assets resulting from
  operations.........................................            61,790           (50,230)          (24,686)          (266,200)
Contributions........................................         3,890,748         2,266,519         1,514,448          3,172,103
Withdrawals..........................................        (2,083,166)       (1,302,473)       (1,745,362)        (3,051,242)
                                                         --------------    --------------    --------------     --------------
Net increase/(decrease) in net assets................         1,869,372           913,816          (255,600)          (145,339)
NET ASSETS:
Beginning of year....................................         1,769,912           856,096           783,107            928,446
                                                         --------------    --------------    --------------     --------------
End of year..........................................    $    3,639,284    $    1,769,912    $      527,507     $      783,107
                                                         ==============    ==============    ==============     ==============

  FINANCIAL HIGHLIGHTS

                                                                                                              WITHOUT WAIVERS
                                                                   RATIO OF                                   AND/OR EXPENSE
                                                                  OPERATING                                   REIMBURSEMENTS
                                                                   EXPENSES                                   ---------------
                                                     RATIO OF     INCLUDING      RATIO OF NET                    RATIO OF
                                                     OPERATING     INTEREST       INVESTMENT                     OPERATING
                                                    EXPENSE TO     EXPENSE      INCOME/(LOSS)     PORTFOLIO     EXPENSES TO
                                           TOTAL    AVERAGE NET   TO AVERAGE      TO AVERAGE      TURNOVER        AVERAGE
                                          RETURN@     ASSETS      NET ASSETS      NET ASSETS        RATE        NET ASSETS
                                          -----------------------------------------------------------------------------------
INTERNATIONAL VALUE MASTER PORTFOLIO:
Year ended 3/31/2002..................      0.08%      0.93%(c)        --(d)         1.61%           19%           0.96%(c)
Year ended 3/31/2001..................        --       0.87(c)         --(d)         2.16            14            0.97(c)
Period ended 3/31/2000(a).............        --       0.88+           --            2.31+           22            0.98+
INTERNATIONAL EQUITY MASTER PORTFOLIO:
Year ended 3/31/2002..................     (5.41)%     0.92%(c)      0.93%           1.12%           85%           0.94%(c)
Year ended 3/31/2001..................        --       0.92          0.93            1.13            92            0.93
Period ended 3/31/2000(b).............        --       0.92+         0.94+           0.10+           48            0.94+

---------------

 + Annualized.

(a)International Value Master Portfolio commenced operations on October 18,
   1999.

(b)International Equity Master Portfolio commenced operations on October 8,
   1999.

(c)The effect of the custodial expense offset (Note 2) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

(d)The effect of interest expense on the operating expense ratio was less than 0.01%.

 @ Total return for the Portfolio has been calculated based on the total return for the Feeder Fund adjusted for the applicable Feeder Fund expenses as set out in the notes to financial statements.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 84

NATIONS MASTER INVESTMENT TRUST

  NOTES TO FINANCIAL STATEMENTS

Nations Master Investment Trust (the "Master Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. At March 31, 2002, the Master Trust offered seventeen separate portfolios. These financial statements pertain only to International Value Master Portfolio and International Equity Master Portfolio (each a "Master Portfolio" and collectively, the "Master Portfolios"). Financial statements for the other portfolios of the Master Trust are presented under separate cover.

The following investors were invested in the Master Portfolios at March 31, 2002:

International Value Master Portfolio:
Nations International Value Fund.............   85.5%
Nations International Value Fund
  (Offshore).................................    1.6%
Banc of America Capital Management Funds
  VII -- International Value Fund............   12.9%
International Equity Master Portfolio:
Nations International Equity Fund............  100.0%

1.  SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Master Portfolios in the preparation of their financial statements.

Securities valuation: Securities, including futures contracts, traded on a recognized exchange or on NASDAQ are valued at the last sale price on the exchange or market on which such securities are primarily traded. Securities traded only over-the-counter are valued at the last sale price, or if no sale occurred on such day, at the mean of the current bid and asked prices. Securities which are primarily traded on foreign securities exchanges are valued at the last available closing values on their respective exchanges where primarily traded, or at the mean between the closing bid and ask prices if no sales are recorded. Debt securities are generally valued by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate, maturity and general market conditions. Restricted securities, securities for which market quotations are not readily available, and certain other assets may be valued under procedures adopted by the Board of Trustees. Short-term investments that mature in 60 days or less are valued at amortized cost, which approximates current market value. Investments in other Nations Funds are valued at their net asset value determined as of the close of the New York Stock Exchange on the valuation date.

Futures contracts: A Master Portfolio may invest in futures contracts for the purposes of hedging against changes in values of the Portfolio's securities or changes in the prevailing levels of interest rates or currency exchange rates or to gain exposure to the equity market. Upon entering into a futures contract, a Master Portfolio is required to deposit with the broker and amount of cash or liquid securities equal to a specified percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by a Master Portfolio each day, depending on the daily fluctuation of the value of the contract.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by "marking-to-market" on a daily basis to reflect changes in the market value of the contract. When the contract is closed, a Master Portfolio records a realized gain or loss equal to the difference between the value of the contract on the closing date and the value of the contract when originally entered into.

Risks of investments in futures contracts include the possible adverse movement of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts, that a change in the value of the contract may not correlate with a change in the value of the underlying securities, or that the counterparty to a contract may default on its obligation to perform.

Foreign currency transactions: The books and records of the Master Portfolios are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of a Master Portfolio and the amounts actually received. The effects of changes in

NATIONS MASTER INVESTMENT TRUST
foreign currency exchange rates on securities are not separately identified in the Statements of operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on securities.

Forward foreign currency transactions: Generally, each Master Portfolio may enter into forward currency exchange contracts only under two circumstances: (i) when a Master Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, to "lock in" the U.S. exchange rate of the transaction, with such period being a short-dated contract covering the period between transaction date and settlement date; or (ii) when the investment adviser or sub-adviser believes that the currency of a particular foreign country may experience a substantial movement against the U.S. dollar. Forward foreign currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by a Master Portfolio as an unrealized gain or loss. When the contract is closed or offset with the same counterparty, a Master Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed or offset.

Forward foreign currency contracts will be used primarily to protect the Master Portfolio from adverse currency movements and will generally not be entered into for terms greater than one year. The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of a Master Portfolio's investment securities; however, it does establish a rate of exchange that can be achieved in the future. The use of forward foreign currency contracts involves the risk that anticipated currency movements will not be accurately predicted. A forward foreign currency contract would limit the risk of loss due to decline in the value of a particular currency; however, it also would limit any potential gain that might result should the value of the currency increase instead of decrease. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Statements of net assets. In addition, the Master Portfolios could be exposed to risks if counterparties to the contracts are unable to meet the terms of their contracts. The counterparty risk exposure is, therefore, closely monitored and contracts are only executed with high credit quality financial institutions. The Funds had no forward foreign currency contracts outstanding at March 31, 2002.

Securities transactions and investment income: Securities transactions are recorded on trade date. Realized gains and losses are computed based on the specific identification of securities sold. Interest income, adjusted for accretion of discounts and amortization of premiums, is earned from settlement date and recorded on an accrual basis. Dividend income is recorded on ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Master Portfolios are informed of the ex-dividend date.

Federal income taxes: The Master Portfolios are treated as partnerships for federal income tax purposes and therefore are not subject to federal income tax. Each investor in the Master Portfolios will be subject to taxation on its allocated share of the Master Portfolio's ordinary income and capital gains.

The Master Portfolios may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Master Portfolios will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

Expenses: General expenses of the Master Trust are allocated to the Master Portfolios based upon their relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to a Master Portfolio are charged to such Portfolio.

2. INVESTMENT ADVISORY FEE, SUB-ADVISORY FEE, ADMINISTRATION FEE AND RELATED PARTY TRANSACTIONS

The Master Trust has entered into an investment advisory agreement (the "Investment Advisory Agreement") with Banc of America Advisors, LLC ("BA Advisors"), a wholly-owned subsidiary of Bank of America, N.A. ("Bank of America"), which in turn is a wholly-owned banking subsidiary of Bank of America Corporation, a bank holding company organized as a Delaware corporation, pursuant to which BA Advisors provides investment advisory services to the Master Portfolios. Under the terms of the Investment Advisory Agreement, BA Advisors is entitled to receive an advisory fee, calculated daily and payable monthly, based on the

NATIONS MASTER INVESTMENT TRUST
following annual rates multiplied by the average daily net assets of each Master
Portfolio:

                                            ANNUAL RATE
                                            -----------
International Value Master Portfolio......     0.90%
International Equity Master Portfolio.....     0.80%

The Master Trust has, on behalf on the International Value Master Portfolio, entered into a sub-advisory agreement with BA Advisors and Brandes Investment Partners, L.P. ("Brandes"), pursuant to which Brandes is entitled to receive a sub-advisory fee from BA Advisors at the maximum annual rate of 0.50% of the Master Portfolio's average daily net assets.

The International Equity Master Portfolio is a "multi-manager" fund, which means that it is managed by more than one sub-adviser. INVESCO Global Asset Management (N.A.), Inc. ("INVESCO"), Putnam Investment Management, Inc. ("Putnam") and effective January 15, 2002, Marsico Capital Management, LLC ("Marsico") each manage approximately one-third of the assets of the Master Portfolio. Pursuant to the sub-advisory agreement, INVESCO, Putnam and Marsico are entitled to receive a fee from BA Advisors at the maximum annual rate of 0.65% of the first $60 million, 0.55% of the next $130 million, 0.45% of the next $200 million and 0.40% over $390 million of the Master Portfolios' average daily net assets under management. Prior to January 15, 2002, Gartmore Global Partners was one-third of the portfolio management team and entitled to the same maximum annual rate listed above.

For the period April 1, 2001 and until July 31, 2001, BA Advisors waived 0.10% of International Value Master Portfolio's advisory fee as a percentage of the Master Portfolio's average daily net assets. For the period beginning March 8, 2002, BA Advisors voluntarily agreed to limit total annual operating expenses to 0.90% of the Master Portfolio's average daily net assets. There is no guarantee that this limitation will continue.

Stephens Inc. ("Stephens") and BA Advisors serve as co-administrators of the Master Trust. Under the co-administration agreements, Stephens and BA Advisors are currently entitled to receive a combined fee, computed daily and paid monthly, at the maximum annual rate of 0.05% of each Master Portfolio's average daily net assets. The Bank of New York ("BNY") serves as sub-administrator of the Master Trust pursuant to an agreement with BA Advisors. For the year ended March 31, 2002, BA Advisors earned 0.05% from the average daily net assets of the Master Portfolios for its co-administration services.

BNY serves as the custodian of the Master Trust's assets. For the year ended March 31, 2002, expenses of the Master Portfolios were reduced by $35,700 under expense offset arrangements with BNY. The Master Portfolios could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if they had not entered into such arrangements.

No officer, director or employee of Bank of America or BA Advisors, or any affiliate thereof, receives any compensation from the Master Trust for serving as a Trustee or officer of the Master Trust.

The Master Trust's eligible Trustees may participate in non-qualified deferred compensation and retirement plans which may be terminated at any time. All benefits provided under these plans are unfunded and any payments to plan participants are paid solely out of the Master Portfolios' assets. Income earned on each plan participant's deferral account is based on the rate of return of the eligible mutual funds selected by the participants or, if no funds are selected, on the rate of return of Nations Treasury Fund, a portfolio of Nations Fund, Inc., another registered investment company in the Nations Funds family. The expense for the deferred compensation and retirement plans is included in "Trustees' fees and expenses" in the Statements of operations. Effective January 1, 2002, the retirement plan was terminated. The Master Trust's eligible Trustees had the option of a rollover into the deferred compensation plan on January 1, 2002 or a lump sum distribution, including interest, on January 1, 2003.

The Master Portfolios have made daily investments of cash balances in the Nations Cash Reserves, a portfolio of Nations Reserves, pursuant to an exemptive order received from the Securities and Exchange Commission. The income earned by each Master Portfolio from such investments is included in its Statement of operations as "Dividend income from affiliated funds".

3.  PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, excluding long-term U.S. government

NATIONS MASTER INVESTMENT TRUST
securities and short-term investments, for the year ended March 31, 2002 were as follows:

                                PURCHASES      SALES
                                  (000)        (000)
                                ----------------------
International Value Master
  Portfolio...................  $2,324,008    $476,473
International Equity Master
  Portfolio...................     501,750     723,838

There were no purchases and sales of long-term U.S. government securities for the year ended March 31, 2002.

4.  LINES OF CREDIT

The Master Trust participates with other Nations Funds in a $1 billion uncommitted line of credit provided by BNY under a line of credit agreement (the "Agreement"). Advances under the Agreement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings is payable at a specified Federal Funds rate plus 0.50% on an annualized basis. Each participating Master Portfolio maintains a ratio of net assets (not including funds borrowed pursuant to the Agreement) to the aggregate amount of indebtedness pursuant to the Agreement of no less than 4 to 1.

At March 31, 2002, there were no loans outstanding under this Agreement. For the year ended March 31, 2002, borrowings by the Master Portfolios under the Agreement were as follows:

                                     AVERAGE
                                     AMOUNT       AVERAGE
                                   OUTSTANDING    INTEREST
                                      (000)         RATE
                                   -----------------------
International Value Master
  Portfolio......................    $   68         4.54%
International Equity Master
  Portfolio......................     1,492         3.26

The average amount outstanding was calculated based on daily balances in the period.

5.  SECURITIES LENDING

Under an agreement with BNY, the Master Portfolios can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash in an amount at least equal to the market value of the securities loaned. The cash collateral received is invested in Nations Cash Reserves. A portion of the income generated by the investment of the collateral, net of any rebates paid by BNY to borrowers, is remitted to BNY as lending agent, and the remainder is paid to the Master Portfolios. Generally, in the event of counterparty default, the Master Portfolio has the right to use the collateral to offset losses incurred. There would be a potential loss to the Master Portfolio in the event the Master Portfolio is delayed or prevented from exercising its right to dispose of the collateral. The Master Portfolio bears the risk of loss with respect to the investment of collateral.

At March 31, 2002, the following Master Portfolios had securities on loan:

                            MARKET VALUE OF     MARKET VALUE OF
                           LOANED SECURITIES      COLLATERAL
                                 (000)               (000)
                           ------------------------------------
International Value
  Master Portfolio.......      $986,708           $1,049,219
International Equity
  Master Portfolio.......        84,574               88,999

6.  REORGANIZATIONS

CONVERSION OF COMMON TRUST FUNDS

On May 12, 2000, the International Equity Fund (the "Acquiring Fund"), acquired the assets of Bank of America Common Trust International Equity Fund, a common trust fund, managed by Bank of America, N.A., (the "Acquired Fund"), in a tax-free exchange for shares of the Acquiring Fund. The number and value of shares issued by the Acquiring Fund are presented in the Schedules of capital stock activity of the International Equity Fund. The acquiring Fund contributed the securities and other assets to the International Equity Master Portfolio for an interest in the Portfolios. Net assets and unrealized appreciation as of the conversion date were as follows:

                                          TOTAL NET ASSETS
TOTAL NET ASSETS    TOTAL NET ASSETS      OF ACQUIRING FUND         ACQUIRED FUND
OF ACQUIRED FUND    OF ACQUIRING FUND     AFTER CONVERSION     UNREALIZED APPRECIATION
     (000)                (000)                 (000)                   (000)
--------------------------------------------------------------------------------------
    $29,129             $868,368              $897,497                 $5,808

NATIONS MASTER INVESTMENT TRUST

FUND REORGANIZATION

On September 8, 2000, the International Equity Fund (the "Acquiring Fund"), acquired the assets and assumed the liabilities of Nations International Growth Fund (the "Acquired Fund"), in a tax-free reorganization in exchange for shares of the Acquiring Fund, pursuant to a plan of reorganization approved by the Acquired Fund's shareholders. The number and value of shares issued by the Acquiring Fund are presented in the Schedules of capital stock activity of the International Equity Fund. The Acquiring Fund contributed the securities and other assets to the International Equity Master Portfolio for an interest in the Portfolios. Net assets and unrealized appreciation as of the reorganization date were as follows:

                                          TOTAL NET ASSETS
TOTAL NET ASSETS    TOTAL NET ASSETS      OF ACQUIRING FUND         ACQUIRED FUND
OF ACQUIRED FUND    OF ACQUIRING FUND     AFTER ACQUISITION    UNREALIZED APPRECIATION
     (000)                (000)                 (000)                   (000)
--------------------------------------------------------------------------------------
    $38,052            $1,023,391            $1,061,443                $8,750

NATIONS MASTER INVESTMENT TRUST

  REPORT OF INDEPENDENT ACCOUNTANTS

TO THE INVESTORS AND TRUSTEES OF NATIONS MASTER INVESTMENT TRUST

In our opinion, the accompanying statements of net assets, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nations International Value Master Portfolio and Nations International Equity Master Portfolio (constituting parts of Nations Master Investment Trust, hereafter referred to as the "Portfolios") at March 31, 2002, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolios' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
May 23, 2002

NATIONS FUNDS

  FUND GOVERNANCE                                                (UNAUDITED)

The Boards of Trustees/Directors (the "Boards") of Nations Fund Trust, Nations Fund, Inc., Nations Reserves, Nations Funds Trust and Nations Master Investment Trust (the "Companies") oversee their funds to ensure that they are managed and operated in the interests of shareholders. This annual report may relate to Funds of one or more of the Companies. Please see the introduction for the Notes to financial statements for information about which Funds and which Companies are applicable to this annual report. A majority of the Trustees/Directors ("Board Members") are "independent," meaning that they have no affiliation with Bank of America, N.A., its affiliates, or the funds, apart from the personal investments that most Board Members have made in certain of the funds as private individuals. The Board Members bring distinguished backgrounds in government, business, academia and public service to their task of working with Company officers to establish the policies and oversee the activities of the funds. Although all Board Members are charged with the fiduciary duty of protecting shareholders interests when supervising and overseeing the management and operations of the Companies, the independent Board Members have particular responsibilities for assuring that the Companies are managed in the best interests of fund shareholders.

The following table provides basic information about the Board Members and Officers of the Companies. The mailing address of each Board Member is c/o Nations Funds, 101 South Tryon Street, 33rd Floor, Charlotte, North Carolina 28255. Each Board Member and Officer serves in identical capacities for each Company (except for Mr. Carmichael, who serves in an advisory capacity for certain Companies) and serves an indefinite term, subject to retirement from service as required (pursuant to each Company's retirement policy) at the end of the calendar year in which a Board Member turns 72, provided that any Board Member who served on any of the Boards as of February 22, 2001, and who reached the age of 72 no later than the end of that calendar year, may continue to serve until the end of the calendar year in which such Trustee reaches age 75 and may continue to serve for successive annual periods thereafter upon the vote of a majority of the other Board Members.

NAME, AGE AND POSITION    TERM OF OFFICE AND      PRINCIPAL OCCUPATION(S) DURING      NUMBER OF FUNDS IN
  WITH THE COMPANIES     LENGTH OF TIME SERVED          THE PAST FIVE YEARS          FUND COMPLEX OVERSEEN
----------------------------------------------------------------------------------------------------------
INDEPENDENT BOARD MEMBERS
William P. Carmichael    Indefinite term;        Senior Managing Director of The      41 (50 others in an
Age: 58                  Board Member since      Succession Fund (a company formed     advisory capacity
Board Member (Nations    1999                    to advise and buy family owned              only)
Funds Trust and                                  companies) from 1998 through
Nations Master                                   April 2001.
Investment Trust only)
William H. Grigg         Indefinite term;        Retired; Chairman Emeritus since             95
Age: 69                  Board Member since      July 1997, Chairman and Chief
Board Member             1991                    Executive Officer through July
                                                 1997 -- Duke Power Co.
Thomas F. Keller         Indefinite term;        R.J. Reynolds Industries                     95
Age: 70                  Board Member since      Professor of Business
Board Member             1991                    Administration, Fuqua School of
                                                 Business, Duke University, since
                                                 July 1974; Dean, Fuqua School of
                                                 Business Europe, Duke University,
                                                 July 1999 through June 2001
Carl E. Mundy, Jr.       Indefinite term;        President and Chief Executive                91
Age: 66                  Board Member since      Officer -- USO from May 1996 to
Board Member             1996                    May 2000; Commandant -- United
                                                 States Marine Corps from July
                                                 1991 to July 1995; Member, Board
                                                 of Advisors to the Comptroller
                                                 General of the United States;
                                                 Chairman, Board of Trustees,
                                                 Marine Corps University
                                                 Foundation;
Dr. Cornelius J. Pings   Indefinite term;        Retired; President, Association              91
Age: 73                  Board Member since      of American Universities through
Board Member             1999                    June 1998.

NAME, AGE AND POSITION
  WITH THE COMPANIES        OTHER DIRECTORSHIPS HELD
----------------------  ---------------------------------
INDEPENDENT BOARD MEMB
William P. Carmichael   Director -- Cobra Electronics
Age: 58                 Corporation (electronic equipment
Board Member (Nations   manufacturer), Opta Food
Funds Trust and         Ingredients, Inc. (food
Nations Master          ingredients manufacturer) and
Investment Trust only)  Golden Rule Insurance Company
                        since May, 1994; Board Member,
                        Nations Funds Family (4
                        registered investment companies)
William H. Grigg        Director, The Shaw Group, Inc.;
Age: 69                 and Director and Vice Chairman,
Board Member            Aegis Insurance Services, Ltd. (a
                        mutual fund insurance company in
                        Bermuda); Board Member, Nations
                        Funds Family (11 registered
                        investment companies)
Thomas F. Keller        Director, Wendy's International,
Age: 70                 Inc. (restaurant operating and
Board Member            franchising); Director, Dimon,
                        Inc. (tobacco); and Director,
                        Biogen, Inc. (pharmaceutical
                        biotechnology); Board Member,
                        Nations Funds Family (11
                        registered investment companies)
Carl E. Mundy, Jr.      Director -- Shering-Plough
Age: 66                 (pharmaceuticals and health care
Board Member            products); General Dynamics
                        Corporation (defense systems);
                        Board Member, Nations Funds
                        Family (7 registered investment
                        companies)

Dr. Cornelius J. Pings  Director, Farmers Group, Inc.
Age: 73                 (insurance company); Board
Board Member            Member, Nations Funds Family (7
                        registered investment companies)

NATIONS FUNDS

  FUND GOVERNANCE (CONTINUED)                                    (UNAUDITED)

NAME, AGE AND POSITION    TERM OF OFFICE AND      PRINCIPAL OCCUPATION(S) DURING      NUMBER OF FUNDS IN
  WITH THE COMPANIES     LENGTH OF TIME SERVED          THE PAST FIVE YEARS          FUND COMPLEX OVERSEEN
----------------------------------------------------------------------------------------------------------
Charles B. Walker        Indefinite term;        Vice Chairman and Chief Financial            91
Age: 63                  Board Member since      Officer -- Albemarle Corporation
Board Member             1985                    (chemical manufacturing)
INTERESTED BOARD MEMBERS(1)
Edmund L. Benson, III    Indefinite term;        Director, President and                      91
Age: 65                  Board Member since      Treasurer, Saunders & Benson,
Board Member             1985                    Inc. (insurance)
James B. Sommers         Indefinite term;        Retired                                      91
Age: 63                  Board Member since
Board Member             1997
A. Max Walker            Indefinite term;        Independent Financial Consultant             95
Age: 80                  Board Member since
President, Chairman of   inception
the Boards and Board
Member
Thomas S. Word, Jr.      Indefinite term;        Partner -- McGuire, Woods, Battle            91
Age: 63                  Board Member since      & Boothe LLP (law firm)
Board Member             1985
OTHER OFFICERS
Richard H. Blank, Jr.    Indefinite term;        Senior Vice President since 1998,            N/A
Age: 44                  Secretary since 1993    and Vice President from 1994 to
Stephens Inc.            and Treasurer since     1998 -- Mutual Fund Services,
111 Center Street        1998                    Stephens Inc.; Secretary since
Little Rock, AR 72201                            September 1993 and Treasurer
Secretary and                                    since November 1998 -- Nations
Treasurer                                        Funds Family (7 other registered
                                                 investment companies)

NAME, AGE AND POSITION
  WITH THE COMPANIES        OTHER DIRECTORSHIPS HELD
----------------------  ---------------------------------
Charles B. Walker       Director -- Ethyl Corporation
Age: 63                 (chemical manufacturing); Board
Board Member            Member, Nations Funds Family (7
                        registered investment companies)
INTERESTED BOARD MEMBERS(1)
Edmund L. Benson, III   Director, Insurance Managers Inc.
Age: 65                 (insurance); Board Member,
Board Member            Nations Funds Family (7
                        registered investment companies)
James B. Sommers        Chairman -- Central Piedmont
Age: 63                 Community College Foundation;
Board Member            Director, Board of Commissioners,
                        Charlotte/Mecklenberg Hospital
                        Authority; Trustee, Central
                        Piedmont Community College, Mint
                        Museum of Art; Board Member,
                        Nations Funds Family (7
                        registered investment companies)
A. Max Walker           President, Chairman and Board
Age: 80                 Member, Nations Funds Family (7
President, Chairman of  registered investment companies)
the Boards and Board    Chairman and Board Member,
Member                  Nations Funds Family (4
                        registered investment companies)
Thomas S. Word, Jr.     Director -- Vaughan-Bassett
Age: 63                 Furniture Company, Inc.
Board Member            (furniture); Board Member,
                        Nations Funds Family (7
                        registered investment companies)
OTHER OFFICERS
Richard H. Blank, Jr.   N/A
Age: 44
Stephens Inc.
111 Center Street
Little Rock, AR 72201
Secretary and
Treasurer

---------------

(1) Basis of Interestedness. Mr. Benson's step-son is an employee of Bank of America, the parent of BA Advisors. Mr. Sommers own securities of Bank of America Corporation, the parent holding company of BA Advisors. Mr. Word is affiliated with a law firm which provides services to Bank of America and certain of its affiliates. Mr. A. Max Walker is an Interested Board Member by virtue of the fact that he also serves as President of the Companies.

More information about the Board Members is available in the Statement of Additional Information, which is available at no charge from Nations Funds.

                     [This page intentionally left blank.]

THE NATIONS FUNDS FAMILY OF FUNDS


Within each category, the funds
are listed from aggressive to
conservative.

Lower risk/reward potential


SPECIALTY FUNDS

INDEX FUNDS
Nations SmallCap Index Fund
Nations MidCap Index Fund
Nations LargeCap Index Fund
Nations Managed Index Fund

ASSET ALLOCATION PORTFOLIOS
Nations LifeGoal Growth Portfolio
Nations LifeGoal Balanced Growth Portfolio
Nations LifeGoal Income and Growth Portfolio

OTHER SPECIALTIES
Nations Financial Services Fund
Nations Convertible Securities Fund

MONEY MARKET FUNDS

Nations Prime Fund(1)
Nations Cash Reserves
Nations Money Market Reserves
Nations Government Money Market Fund(2)
Nations Government Reserves
Nations Treasury Fund(3)
Nations Treasury Reserves
Nations Tax Exempt Fund(4)
Nations Municipal Reserves
Nations California Tax-Exempt Reserves
Nations New York Tax-Exempt Reserves

FIXED INCOME FUNDS

TAXABLE INCOME FUNDS
Nations High Yield Bond Fund
Nations Strategic Income Fund
Nations Bond Fund
Nations Intermediate Bond Fund
Nations Government Securities Fund
Nations Short-Intermediate Government Fund
Nations Short-Term Income Fund

TAX-EXEMPT INCOME FUNDS
Nations Municipal Income Fund
Nations State-Specific Long-Term Municipal
Bond Funds (CA, FL, GA, MD, NC, SC, TN, TX, VA)(5)
Nations Intermediate Municipal Bond Fund
Nations State-Specific Intermediate Municipal
Bond Funds (FL, GA, KS, MD, NC, SC, TN, TX, VA)
Nations Short-Term Municipal Income Fund


STOCK FUNDS

GROWTH FUNDS
Nations Small Company Fund
Nations Marsico 21st Century Fund
Nations MidCap Growth Fund
Nations Marsico Focused Equities Fund
Nations Marsico Growth & Income Fund(6)
Nations Aggressive Growth Fund(7)
Nations Capital Growth Fund
Nations Strategic Growth Fund

BLEND FUNDS
Nations Blue Chip Fund(8)
Nations Asset Allocation Fund
Nations Equity Income Fund(9)

VALUE FUNDS
Nations MidCap Value Fund
Nations Value Fund
Nations LargeCap Value Fund
Nations Classic Value Fund

Higher reward/risk potential

INTERNATIONAL/GLOBAL FUNDS

Nations Emerging Markets Fund
Nations Marsico International Opportunities Fund
Nations International Equity Fund
Nations International Value Fund
Nations Global Value Fund

1 Effective May 10, 2002, the fund reorganized into Nations Cash Reserves.
2 Effective May 10, 2002, the fund reorganized into Nations Government Reserves. 3 Effective May 10, 2002, the fund reorganized into Nations Treasury Reserves.
4 Effective May 10, 2002, the fund reorganized into Nations Tax-Exempt Reserves. 5 Effective May 10, 2002, these funds, excluding CA and FL, reorganized into a corresponding intermediate municipal bond fund of the same state which has substantially similar investment objectives and principal investment strategies.
6 Effective May 10, 2002, the fund's name changed to Nations Marsico Growth Fund which better reflects the fund's investment objective and strategies.
7 Effective May 10, 2002, the fund reorganized into Nations Capital Growth Fund. 8 Effective May 10, 2002, the fund reorganized into Nations Strategic Growth
  Fund.
9 Effective May 10, 2002, the fund reorganized into Nations Convertible
  Securities Fund.



INTSTKAR
220635 (04/02)